    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2001

                                                       REGISTRATION NOS. 2-99715
                                                                811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                    [X]
               Post-Effective Amendment No. 47                               [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
               Amendment No. 48                                              [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)

                              A. THOMAS SMITH III
            Executive Vice President, General Counsel and Secretary
                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                 P.O. Box 5555
                        Oakbrook Terrace, IL 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)

          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)

          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Registration Statement contains seven Prospectuses and seven Statements of Additional Information describing seven series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:



     Facing Page



     Prospectuses with respect to the Applicable Series, in the following order:



   (i)  Van Kampen Tax Free High Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund



     Statements of Additional Information with respect to the Applicable Series, in the following order:



   (i)  Van Kampen Tax Free High Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund



     Part C Information



     Exhibits

                           -------------------------


     The Prospectus and Statement of Additional Information with respect to each of Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, three other series of the Registrant, were included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant and no changes thereto are affected hereby.



     The Prospectus and Statement of Additional Information with respect to Van Kampen California Municipal Income Fund, a series of the Registrant, were included in Post-Effective Amendment No. 46 to the Registration Statement of the Registrant and no changes thereto are affected hereby.

                                   VAN KAMPEN
                           TAX FREE HIGH INCOME FUND


Van Kampen Tax Free High Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated  JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
Federal Income Taxation...........................  27
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities. For a description of securities ratings, see the appendix to this Prospectus.



The Fund's investment adviser buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities that it believes offers higher yields with reasonable credit risks considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.



Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investment in higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are willing to take on the increased risks of investing in medium- and lower-grade securities in exchange for potentially higher income


- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                              8.51
1992                                                                              0.08
1993                                                                             15.82
1994                                                                             -4.93
1995                                                                             15.52
1996                                                                              3.21
1997                                                                              9.05
1998                                                                              5.98
1999                                                                             -4.10
2000                                                                              3.56

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.09% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -5.60% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                          Past
         for the                           10 Years
      Periods Ended     Past      Past     or Since
    December 31, 2000  1 Year    5 Years   Inception
--------------------------------------------------------
    Van Kampen Tax
    Free High Income
    Fund -- Class A
    Shares              -1.34%    2.44%        4.54%
    Lehman Brothers
    Municipal Bond
    Index               11.69%    5.84%        7.32%
 ........................................................
    Van Kampen Tax
    Free High Income
    Fund -- Class B
    Shares              -1.13%    2.42%        4.19%(1)**
    Lehman Brothers
    Municipal Bond
    Index               11.69%    5.84%        6.19%(2)
 ........................................................
    Van Kampen Tax
    Free High Income
    Fund -- Class C
    Shares               1.80%    2.64%        3.74%(3)
    Lehman Brothers
    Municipal Bond
    Index               11.69%    5.84%        6.07%(4)
 ........................................................


Inception dates: (1) 5/1/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.


  * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.



 **The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which such shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2000 is 6.22% for Class A Shares, 5.76% for Class B Shares and 5.76% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)  None      None
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)


---------------------------------------------------------------
Management fees              0.48%     0.48%     0.48%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)      0.24%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.19%     0.19%     0.19%
 ...............................................................
Total annual fund
operating expenses           0.91%     1.67%     1.67%
 ...............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:
                                  Year 1-4.00%
                                  Year 2-3.75%
                                  Year 3-3.50%
                                  Year 4-2.50%
                                  Year 5-1.50%
                                  Year 6-1.00%
                                   After-None
    See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       One     Three     Five      Ten
                       Year    Years    Years     Years
------------------------------------------------------------
Class A Shares         $563    $751     $  955    $1,541
 ............................................................
Class B Shares         $570    $876     $1,057    $1,774*
 ............................................................
Class C Shares         $270    $526     $  907    $1,976
 ............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three     Five    Ten
                         Year    Years    Years   Years
------------------------------------------------------------
Class A Shares           $563    $751      $955   $1,541
 ............................................................
Class B Shares           $170    $526      $907   $1,774*
 ............................................................
Class C Shares           $170    $526      $907   $1,976
 ............................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which such shares were purchased.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in medium- and lower-grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the Fund may invest up to 20% of the total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.



                               UNDERSTANDING


                              QUALITY RATINGS



Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.



     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa       AAA        Highest quality
 ......................................................
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
 ......................................................
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................



The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade securities, particularly when the difference in returns between quality classifications is narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



                              MUNICIPAL SECURITIES



Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.


The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

            RISKS OF INVESTING IN MEDIUM- AND LOWER-GRADE SECURITIES

Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in medium- and lower-grade securities before investing in the Fund.

Credit risk relates to the issuers's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.


The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium-and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.


New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2000 invested in the various rating categories (based on the higher of S&P or Moody's rating) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.


                                                Unrated Securities of
                        Rated Securities         Comparable Quality
                       (As a Percentage of       (As a Percentage of
    Rating Category     Portfolio Value)          Portfolio Value)
-------------------------------------------------------------------------
    AAA/Aaa                   22.5%                      4.3%
 .........................................................................
    AA/Aa                      1.3%                      0.0%
 .........................................................................
    A/A                        7.0%                      1.0%
 .........................................................................
    BBB/Baa                   10.9%                      8.5%
 .........................................................................
    BB/Ba                      3.3%                     27.1%
 .........................................................................
    B/B                        0.6%                      9.3%
 .........................................................................
    CCC/Caa                    0.0%                      2.4%
 .........................................................................
    CC/Ca                      0.0%                      1.5%
 .........................................................................
    C/C                        0.0%                      0.0%
 .........................................................................
    D                          0.0%                      0.3%
 .........................................................................
    Percentage of
    Rated and
    Unrated
    Securities                45.6%                     54.4%
 .........................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                             ADDITIONAL INFORMATION

                          REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                  0.50%
 ......................................................
    Over $500 million                   0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Dennis S. Pietrzak is the Fund's portfolio manager and has been primarily responsible for the day-to-day management of the Fund's investment portfolio since September 2000. Mr. Pietrzak has been a Vice President of the Adviser since August 1995. Prior to joining the Adviser, Mr. Pietrzak was employed by Merrill Lynch where he was in charge of municipal underwriting and trading for 20 years in Merrill Lynch's Midwest region.


                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley DeanWitter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age and grandchildren, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor

Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/ trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating

Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                            FEDERAL INCOME TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997, 1996 and 1995 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                  Class A Shares
                                                               Nine Months
                                           Year Ended             Ended
                                         September 30,        September 30,       Year Ended December 31,
                                        2000       1999           1998           1997       1996       1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period..........................      $13.91      $15.08        $14.85         $14.47     $14.98     $13.85
                                       ------     -------        ------         ------     ------     ------
 Net Investment Income...........         .77         .81           .64            .90        .96       1.02
 Net Realized and Unrealized
   Gain/Loss.....................        (.63)      (1.17)          .22            .38       (.51)      1.07
                                       ------     -------        ------         ------     ------     ------
Total from Investment
 Operations......................         .14        (.36)          .86           1.28        .45       2.09
Less Distributions from and in
 Excess of Net Investment
 Income..........................         .78         .81           .63            .90        .96        .96
                                       ------     -------        ------         ------     ------     ------
Net Asset Value, End of the
 Period..........................      $13.27      $13.91        $15.08         $14.85     $14.47     $14.98
                                       ======     =======        ======         ======     ======     ======
Total Return.....................       1.27%(a)   -2.51%(a)      6.00%*(a)      9.05%(a)   3.21%(a)  15.52%(a)
Net Assets at End of the Period
 (In millions)...................      $621.5      $745.2        $771.4         $706.3     $671.9     $665.8
Ratio of Expenses to Average Net
 Assets (d)......................        .91%        .96%          .92%           .94%       .99%       .95%
Ratio of Net Investment Income to
 Average Net Assets (d)..........       5.91%       5.46%         5.66%          6.09%      6.60%      7.05%
Portfolio Turnover...............         37%         77%           66%*           63%        59%        59%

                                                              Class B Shares
                                                           Nine Months
                                       Year Ended             Ended
                                     September 30,        September 30,       Year Ended December 31,
                                    2000       1999           1998           1997       1996       1995
Net Asset Value, Beginning of the
 Period..........................  $13.90      $15.07        $14.84         $14.47     $14.98     $13.85
                                   ------     -------        ------         ------     ------     ------
 Net Investment Income...........     .69         .69           .55            .77        .84        .91
 Net Realized and Unrealized
   Gain/Loss.....................    (.64)      (1.16)          .23            .39       (.50)      1.07
                                   ------     -------        ------         ------     ------     ------
Total from Investment
 Operations......................     .05        (.47)          .78           1.16        .34       1.98
Less Distributions from and in
 Excess of Net Investment
 Income..........................     .68         .70           .55            .79        .85        .85
                                   ------     -------        ------         ------     ------     ------
Net Asset Value, End of the
 Period..........................  $13.27      $13.90        $15.07         $14.84     $14.47     $14.98
                                   ======     =======        ======         ======     ======     ======
Total Return.....................    .48%(b)   -3.25%(b)      5.35%*(b)      8.23%(b)   2.40%(b)  14.62%(b)
Net Assets at End of the Period
 (In millions)...................  $221.4      $282.5        $279.6         $229.6     $173.8     $137.9
Ratio of Expenses to Average Net
 Assets (d)......................   1.67%       1.73%         1.68%          1.71%      1.75%      1.70%
Ratio of Net Investment Income to
 Average Net Assets (d)..........   5.15%       4.70%         4.90%          5.30%      5.84%      6.25%
Portfolio Turnover...............     37%         77%           66%*           63%        59%        59%

                                                              Class C Shares
                                                           Nine Months
                                       Year Ended             Ended
                                     September 30,        September 30,       Year Ended December 31,
                                    2000       1999           1998           1997       1996       1995
Net Asset Value, Beginning of the
 Period..........................  $13.90      $15.07        $14.84         $14.47     $14.99     $13.85
                                   ------     -------        ------         ------     ------     ------
 Net Investment Income...........     .69         .69           .55            .78        .85        .91
 Net Realized and Unrealized
   Gain/Loss.....................    (.64)      (1.16)          .23            .38       (.52)      1.08
                                   ------     -------        ------         ------     ------     ------
Total from Investment
 Operations......................     .05        (.47)          .78           1.16        .33       1.99
Less Distributions from and in
 Excess of Net Investment
 Income..........................     .68         .70           .55            .79        .85        .85
                                   ------     -------        ------         ------     ------     ------
Net Asset Value, End of the
 Period..........................  $13.27      $13.90        $15.07         $14.84     $14.47     $14.99
                                   ======     =======        ======         ======     ======     ======
Total Return.....................    .48%(c)   -3.25%(c)      5.35%*(c)      8.23%(c)   2.33%(c)  14.70%(c)
Net Assets at End of the Period
 (In millions)...................   $49.1       $61.5         $63.2          $38.6      $18.8       $9.5
Ratio of Expenses to Average Net
 Assets (d)......................   1.67%       1.73%         1.68%          1.71%      1.75%      1.69%
Ratio of Net Investment Income to
 Average Net Assets (d)..........   5.15%       4.69%         4.90%          5.24%      5.84%      6.19%
Portfolio Turnover...............     37%         77%           66%*           63%        59%        59%


*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.


(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.


(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.


(d) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



Issue credit ratings are based, in varying degrees, on the following considerations:



1.Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.Nature of and provisions of the obligation:



3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



                              2.  MUNICIPAL NOTES



A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                           4. TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



2)Notes allowing for negative coupons, or negative principal.



3)Notes containing any provision which could obligate the investor to make any additional payments.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                           2. SHORT-TERM EXEMPT NOTES



In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.



If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*


Vice President


John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



  * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN TAX FREE HIGH INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Tax Free High Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen Tax Free High Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                           TAX FREE HIGH INCOME FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                JANUARY 26, 2001

                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

            The Fund's Investment Company Act File No. is 811-4386.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                  VAN  KAMPEN
                               INSURED  TAX  FREE
                                  INCOME  FUND


Van Kampen Insured Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  12
Purchase of Shares.................................  13
Redemption of Shares...............................  19
Distributions from the Fund........................  21
Shareholder Services...............................  21
Federal Income Taxation............................  24
Financial Highlights...............................  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.


The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among in debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.


Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured municipal securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                             10.62
1992                                                                              9.51
1993                                                                             12.32
1994                                                                             -6.31
1995                                                                             17.49
1996                                                                              3.64
1997                                                                              8.19
1998                                                                              5.65
1999                                                                             -5.03
2000                                                                             13.34

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.08% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                         Past
         for the                          10 Years
      Periods Ended     Past     Past     or Since
    December 31, 2000  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class A Shares      7.95%    3.97%      6.17%
    Lehman Brothers
    Municipal Bond
    Index              11.69%    5.84%      7.32%
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class B Shares      8.33%    3.90%      4.58%(1)**
    Lehman Brothers
    Municipal Bond
    Index              11.69%    5.84%      6.19%(2)
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class C Shares     11.40%    4.15%      4.30%(3)
    Lehman Brothers
    Municipal Bond
    Index              11.69%    5.84%      5.96%(3)
 .......................................................



Inception dates: (1) 5/3/93, (2) 5/1/93, (3) 8/13/93.


 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

**The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2000 is 4.66% for Class A Shares, 4.11% for Class B Shares and 4.11% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                   None(2)    4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................


ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)

---------------------------------------------------------------
Management fees              0.51%     0.51%     0.51%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)
                             0.23%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.16%     0.17%     0.17%
 ...............................................................
Total annual fund
operating expenses
                             0.90%     1.68%     1.68%
 ...............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:
    Year 1-4.00%
    Year 2-3.75%
    Year 3-3.50%
    Year 4-2.50%
    Year 5-1.50%
    Year 6-1.00%
    After-None
    See "Purchase of Shares--Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
                           ----      -----      ------      ------
----------------------------------------------------------------------
Class A Shares             $562      $748       $  950      $1,530
 ......................................................................
Class B Shares             $571      $880       $1,063      $1,779*
 ......................................................................
Class C Shares             $271      $530       $  913      $1,987
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $562      $748       $  950      $1,530
 ......................................................................
Class B Shares             $171      $530       $  913      $1,779*
 ......................................................................
Class C Shares             $171      $530       $  913      $1,987
 ......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities that it believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.



                              MUNICIPAL SECURITIES



Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.


The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, the Fund would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.


The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, the illiquidity of the derivative instrument and, to the extent that the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if the Strategic Transactions had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero-coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero-coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal obligations. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                  0.525%
 .....................................................
    Next $500 million                   0.500%
 .....................................................
    Next $500 million                   0.475%
 .....................................................
    Over $1,500 million                 0.450%
 .....................................................

Applying this fee schedule, the effective advisory fee rate was 0.51% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund also pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992.

                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and em-ployees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under

    Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identi-fication information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank & Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.





                                 FEDERAL INCOME
                                    TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998, and the fiscal years ended December 31, 1997, 1996, and 1995 have been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                              Class A Shares                  Class B Shares
                                                                          Nine Months
                                                       Year Ended            Ended                                       Year Ended
                                                      September 30,      September 30,      Year Ended December 31,    September 30,
                                                     2000       1999         1998          1997       1996       1995         2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........    $18.08     $19.96       $19.63        $19.24     $19.55     $17.57      $18.08
                                                   --------   --------     --------      --------   --------   --------      ------
 Net Investment Income...........................       .91        .91          .71           .97        .98       1.02         .78
 Net Realized and Unrealized Gain/Loss...........       .17      (1.64)         .37           .55       (.30)      1.98         .15
                                                   --------   --------     --------      --------   --------   --------      ------

Total from Investment Operations.................      1.08       (.73)        1.08          1.52        .68       3.00         .93
                                                   --------   --------     --------      --------   --------   --------      ------

Less:

 Distributions from and in Excess of Net
   Investment Income.............................       .88        .92          .72           .97        .99       1.02         .74

 Distributions from Net Realized Gain............       .01        .23          .03           .16        -0-        -0-         .01
                                                   --------   --------     --------      --------   --------   --------      ------

Total Distributions..............................       .89       1.15          .75          1.13        .99       1.02         .75
                                                   --------   --------     --------      --------   --------   --------      ------

Net Asset Value, End of the Period...............    $18.27     $18.08       $19.96        $19.63     $19.24     $19.55      $18.26
                                                   ========   ========     ========      ========   ========   ========      ======

Total Return.....................................     6.13%(a) (3.80%)(a)  5.61%*(a)     8.19%(a)   3.65%(a)   17.49%(a)    5.25%(b)
Net Assets at End of the Period (In millions)....  $1,086.6   $1,178.3     $1,353.9      $1,283.5   $1,283.7   $1,365.4       $43.0
Ratio of Expenses to Average Net Assets (d)......      .90%       .92%         .90%          .92%       .95%       .88%       1.68%
Ratio of Net Investment Income to Average Net
 Assets (d)......................................     5.10%      4.77%        4.85%         5.07%      5.11%      5.44%       4.34%
Portfolio Turnover...............................       69%        92%          62%*          82%        92%        70%         69%

                                                                Class B Shares
                                                                     Nine Months
                                                  Ended
                                                 ember 30,
                                                            1999        1998         1997     1996     1995
Net Asset Value, Beginning of the Period.........          $19.96      $19.63       $19.24   $19.55   $17.56
                                                           ------      ------       ------   ------   ------
 Net Investment Income...........................             .76         .60          .82      .83      .89
 Net Realized and Unrealized Gain/Loss...........           (1.64)        .37          .55     (.30)    1.98
                                                           ------      ------       ------   ------   ------
Total from Investment Operations.................            (.88)        .97         1.37      .53     2.87
                                                           ------      ------       ------   ------   ------
Less:
 Distributions from and in Excess of Net
   Investment Income.............................             .77         .61          .82      .84      .88
 Distributions from Net Realized Gain............             .23         .03          .16      -0-      -0-
                                                           ------      ------       ------   ------   ------
Total Distributions..............................            1.00         .64          .98      .84      .88
                                                           ------      ------       ------   ------   ------
Net Asset Value, End of the Period...............          $18.08      $19.96       $19.63   $19.24   $19.55
                                                           ======      ======       ======   ======   ======
Total Return.....................................          (4.60%)(b)     5.07%*(b)  7.36%(b)  2.83%(b) 16.67%(b)
Net Assets at End of the Period (In millions)....           $56.8       $71.9        $70.1    $71.6    $75.3
Ratio of Expenses to Average Net Assets (d)......           1.68%       1.66%        1.69%    1.74%    1.67%
Ratio of Net Investment Income to Average Net
 Assets (d)......................................           3.99%       4.08%        4.29%    4.38%    4.69%
Portfolio Turnover...............................             92%         62%*         82%      92%      70%

                                                                         Class C Shares
                                                                       Nine Months
                                                      Year Ended          Ended
                                                    September 30,     September 30,   Year Ended December 31,
                                                    2000      1999        1998         1997     1996     1995
Net Asset Value, Beginning of the Period.........  $18.08    $19.95      $19.63       $19.24   $19.55   $17.57
                                                   ------    ------      ------       ------   ------   ------
 Net Investment Income...........................     .79       .76         .60          .82      .83      .88
 Net Realized and Unrealized Gain/Loss...........     .13     (1.63)        .37          .55     (.30)    1.98
                                                   ------    ------      ------       ------   ------   ------
Total from Investment Operations.................     .92      (.87)        .97         1.37      .53     2.86
                                                   ------    ------      ------       ------   ------   ------
Less:
 Distributions from and in Excess of Net
   Investment Income.............................     .74       .77         .61          .82      .84      .88
 Distributions from Net Realized Gain............     .01       .23         .04          .16      -0-      -0-
                                                   ------    ------      ------       ------   ------   ------
Total Distributions..............................     .75      1.00         .65          .98      .84      .88
                                                   ------    ------      ------       ------   ------   ------
Net Asset Value, End of the Period...............  $18.25    $18.08      $19.95       $19.63   $19.24   $19.55
                                                   ======    ======      ======       ======   ======   ======
Total Return.....................................   5.19%(c) (4.55%)(c)     5.02%*(c)  7.36%(c)  2.83%(c) 16.60% (c
Net Assets at End of the Period (In millions)....    $5.4      $8.3        $6.8         $5.6     $4.9     $5.1
Ratio of Expenses to Average Net Assets (d)......   1.68%     1.68%       1.66%        1.69%    1.74%    1.67%
Ratio of Net Investment Income to Average Net
 Assets (d)......................................   4.35%     3.99%       4.06%        4.29%    4.37%    4.68%
Portfolio Turnover...............................     69%       92%         62%*         82%      92%      70%



* Non-Annualized



(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.



(b)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.



(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.



(d) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*

Vice President

John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN INSURED TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                  VAN  KAMPEN
                               INSURED  TAX  FREE
                                  INCOME  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                                JANUARY 26, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company Act File No. is 811-4386.

                                                                   TFIN PRO 1/01

                                   VAN KAMPEN
                              CALIFORNIA  INSURED
                                TAX  FREE  FUND


Van Kampen California Insured Tax Free Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  21
Distributions from the Fund........................  22
Shareholder Services...............................  23
California Taxation................................  25
Federal Income Taxation............................  26
Financial Highlights...............................  28



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of California for California tax purposes.



The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.


Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


STATE-SPECIFIC RISKS. Because the Fund invests substantially all of its total assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to California income tax

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured California municipal securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                              9.98
1992                                                                             10.08
1993                                                                             14.60
1994                                                                             -8.75
1995                                                                             18.28
1996                                                                              4.20
1997                                                                              8.93
1998                                                                              6.33
1999                                                                             -5.09
2000                                                                             14.75

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.63% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -7.62% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



       Average Annual                          Past 10
      Total Returns for                         Years
      the Periods Ended     Past     Past     or Since
      December 31, 2000    1 Year   5 Years   Inception
------------------------------------------------------------
    Van Kampen California
    Insured Tax Free Fund
    --
    Class A Shares         11.04%    4.92%     6.65%

    Lehman Brothers
    Municipal Bond Index   11.69%    5.84%     7.32%
 ............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class B Shares         11.02%    4.85%     4.61% (1)**

    Lehman Brothers
    Municipal Bond Index   11.69%    5.84%     6.19% (1)
 ............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class C Shares         13.09%    4.85%     4.57% (2)

    Lehman Brothers
    Municipal Bond Index   11.69%    5.84%     5.96% (2)
 ............................................................


 Inception dates: (1) 5/1/93, (2) 8/13/93.

* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2000 is 4.34% for Class A Shares, 3.72% for Class B Shares and 3.73% for Class C Shares.

Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         Class A    Class B    Class C
                         Shares     Shares     Shares
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)          3.25%(1)    None       None
 ..........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                None(2)    3.00%(3)   1.00%(4)
 ..........................................................
Maximum sales charge
(load) imposed on
reinvested dividends      None       None       None
 ..........................................................
Redemption fee            None       None       None
 ..........................................................
Exchange fee              None       None       None
 ..........................................................


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)



-------------------------------------------------------
Management fees         0.48%     0.48%     0.48%
 .......................................................
Distribution and/or
service (12b-1)
fees(5)                 0.24%     1.00%(6)  1.00%(6)
 .......................................................
Other expenses          0.26%     0.26%     0.26%
 .......................................................
Total annual fund
operating expenses      0.98%     1.74%     1.74%
 .......................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 3.00% in the first and second year after purchase, declining thereafter as follows:

                      Year 1-3.00%
                      Year 2-2.50%
                      Year 3-2.00%
                      Year 4-1.00%
                      After-None
   See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $422       $627       $849      $1,487
 .....................................................................
Class B Shares             $477       $748       $944      $1,851*
 .....................................................................
Class C Shares             $277       $548       $944      $2,052
 .....................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $422       $627       $849      $1,487
 .....................................................................
Class B Shares             $177       $548       $944      $1,851*
 .....................................................................
Class C Shares             $177       $548       $944      $2,052
 .....................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which such shares were purchased.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of California for California tax purposes.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.


California municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Distributions to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the Fund. Accordingly, an investment in shares of the Fund may not be appropriate for corporations subject to either tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.



The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its total assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.


The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.


                        SPECIAL CONSIDERATIONS REGARDING

                        CALIFORNIA MUNICIPAL SECURITIES


The Fund invests substantially all of its total assets in a portfolio of California municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests substantially all of its total assets in California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.



The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.


Fuel and energy prices in the State of California have risen sharply in recent months. Because of capacity constraints in electric generation and transmission, California utilities have been forced to purchase wholesale power at high prices. While the government of California and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings in California's energy market, it is not possible to predict what the long-term impact of these developments will be on California's economy. Such fuel and energy issues could have severe adverse effects of the state's economy.


Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.


More detailed information concerning California municipal securities and the State of California is included in the Fund's Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term California municipal obligations. If such municipal obligations are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $100 million                  0.500%
 .....................................................
    Next $150 million                   0.450%
 .....................................................
    Next $250 million                   0.425%
 .....................................................
    Over $500 million                   0.400%
 .....................................................



Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992.

                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of     As % of Net
            Size of             Offering      Amount
           Investment            Price       Invested
-----------------------------------------------------------
    Less than $25,000            3.25%         3.36%
 ...........................................................
    $25,000 but less than
    $250,000                     2.75%         2.83%
 ...........................................................
    $250,000 but less than
    $500,000                     1.75%         1.78%
 ...........................................................
    $500,000 but less than
    $1,000,000                   1.50%         1.52%
 ...........................................................
    $1,000,000 or more               *             *
 ...........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                              REDEMPTION OF SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/ trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                                 DISTRIBUTIONS
                                 FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the

Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.





                              CALIFORNIA TAXATION

Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.


The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares of the Fund as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997, 1996 and 1995 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                           Class A Shares
                                                                      Nine Months
                                               Year Ended                Ended
                                             September 30,           September 30,             Year Ended December 31,
                                           2000         1999             1998              1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period................................    $17.28       $18.77           $18.29            $17.61       $17.74       $15.80
                                          -------      -------          -------           -------      -------      -------
 Net Investment Income.................       .82          .83              .64               .88          .86          .89
 Net Realized and Unrealized
   Gain/Loss...........................       .38        (1.45)             .50               .65         (.15)        1.94
                                          -------      -------          -------           -------      -------      -------

Total from Investment Operations.......      1.20         (.62)            1.14              1.53          .71         2.83
                                          -------      -------          -------           -------      -------      -------

Less Distributions from and in Excess
 of Net Investment Income..............       .81          .87              .66               .85          .84          .89
                                          -------      -------          -------           -------      -------      -------
Net Asset Value, End of the Period.....    $17.67       $17.28           $18.77            $18.29       $17.61       $17.74
                                          =======      =======          =======           =======      =======      =======

Total Return *.........................     7.20%(a)    (3.44%)(a)        6.38%**(a)        8.93%(a)     4.20%(a)    18.28%(a)
Net Assets at End of the Period (In
 millions).............................    $152.5       $162.0           $151.0            $140.7       $142.5       $147.6
Ratio of Expenses to Average Net Assets
 * (d).................................      .98%         .92%             .88%              .96%        1.02%         .89%
Ratio of Net Investment Income to
 Average Net Assets *..................     4.79%        4.52%            4.66%             4.96%        4.94%        5.23%
Portfolio Turnover.....................       52%          44%              21%**             46%          35%          42%

* If certain expenses had not been
 reimbursed by the Adviser, total
 return would have been lower and the
 ratios would have been as follows:

Ratio of Expenses to Average Net
 Assets................................       N/A          N/A              N/A               N/A        1.03%        1.05%

Ratio of Net Investment Income to
 Average Net Assets....................       N/A          N/A              N/A               N/A        4.94%        5.07%

                                                                          Class B Shares
                                                                     Nine Months
                                              Year Ended                Ended
                                            September 30,           September 30,             Year Ended December 31,
                                          2000         1999             1998              1997         1996         1995
Net Asset Value, Beginning of the
 Period................................   $17.26       $18.76           $18.29            $17.60       $17.74       $15.81
                                         -------      -------          -------           -------      -------      -------
 Net Investment Income.................      .68          .68              .53               .74          .72          .76
 Net Realized and Unrealized
   Gain/Loss...........................      .43        (1.45)             .50               .67         (.15)        1.93
                                         -------      -------          -------           -------      -------      -------
Total from Investment Operations.......     1.11         (.77)            1.03              1.41          .57         2.69
                                         -------      -------          -------           -------      -------      -------
Less Distributions from and in Excess
 of Net Investment Income..............      .68          .73              .56               .71          .71          .76
                                         -------      -------          -------           -------      -------      -------
Net Asset Value, End of the Period.....   $17.69       $17.26           $18.76            $18.29       $17.60       $17.74
                                         =======      =======          =======           =======      =======      =======
Total Return *.........................    6.63%(b)    (4.20%)(b)        5.76%**(b)        8.19%(b)     3.35%(b)    17.33%(b)
Net Assets at End of the Period (In
 millions).............................    $38.3        $45.3            $40.1             $31.0        $28.6        $24.6
Ratio of Expenses to Average Net Assets
 * (d).................................    1.74%        1.68%            1.64%             1.72%        1.79%        1.61%
Ratio of Net Investment Income to
 Average Net Assets *..................    4.03%        3.76%            3.89%             4.18%        4.17%        4.51%
Portfolio Turnover.....................      52%          44%              21%**             46%          35%          42%
* If certain expenses had not been
 reimbursed by the Adviser, total
 return would have been lower and the
 ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets................................      N/A          N/A              N/A               N/A        1.79%        1.77%
Ratio of Net Investment Income to
 Average Net Assets....................      N/A          N/A              N/A               N/A        4.16%        4.35%

                                                                          Class C Shares
                                                                     Nine Months
                                              Year Ended                Ended
                                            September 30,           September 30,             Year Ended December 31,
                                          2000         1999             1998              1997         1996         1995
Net Asset Value, Beginning of the
 Period................................   $17.26       $18.75           $18.29            $17.60       $17.74       $15.80
                                         -------      -------          -------           -------      -------      -------
 Net Investment Income.................      .68          .69              .53               .74          .72          .76
 Net Realized and Unrealized
   Gain/Loss...........................      .42        (1.45)             .49               .67         (.15)        1.94
                                         -------      -------          -------           -------      -------      -------
Total from Investment Operations.......     1.10         (.76)            1.02              1.41          .57         2.70
                                         -------      -------          -------           -------      -------      -------
Less Distributions from and in Excess
 of Net Investment Income..............      .68          .73              .56               .72          .71          .76
                                         -------      -------          -------           -------      -------      -------
Net Asset Value, End of the Period.....   $17.68       $17.26           $18.75            $18.29       $17.60       $17.74
                                         =======      =======          =======           =======      =======      =======
Total Return *.........................    6.57%(c)    (4.15%)(c)        5.70%**(c)        8.19%(c)     3.35%(c)    17.40%(c)
Net Assets at End of the Period (In
 millions).............................     $6.6         $7.4             $4.8              $3.8         $2.2         $1.8
Ratio of Expenses to Average Net Assets
 * (d).................................    1.74%        1.69%            1.63%             1.71%        1.79%        1.60%
Ratio of Net Investment Income to
 Average Net Assets *..................    4.03%        3.75%            3.87%             4.15%        4.16%        4.50%
Portfolio Turnover.....................      52%          44%              21%**             46%          35%          42%
* If certain expenses had not been
 reimbursed by the Adviser, total
 return would have been lower and the
 ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets................................      N/A          N/A              N/A               N/A        1.80%        1.75%
Ratio of Net Investment Income to
 Average Net Assets....................      N/A          N/A              N/A               N/A        4.16%        4.34%



(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included total returns would be lower.


(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.


(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.


(d) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.


** Non-Annualized.

N/A = Not Applicable

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen California Insured Tax Free Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen California Insured Tax Free Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                              CALIFORNIA  INSURED
                                TAX  FREE  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                                JANUARY 26, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo @ sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                         [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company Act File No. is 811-4386.
                                                                    CAI PRO 1/01

                                  VAN  KAMPEN
                            MUNICIPAL  INCOME  FUND


Van Kampen Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated  JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  15
Redemption of Shares..............................  22
Distributions from the Fund.......................  23
Shareholder Services..............................  24
Federal Income Taxation...........................  26
Financial Highlights..............................  28
Appendix -- Description of Securities Ratings..... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of municipal securities rated investment grade at the time of purchase or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities.


Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.



The Fund invests in a broad range of municipal securities represented by many localities, states, regions and economies. In selecting securities for investment, the Fund's investment adviser uses a balanced credit strategy that emphasizes investment grade municipal securities in combination with municipal securities below investment grade. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.



The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income


- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)



- Wish to add to their investment portfolio a fund that invests primarily in investment grade municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]

1991                                                                             13.98
1992                                                                              9.69
1993                                                                             12.20
1994                                                                             -6.37
1995                                                                             15.61
1996                                                                              4.07
1997                                                                              9.14
1998                                                                              5.16
1999                                                                             -5.42
2000                                                                              4.41


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.04% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.86% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     AVERAGE ANNUAL
      TOTAL RETURNS                                 PAST
         FOR THE                         PAST     10 YEARS
      PERIODS ENDED            PAST        5      OR SINCE
    DECEMBER 31, 2000         1 YEAR     YEARS    INCEPTION
---------------------------------------------------------------
    Van Kampen
    Municipal Income
    Fund -- Class A
    Shares                      2.93%    3.05%        5.85%

    Lehman Brothers
    Municipal Bond
    Index                      11.68%    5.80%        7.32%
 ...............................................................

    Van Kampen
    Municipal Income
    Fund -- Class B
    Shares                      3.11%    3.03%    4.33%(1)**

    Lehman Brothers
    Municipal Bond
    Index                      11.68%    5.80%    6.40%(1)
 ...............................................................

    Van Kampen
    Municipal Income
    Fund -- Class C
    Shares                      6.12%    3.26%    3.51%(2)

    Lehman Brothers
    Municipal Bond
    Index                      11.68%    5.80%    6.08%(2)
 ...............................................................



Inception dates: (1) 8/24/92, (2) 8/13/93.



* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2000 is 5.11% for Class A Shares, 4.60% for Class B Shares and 4.61% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)


---------------------------------------------------------------
Management fees              0.48%     0.48%     0.48%
 ...............................................................
Distribution and/or
service
(12b-1) fees(5)
                             0.24%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.17%     0.19%     0.18%
 ...............................................................
Total annual fund
operating expenses
                             0.89%     1.67%     1.66%
 ...............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:
                                  Year 1-4.00%
                                  Year 2-3.75%
                                  Year 3-3.50%
                                  Year 4-2.50%
                                  Year 5-1.50%
                                  Year 6-1.00%
                                   After-None
   See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $562       $745       $ 945      $1,519
 ......................................................................
Class B Shares             $570       $876      $1,057      $1,768*
 ......................................................................
Class C Shares             $269       $523       $ 902      $1,965
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $562       $745       $945      $1,519
 .....................................................................
Class B Shares             $170       $526       $907      $1,768*
 .....................................................................
Class C Shares             $169       $523       $902      $1,965
 .....................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities below investment grade. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.



                                 UNDERSTANDING


                                QUALITY RATINGS



Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.



     Moody's       S&P        Meaning
--------------------------------------------------
         Aaa       AAA        Highest quality
 ..................................................
          Aa       AA         High quality
 ..................................................
           A       A          Above-average
                              quality
 ..................................................
         Baa       BBB        Average quality
--------------------------------------------------
          Ba       BB         Below-average
                              quality
 ..................................................
           B       B          Marginal quality
 ..................................................
         Caa       CCC        Poor quality
 ..................................................
          Ca       CC         Highly speculative
 ..................................................
           C       C          Lowest quality
 ..................................................
          --       D          In default
 ..................................................


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.


The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.

The Fund's investment adviser uses a balanced credit strategy that emphasizes municipal securities rated investment grade in combination with higher-yielding, lower-grade municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.


The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a Fund investing in higher-grade securities.


New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2000 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year, computed on a monthly basis.



                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                   48.6%                    3.0%
 .......................................................................
    AA/Aa                      5.0%                    0.0%
 .......................................................................
    A/A                       10.0%                    0.9%
 .......................................................................
    BBB/Baa                   10.0%                    7.0%
 .......................................................................
    BB/Ba                      1.0%                    8.3%
 .......................................................................
    B/B                        0.1%                    3.2%
 .......................................................................
    CCC/Caa                    0.0%                    0.5%
 .......................................................................
    CC/Ca                      0.0%                    1.4%
 .......................................................................
    C/C                        0.0%                    0.4%
 .......................................................................
    D                          0.0%                    0.6%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities                74.7%                   25.3%
 .......................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero-coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal obligations. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.50%
 ......................................................
    Over $500 million                        0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Timothy D. Haney, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 2000. Mr. Haney has been employed by the Adviser since August 1988.

                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the"Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees;

    provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows:
    1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to the shareholder(s) predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire.

Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liabilities for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                            FEDERAL INCOME TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended 1997, 1996 and 1995 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                             CLASS A SHARES                                  CLASS B SHARES
                                                         NINE MONTHS
                                       YEAR ENDED          ENDED                                               YEAR ENDED
                                      SEPTEMBER 30,      SEPTEMBER 30,     YEAR ENDED DECEMBER 31,            SEPTEMBER 30,
                                     2000       1999        1998          1997      1996       1995          2000       1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period....................      $14.50     $15.99       $15.77       $15.27   $15.55     $14.26         $14.49     $15.98
                                   --------   --------      -------      -------   ------     ------       --------   --------
 Net Investment Income.........         .79        .82          .66          .85      .90        .87            .68        .71
 Net Realized and Unrealized
   Gain/Loss...................        (.42)     (1.46)         .20          .50     (.30)      1.30           (.42)     (1.47)
                                   --------   --------      -------      -------   ------     ------       --------   --------

Total from Investment
 Operations....................         .37       (.64)         .86         1.35      .60       2.17            .26       (.76)

Less Distributions from Net
 Investment Income.............         .81        .85          .64          .85      .88        .88            .70        .73
                                   --------   --------      -------      -------   ------     ------       --------   --------

Net Asset Value, End of the
 Period........................      $14.06     $14.50       $15.99       $15.77   $15.27     $15.55         $14.05     $14.49
                                   ========   ========      =======      =======   ======     ======       ========   ========

Total Return...................       2.69%(a)   (4.25%)(a)      5.62%*(a)   9.14%(a)  4.07%(a) 15.61%(a)     1.90%(b)   (4.95%)(b)
Net Assets at End of the Period
 (In millions).................      $688.3     $777.5       $788.7       $766.2   $792.3     $839.7          $69.5     $106.6
Ratio of Operating Expenses to
 Average Net Assets............        .89%       .88%         .84%         .89%     .94%(d)    .99%(d)       1.67%      1.63%
Ratio of Interest Expense to
 Average Net Assets............        .01%       .17%         .03%          N/A      N/A        N/A           .01%       .17%
Ratio of Net Investment Income
 to Average Net Assets.........       5.58%      5.34%        5.63%        5.54%    5.93%(d)   5.86%(d)       4.86%      4.57%
Portfolio Turnover.............         45%       116%          89%*        104%      73%        61%            45%       116%

                                               CLASS B SHARES
                                 NINE MONTHS
                                   ENDED
                                 SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                   1998           1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period....................     $15.76        $15.27    $15.55   $14.26
                                    ------       -------   -------   ------
 Net Investment Income.........        .57           .73       .78      .76
 Net Realized and Unrealized
   Gain/Loss...................        .20           .50      (.29)    1.30
                                    ------       -------   -------   ------
Total from Investment
 Operations....................        .77          1.23       .49     2.06
Less Distributions from Net
 Investment Income.............        .55           .74       .77      .77
                                    ------       -------   -------   ------
Net Asset Value, End of the
 Period........................     $15.98        $15.76    $15.27   $15.55
                                    ======       =======   =======   ======
Total Return...................      5.05%*(b)     8.27%(b)   3.29%(b) 14.74%(b)
Net Assets at End of the Period
 (In millions).................     $197.9        $211.2    $211.0   $216.6
Ratio of Operating Expenses to
 Average Net Assets............      1.62%         1.65%     1.70%(d)  1.73%(d)
Ratio of Interest Expense to
 Average Net Assets............       .03%           N/A       N/A      N/A
Ratio of Net Investment Income
 to Average Net Assets.........      4.85%         4.78%     5.17%(d)  5.09%(d)
Portfolio Turnover.............        89%*         104%       73%      61%

                                                          CLASS C SHARES
                                                       NINE MONTHS
                                     YEAR ENDED          ENDED
                                    SEPTEMBER 30,      SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                   2000       1999       1998           1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period....................    $14.48     $15.96      $15.75        $15.25    $15.55    $14.26
                                 --------   --------      ------       -------   -------   -------
 Net Investment Income.........       .68        .70         .57           .73       .78       .77
 Net Realized and Unrealized
   Gain/Loss...................      (.42)     (1.45)        .19           .51      (.31)     1.29
                                 --------   --------      ------       -------   -------   -------
Total from Investment
 Operations....................       .26       (.75)        .76          1.24       .47      2.06
Less Distributions from Net
 Investment Income.............       .70        .73         .55           .74       .77       .77
                                 --------   --------      ------       -------   -------   -------
Net Asset Value, End of the
 Period........................    $14.04     $14.48      $15.96        $15.75    $15.25    $15.55
                                 ========   ========      ======       =======   =======   =======
Total Return...................     1.91%(c)   (4.90%)(c)     4.99%*(c)   8.34%(c)   3.16%(c)  14.74%(c)
Net Assets at End of the Period
 (In millions).................     $13.8      $17.5       $15.5         $15.3     $12.9     $11.2
Ratio of Operating Expenses to
 Average Net Assets............     1.66%      1.63%       1.62%         1.66%     1.70%(d)   1.72%(d)
Ratio of Interest Expense to
 Average Net Assets............      .01%       .17%        .03%           N/A       N/A       N/A
Ratio of Net Investment Income
 to Average Net Assets.........     4.84%      4.55%       4.86%         4.75%     5.17%(d)   5.24%(d)
Portfolio Turnover.............       45%       116%         89%*         104%       73%       61%



(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.


(b)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.


(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.


(d) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized
N/A= Not Applicable

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):


A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



Issue credit ratings are based, in varying degrees, on the following considerations:


1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                              2.  MUNICIPAL NOTES

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.


-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and


-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:


SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           4. TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



2)Notes allowing for negative coupons, or negative principal.



3)Notes containing any provision which could obligate the investor to make any additional payments.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.


Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                           2. SHORT-TERM EXEMPT NOTES



In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                         3. TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Issuers rated Not Prime do not fall within any of the prime rating categories.


If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*

Vice President

John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



  * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN MUNICIPAL INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Municipal Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen Municipal Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                  VAN  KAMPEN
                            MUNICIPAL  INCOME  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS

                                JANUARY 26, 2001



                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                    MIF PRO 1/01

                                   VAN KAMPEN
                   INTERMEDIATE  TERM MUNICIPAL  INCOME  FUND


Van Kampen Intermediate Term Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated  JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
Federal Income Taxation...........................  27
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. To enhance yield and to add diversification, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.



The Fund buys and sells municipal securities with a view towards seeking a high level of tax-exempt income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.



The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. Although the Fund may invest in securities of any maturity, the Fund seeks to maintain a dollar-weighted average portfolio life of three to ten years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade securities and the Fund may invest up to 35% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income


- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)



- Wish to add to their investment portfolio a fund that invests primarily in municipal securities and seeks to maintain an average portfolio life of intermediate term



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR CHART

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -3.32
1995                                                                             15.31
1996                                                                              4.27
1997                                                                              8.08
1998                                                                              5.98
1999                                                                             -1.56
2000                                                                              6.51


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.43% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -4.02% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment can not be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Since
    December 31, 2000  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class A
    Shares              3.01%    3.92%        5.06%(1)
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        6.18%(1)
 .......................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class B
    Shares              2.84%    3.84%        4.95%(1)**
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        6.18%(1)
 .......................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class C
    Shares              4.74%    3.82%        4.01%(2)
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        5.08%(3)
 .......................................................


 Inception dates: (1) 5/28/93, (2) 10/19/93, (3) 10/31/93.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2000 is 4.70% for Class A Shares, 4.09% for Class B Shares and 4.09% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       3.25%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                   None(2)    3.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
---------------------------------------------------------------
Management fees              0.50%     0.50%     0.50%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)
                             0.25%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.69%     0.70%     0.70%
 ...............................................................
Total annual fund
operating expenses           1.44%     2.20%     2.20%
 ...............................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 3.00% in the first year after purchase, declining thereafter as follows:

                                  Year 1-3.00%
                                  Year 2-2.50%
                                  Year 3-2.00%
                                  Year 4-1.00%
                                   After-None
   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $467      $766       $1,087      $1,994
 ......................................................................
Class B Shares             $523      $888       $1,179      $2,342
 ......................................................................
Class C Shares             $323      $688       $1,179      $2,532
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $467      $766       $1,087      $1,994
 ......................................................................
Class B Shares             $223      $688       $1,179      $2,342*
 ......................................................................
Class C Shares             $223      $688       $1,179      $2,532
 ......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which such shares were purchased.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 35% of its total assets in below investment grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.



                               UNDERSTANDING


                              QUALITY RATINGS



Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.



     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa       AAA        Highest quality
 ......................................................
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
------------------------------------------------------
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In pursuing its investment objective, the Fund may invest in securities of any maturity, but seeks to maintain a dollar-weighted average portfolio life of three to ten years. Generally, a portfolio of municipal securities having an intermediate dollar-weighted average life tends to produce a higher level of income than a portfolio of municipal securities having a shorter dollar-weighted average life and has less net asset value volatility than a portfolio of municipal securities having a longer dollar-weighted average life, although such differences cannot be assured. In addition, market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives. Based on the foregoing, the Fund's investment adviser believes that under current market conditions the yield and price characteristics of a municipal securities portfolio with a dollar-weighted average portfolio life of three to ten years generally offer an attractive balance between income and interest rate risk. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations. In the event of sustained market conditions that make it less desirable to maintain a dollar-weighted average portfolio life of three to ten years, the Board of Trustees of the Fund, in consultation with the Fund's investment adviser, may change the investment policy of the Fund with respect to the dollar-weighted average life of the portfolio.


The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. The Fund has no limitation as to the expected life or stated maturity of individual municipal securities in which it may invest. As previously discussed, the Fund may adjust the average life of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.


While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure and seeking to maintain a dollar-weighted average portfolio life of three to ten years. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.


The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


The Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of issuers that are in default or are in bankruptcy or reorganization. Securities of such issuers are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.


New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2000 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.



                                                         Unrated
                                                      Securities of
                              Rated Securities     Comparable Quality
            Rating           (as a Percentage of   (as a Percentage of
           Category           Portfolio Value)      Portfolio Value)
--------------------------------------------------------------------------
    AAA/Aaa                        43.28%                 1.20%
 ..........................................................................
    AA/Aa                           7.99%                 0.00%
 ..........................................................................
    A/A                             4.18%                 0.00%
 ..........................................................................
    BBB/Baa                        18.36%                 6.96%
 ..........................................................................
    BB/Ba                           0.00%                15.07%
 ..........................................................................
    B/B                             0.00%                 2.37%
 ..........................................................................
    CCC/Caa                         0.00%                  .59%
 ..........................................................................
    CC/Ca                           0.00%                 0.00%
 ..........................................................................
    C/C                             0.00%                 0.00%
 ..........................................................................
    D                               0.00%                 0.00%
 ..........................................................................
    Percentage of Rated and
    Unrated Securities             73.81%                26.19%
 ..........................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero-coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Timothy D. Haney, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Mr. Haney has been employed by the Adviser since August 1988.

                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $25,000            3.25%        3.36%
 ..........................................................
    $25,000 but less than
    $250,000                     2.75%        2.83%
 ..........................................................
    $250,000 but less than
    $500,000                     1.75%        1.78%
 ..........................................................
    $500,000 but less than
    $1,000,000                   1.50%        1.52%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


1. Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

2. Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

3. Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

4. Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

5. Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

6. Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

7. Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


8. Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
   Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which

   Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


9. Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
   1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liabilities for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the

Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employee-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                            FEDERAL INCOME TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999 and the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997, 1996 and 1995 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                        Class A Shares
                                                   Year Ended      Nine Months
                                                 September 30,       Ended           Year Ended December 31,
                                                   ----------      September 30,         ----------------
                                                 2000      1999      1998            1997      1996      1995
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....    $10.22    $10.73      $10.54        $10.21    $10.26    $ 9.33
                                                ------    ------      ------        ------    ------    ------
 Net Investment Income......................       .46       .47         .36           .48       .45       .50
 Net Realized and Unrealized Gain/Loss......      (.05)     (.48)        .20           .32      (.03)      .90
                                                ------    ------      ------        ------    ------    ------

Total from Investment Operations............       .41      (.01)        .56           .80       .42      1.40

Less Distributions from and in excess of Net
 Investment Income..........................       .49       .50         .37           .47       .47       .47
                                                ------    ------      ------        ------    ------    ------

Net Asset Value, End of the Period..........    $10.14    $10.22      $10.73        $10.54    $10.21    $10.26
                                                ======    ======      ======        ======    ======    ======

Total Return *..............................     4.13%(a) -0.10%(a)     5.36%**(a)   8.08%(a)  4.27%(a) 15.31%(a)
Net Assets at End of the Period (In
 millions)..................................    $ 26.6    $ 29.5      $ 20.6        $ 12.9    $ 12.5    $ 15.6
Ratio of Expenses to Average Net Assets *...     1.44%     1.28%       1.30%         1.52%     1.56%     1.00%
Ratio of Net Investment Income to Average
 Net Assets *...............................     4.65%     4.49%       4.61%         4.67%     4.45%     5.10%
Portfolio Turnover..........................       85%       65%         15%**         37%       45%       75%
*If certain expenses had not been reimbursed
 by the Adviser, Total Return would have
 been lower and the ratios would have been
 as follows:
Ratio of Expenses to Average Net Assets.....       N/A       N/A         N/A         1.67%     1.74%     1.61%
Ratio of Net Investment Income to Average
 Net Assets.................................       N/A       N/A         N/A         4.52%     4.27%     4.49%

                                                                      Class B Shares
                                                 Year Ended      Nine Months
                                               September 30,       Ended           Year Ended December 31,
                                                 ----------      September 30,         ----------------
                                               2000      1999      1998            1997      1996      1995
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $10.20    $10.71      $10.52        $10.21    $10.26    $ 9.32
                                              ------    ------      ------        ------    ------    ------
 Net Investment Income......................     .38       .39         .31           .40       .38       .43
 Net Realized and Unrealized Gain/Loss......    (.04)     (.47)        .19           .32      (.03)      .91
                                              ------    ------      ------        ------    ------    ------
Total from Investment Operations............     .34      (.08)        .50           .72       .35      1.34
Less Distributions from and in excess of Net
 Investment Income..........................     .41       .43         .31           .41       .40       .40
                                              ------    ------      ------        ------    ------    ------
Net Asset Value, End of the Period..........  $10.13    $10.20      $10.71        $10.52    $10.21    $10.26
                                              ======    ======      ======        ======    ======    ======
Total Return *..............................   3.46%(b) -0.81%(b)     4.74%**(b)   7.23%(b)  3.54%(b) 14.62%(b)
Net Assets at End of the Period (In
 millions)..................................  $  8.6    $ 10.4      $ 15.2        $ 16.4    $ 16.4    $ 17.5
Ratio of Expenses to Average Net Assets *...   2.20%     1.97%       2.06%         2.28%     2.32%     1.75%
Ratio of Net Investment Income to Average
 Net Assets *...............................   3.90%     3.80%       3.90%         3.91%     3.69%     4.33%
Portfolio Turnover..........................     85%       65%         15%**         37%       45%       75%
*If certain expenses had not been reimbursed
 by the Adviser, Total Return would have
 been lower and the ratios would have been
 as follows:
Ratio of Expenses to Average Net Assets.....     N/A       N/A         N/A         2.42%     2.50%     2.36%
Ratio of Net Investment Income to Average
 Net Assets.................................     N/A       N/A         N/A         3.77%     3.51%     3.72%

                                                                      Class C Shares
                                                 Year Ended      Nine Months
                                               September 30,       Ended           Year Ended December 31,
                                                 ----------      September 30,         ----------------
                                               2000      1999      1998            1997      1996      1995
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $10.20    $10.71      $10.52        $10.20    $10.26    $ 9.31
                                              ------    ------      ------        ------    ------    ------
 Net Investment Income......................     .39       .40         .31           .40       .37       .43
 Net Realized and Unrealized Gain/Loss......    (.06)     (.48)        .19           .32      (.03)      .92
                                              ------    ------      ------        ------    ------    ------
Total from Investment Operations............     .33      (.08)        .50           .72       .34      1.35
Less Distributions from and in excess of Net
 Investment Income..........................     .41       .43         .31           .40       .40       .40
                                              ------    ------      ------        ------    ------    ------
Net Asset Value, End of the Period..........  $10.12    $10.20      $10.71        $10.52    $10.20    $10.26
                                              ======    ======      ======        ======    ======    ======
Total Return *..............................   3.36%(c) -0.81%(c)     4.74%**(c)   7.23%(c)  3.54%(c) 14.74%(c)
Net Assets at End of the Period (In
 millions)..................................  $  6.4    $  5.6      $  3.3        $  3.1    $  5.8    $  4.9
Ratio of Expenses to Average Net Assets *...   2.20%     2.02%       2.06%         2.29%     2.32%     1.74%
Ratio of Net Investment Income to Average
 Net Assets *...............................   3.90%     3.75%       3.89%         3.88%     3.70%     4.36%
Portfolio Turnover..........................     85%       65%         15%**         37%       45%       75%
*If certain expenses had not been reimbursed
 by the Adviser, Total Return would have
 been lower and the ratios would have been
 as follows:
Ratio of Expenses to Average Net Assets.....     N/A       N/A         N/A         2.43%     2.50%     2.34%
Ratio of Net Investment Income to Average
 Net Assets.................................     N/A       N/A         N/A         3.74%     3.52%     3.75%


** Non-Annualized

N/A - Not Applicable


(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.


(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower.


(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



Issue credit ratings are based, in varying degrees, on the following considerations:



1.Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.Nature of and provisions of the obligation:



3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



                              2.  MUNICIPAL NOTES



A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                           4. TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



2)Notes allowing for negative coupons, or negative principal.



3)Notes containing any provision which could obligate the investor to make any additional payments.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                           2. SHORT-TERM EXEMPT NOTES



In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.



If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*

Vice President

John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



  * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Intermediate Term Municipal Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen Intermediate Term Municipal Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                               INTERMEDIATE  TERM
                            MUNICIPAL  INCOME  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS

                                JANUARY 26, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                    INF PRO 1/01

                                   VAN KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND


Van Kampen Florida Insured Tax Free Income Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for Florida tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated  JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  21
Distributions from the Fund........................  22
Shareholder Services...............................  23
Florida Taxation...................................  25
Federal Income Taxation............................  26
Financial Highlights...............................  28



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of Florida for Florida tax purposes.



The Fund buys and sells Florida municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and Florida intangible personal property taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



Under normal market conditions, the Fund invests at least 80% of its total assets in insured Florida municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated "investment grade" at the time of purchase by a nationally recognized statistical rating organization. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued and delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.


Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to Florida intangible personal property tax


- Wish to add to their investment portfolio a fund that invests primarily in insured Florida municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             16.29
1996                                                                              4.37
1997                                                                              8.72
1998                                                                              6.61
1999                                                                             -5.06
2000                                                                             13.30

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.75% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A shares was -2.37% (for the quarter ended March 31, 1996).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                              Past
         for the                               10 Years
      Periods Ended      Past       Past       Or Since
    December 31, 2000   1 Year     5 Years     Inception
---------------------------------------------------------
    Van Kampen
    Florida Insured
    Tax Free Income
    Fund -- Class A
    Shares                7.78%     4.36%      5.60%(1)
    Lehman Brothers
    Municipal Bond
    Index                11.69%     5.84%      6.73%(1)
 .........................................................
    Van Kampen
    Florida Insured
    Tax Free Income
    Fund -- Class B
    Shares                8.42%     4.37%      5.63%(1)
    Lehman Brothers
    Municipal Bond
    Index                11.69%     5.84%      6.73%(1)
 .........................................................
    Van Kampen
    Florida Insured
    Tax Free Income
    Fund -- Class C
    Shares               11.25%     4.60%      5.63%(1)
    Lehman Brothers
    Municipal Bond
    Index                11.69%     5.84%      6.73%(1)
 .........................................................


 Inception date: (1) 7/29/94.

* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


The current yield for the thirty-day period ended September 30, 2000 is 4.93% for Class A Shares, 4.42% for Class B Shares and 4.41% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)    4.00%(3)      1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends    None        None          None
 ..............................................................
Redemption fee          None        None          None
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)

--------------------------------------------------------------
Management fees(5)      0.50%      0.50%         0.50%
 ..............................................................
Distribution and/or
service (12b-1)         0.25%     1.00%(7)      1.00%(7)
fees(6)
 ..............................................................
Other expenses(5)       0.45%      0.48%         0.44%
 ..............................................................
Total annual fund
operating expenses(5)   1.20%      1.98%         1.94%
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:

                                   Year 1-4.00%
  Year 2-3.75%
  Year 3-3.50%
  Year 4-2.50%
  Year 5-1.50%
  Year 6-1.00%
  After-None
   See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2000 were 0.48%, 1.26% and 1.22% for Class A Shares, Class B Shares and Class C Shares, respectively.

(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $591       $838      $1,103      $1,860
 ......................................................................
Class B Shares             $601       $971      $1,218      $2,105*
 ......................................................................
Class C Shares             $297       $609      $1,047      $2,264
 ......................................................................

You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $591       $838      $1,103      $1,860
 ......................................................................
Class B Shares             $201       $621      $1,068      $2,105*
 ......................................................................
Class C Shares             $197       $609      $1,047      $2,264
 ......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P"), or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of Florida for Florida tax purposes.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and Florida intangible personal property taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Florida municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund invests at least 80% of its total assets in insured Florida municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES



Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Florida municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Florida municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.



Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of the municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on the investment adviser's assessment of the relative yields available on securities of different maturities and the investment adviser's expectations of future changes in interest rates. The Fund may invest in shorter-term municipal securities when it believes market conditions warrant such investments.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests primarily in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.


The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as:
Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING

                          FLORIDA MUNICIPAL SECURITIES


The Fund invests primarily in a portfolio of Florida municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.


The following information is a summary of a more detailed description of certain factors affecting Florida municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Fund's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance by the State of Florida of specific Florida municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.


Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.


Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the state's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 2000 was 3.89% while the national rate in 2000 was 4.1%. Florida's unemployment rate is expected to be 4.5% for fiscal year 2000-01.



Tourism is an important aspect of Florida's economy. Approximately 48.7 million people visited the State in 1998.


County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting future state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.


More detailed information concerning Florida municipal securities and the State of Florida is included in the Fund's Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term Florida municipal obligations. If such municipal obligations are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality, municipal securities of issuers other than issuers of Florida municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                  0.50%
 ......................................................
    Over $500 million                   0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Thomas M. Byron, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Prior to January 1997, Mr. Byron was manager of the Adviser's Unit Investment Trust Purchasing Desk. He assumed buying responsibilities for all national tax-free and taxable unit trusts for the Adviser since April 1994. Prior to April 1994, Mr. Byron was responsible for buying the state unit investment trusts for the Adviser. Mr. Byron has been employed by the Adviser since 1981.

                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                          Sales Charge as a
                            Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997,including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to

Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/ trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer.

The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the

Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                FLORIDA TAXATION

The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., special counsel to the Fund for Florida tax matters.


Under current Florida law, shares of the Fund will not be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, at least 90% of the net asset value of the Fund's portfolio consisted of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER THE GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM THE FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of the Fund will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Fund's portfolio is invested in assets that are exempt from the Florida intangible property tax.


The State of Florida and its political subdivisions do not impose income taxes on individuals, and therefore individual shareholders of the Fund will not be subject to a Florida income tax on distributions from the Fund or on gain from the sale or other disposition of shares of the Fund.

Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Fund and on gain from the sale or other disposition of shares of the Fund to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in shares of the Fund may not be appropriate for such corporations.

The transfer of shares of the Fund will not be subject to the Florida documentary stamp tax. Shares of the Fund will be included in assets subject to Florida estate tax.


Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Fund are not exempt from taxation in such other state.



The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares of the Fund, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.


                            FEDERAL INCOME TAXATION

The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois).


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss).

Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month period ended September 30, 1998 and the fiscal years ended December 31, 1997, 1996 and 1995 have been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                        CLASS A SHARES
                                                                     NINE MONTHS
                                    YEAR ENDED SEPTEMBER 30,           ENDED
                                                                     SEPTEMBER 30,             YEAR ENDED DECEMBER 31,
                                     2000               1999           1998                 1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...........................  $14.58             $15.92           $15.55             $15.06       $15.20       $13.80
                                    ------             ------           ------             ------       ------       ------
 Net Investment Income............     .73                .78              .56                .76          .78          .79
 Net Realized and Unrealized
   Gain/Loss......................     .10              (1.35)             .39                .51         (.15)        1.41
                                    ------             ------           ------             ------       ------       ------

Total from Investment
 Operations.......................     .83               (.57)             .95               1.27          .63         2.20
                                    ------             ------           ------             ------       ------       ------

Less:
 Distributions from and in Excess
   of Net Investment Income.......     .72                .77              .58                .77          .77          .80
 Distributions from Net Realized
   Gain...........................     -0-                -0-              -0-                .01          -0-          -0-
                                    ------             ------           ------             ------       ------       ------
Total Distributions...............     .72                .77              .58                .78          .77          .80
                                    ------             ------           ------             ------       ------       ------

Net Asset Value, End of the
 Period...........................  $14.69             $14.58           $15.92             $15.55       $15.06       $15.20
                                    ======             ======           ======             ======       ======       ======

Total Return *....................   5.89%(a)          -3.74%(a)         6.26%**(a)         8.72%(a)     4.37%(a)    16.29%(a)
Net Assets at End of the Period
 (In millions)....................   $31.2              $39.8            $27.1              $29.3        $22.2        $16.2
Ratio of Expenses to Average Net
 Assets *.........................    .48%               .37%             .60%               .59%         .28%         .44%
Ratio of Net Investment Income to
 Average Net Assets *.............   5.11%              4.98%            4.85%              5.05%        5.31%        5.33%
Portfolio Turnover................     61%               101%              50%**              48%          73%          41%

* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
 Assets...........................   1.20%              1.10%            1.30%              1.29%        1.47%        1.70%
Ratio of Net Investment Income to
 Average Net Assets...............   4.39%              4.25%            4.15%              4.35%        4.13%        4.07%

                                                                        CLASS B SHARES
                                                                     NINE MONTHS
                                    YEAR ENDED SEPTEMBER 30,           ENDED
                                                                     SEPTEMBER 30,             YEAR ENDED DECEMBER 31,
                                     2000               1999           1998                 1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...........................  $14.58             $15.93           $15.55             $15.06       $15.20       $13.79
                                    ------             ------           ------             ------       ------       ------
 Net Investment Income............     .62                .66              .48                .65          .67          .68
 Net Realized and Unrealized
   Gain/Loss......................     .10              (1.35)             .39                .51         (.15)        1.42
                                    ------             ------           ------             ------       ------       ------
Total from Investment
 Operations.......................     .72               (.69)             .87               1.16          .52         2.10
                                    ------             ------           ------             ------       ------       ------
Less:
 Distributions from and in Excess
   of Net Investment Income.......     .61                .66              .49                .66          .66          .69
 Distributions from Net Realized
   Gain...........................     -0-                -0-              -0-                .01          -0-          -0-
                                    ------             ------           ------             ------       ------       ------
Total Distributions...............     .61                .66              .49                .67          .66          .69
                                    ------             ------           ------             ------       ------       ------
Net Asset Value, End of the
 Period...........................  $14.69             $14.58           $15.93             $15.55       $15.06       $15.20
                                    ======             ======           ======             ======       ======       ======
Total Return *....................   5.06%(b)          -4.51%(b)         5.74%**(b)         7.91%(b)     3.58%(b)    15.53%(b)
Net Assets at End of the Period
 (In millions)....................   $29.5              $29.0            $23.6              $22.5        $18.9        $16.9
Ratio of Expenses to Average Net
 Assets *.........................   1.26%              1.13%            1.35%              1.33%        1.03%        1.12%
Ratio of Net Investment Income to
 Average Net Assets *.............   4.33%              4.23%            4.09%              4.30%        4.56%        4.66%
Portfolio Turnover................     61%               101%              50%**              48%          73%          41%
* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
 Assets...........................   1.98%              1.86%            2.05%              2.03%        2.22%        2.38%
Ratio of Net Investment Income to
 Average Net Assets...............   3.61%              3.50%            3.39%              3.60%        3.38%        3.40%

                                                                         CLASS C SHARES
                                                                     NINE MONTHS
                                                                       ENDED
                                    YEAR ENDED SEPTEMBER 30,         SEPTEMBER 30,              YEAR ENDED DECEMBER 31,
                                      2000             1999             1998                 1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...........................    $14.59           $15.94            $15.58              $15.08       $15.21       $13.79
                                    --------         --------          --------            --------       ------       ------
 Net Investment Income............       .63              .66               .48                 .67          .67          .69
 Net Realized and Unrealized
   Gain/Loss......................       .10            (1.35)              .37                 .50         (.14)        1.42
                                    --------         --------          --------            --------       ------       ------
Total from Investment
 Operations.......................       .73             (.69)              .85                1.17          .53         2.11
                                    --------         --------          --------            --------       ------       ------
Less:
 Distributions from and in Excess
   of Net Investment Income.......       .61              .66               .49                 .66          .66          .69
 Distributions from Net Realized
   Gain...........................       -0-              -0-               -0-                 .01          -0-          -0-
                                    --------         --------          --------            --------       ------       ------
Total Distributions...............       .61              .66               .49                 .67          .66          .69
                                    --------         --------          --------            --------       ------       ------
Net Asset Value, End of the
 Period...........................    $14.71           $14.59            $15.94              $15.58       $15.08       $15.21
                                    ========         ========          ========            ========       ======       ======
Total Return *....................     5.13%(c)        -4.51%(c)          5.60%**(c)          7.97%(c)     3.65%(c)    15.61%(c)
Net Assets at End of the Period
 (In millions)....................      $2.2             $3.1              $1.6                $1.2          $.8          $.5
Ratio of Expenses to Average Net
 Assets *.........................     1.22%            1.14%             1.32%               1.37%        1.03%        1.13%
Ratio of Net Investment Income to
 Average Net Assets *.............     4.37%            4.28%             4.08%               4.38%        4.56%        4.51%
Portfolio Turnover................       61%             101%               50%**               48%          73%          41%
* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
 Assets...........................     1.94%            1.87%             2.03%               2.06%        2.22%        2.39%
Ratio of Net Investment Income to
 Average Net Assets...............     3.65%            3.55%             3.38%               3.68%        3.38%        3.25%


** Non-Annualized

(a)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales were included, total returns would be lower.


(b)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.


(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*


Vice President


John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN FLORIDA INSURED TAX FREE
INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Florida Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen Florida Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                                JANUARY 26, 2001



                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                    FLI PRO 1/01

                                  VAN  KAMPEN
                              NEW  YORK  TAX  FREE
                                  INCOME  FUND


                 Van Kampen New York Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.



                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   This Prospectus is dated  JANUARY 26, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
New York Taxation.................................  27
Federal Income Taxation...........................  27
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal, New York state and New York city income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses a credit strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessment of the Fund's investment adviser of any of these factors materially changes.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.

                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund that invests solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as a decline in revenues or increase in expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting the City and State of New York than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to New York State or New York City income taxes


- Wish to add to their investment portfolio a fund that invests primarily in investment grade New York municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

1995                                                                             17.33
1996                                                                              5.14
1997                                                                             10.92
1998                                                                              7.50
1999                                                                             -4.89
2000                                                                             12.49

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.67% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.08% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods, ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

     Average Annual
      Total Returns                           Past
         for the                            10 Years
      Periods Ended     Past     Past       or Since
    December 31, 2000  1 Year   5 Years   Inception(1)
----------------------------------------------------------
    Van Kampen New
    York Tax Free
    Income Fund --
    Class A Shares      7.16%    5.02%        6.01%(1)
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        6.73%(1)
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class B Shares      7.54%    5.01%        6.03%(1)
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        6.73%(1)
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class C Shares     10.54%    5.27%        6.03%(1)
    Lehman Brothers
    Municipal Bond
    Index              11.68%    5.84%        6.73%(1)
 ..........................................................

 Inception date: (1) 7/29/94.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

The current yield for the thirty-day period ended September 30, 2000 is 3.91% for Class A Shares, 3.36% for Class B Shares and 3.36% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------

Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)

---------------------------------------------------------------
Management fees(5)           0.60%     0.60%     0.60%
 ...............................................................
Distribution and/or
service
(12b-1) fees(6)
                             0.25%     1.00%(7)  1.00%(7)
 ...............................................................
Other expenses(5)            0.47%     0.47%     0.47%
 ...............................................................
Total annual fund
operating expenses(5)
                             1.32%     2.07%     2.07%
 ...............................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:
                                  Year 1-4.00%

                                  Year 2-3.75%

                                  Year 3-3.50%

                                  Year 4-2.50%

                                  Year 5-1.50%

                                  Year 6-1.00%

                                   After-None

   See "Purchase of Shares--Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."
(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2000 were 0.61%, 1.36% and 1.36% for Class A Shares, Class B Shares and Class C Shares, respectively.
(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $603       $873      $1,164      $1,990
 ......................................................................
Class B Shares             $610       $999      $1,264      $2,208*
 ......................................................................
Class C Shares             $310       $649      $1,114      $2,400
 ......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $603       $873      $1,164      $1,990
 ......................................................................
Class B Shares             $210       $649      $1,114      $2,208*
 ......................................................................
Class C Shares             $210       $649      $1,114      $2,400
 ......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which such shares were purchased.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment grade New York municipal securities. The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in below-investment grade New York municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.



                               UNDERSTANDING


                              QUALITY RATINGS



Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.



     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa       AAA        Highest quality
 ......................................................
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
------------------------------------------------------
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................



The Fund's investment adviser uses an investment strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation.


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. The Fund's investment adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.

In selecting securities for investment, the Fund's investment adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially changes.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. New York municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in New York municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time-to-time depending on its assessment of the relative yields available on securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2000 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.

                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                   35.82%                      0%
 .......................................................................
    AA/Aa                     12.22%                      0%
 .......................................................................
    A/A                       19.86%                      0%
 .......................................................................
    BBB/Baa                   18.02%                   2.65%
 .......................................................................
    BB/Ba                         0%                   7.43%
 .......................................................................
    B/B                           0%                    4.0%
 .......................................................................
    CCC/Caa                       0%                      0%
 .......................................................................
    CC/Ca                         0%                      0%
 .......................................................................
    C/C                           0%                      0%
 .......................................................................
    D                             0%                      0%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities                85.92%                  14.08%
 .......................................................................

The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        SPECIAL CONSIDERATIONS REGARDING

                         NEW YORK MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of New York municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting New York municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Fund's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all New York municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

More detailed information concerning New York municipal securities and the State of New York is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to either periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero-coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero-coupon securities may eliminate the reinvestment risk and could lock in a favorable rate of return to maturity if interest rates drop.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term New York municipal obligations. If such municipal obligations are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of New York municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.60%
 ......................................................
    Over $500 million                        0.50%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day to day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Dennis S. Pietrzak is the Fund's portfolio manager and has been primarily responsible for the day-to-day management of the Fund's investment portfolio since August 1995. Mr. Pietrzak has been a Vice President of the Adviser since August 1995. Prior to joining the Adviser, Mr. Pietrzak was employed by Merrill Lynch where he was in charge of municipal underwriting and trading for 20 years in Merrill Lynch's Midwest region.


                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemp-tions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                                    NEW YORK

                                    TAXATION

The discussion under this heading applies only to shareholders of the Fund that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders will be subject to New York State or New York City income tax on distributions attributable to other income of the Fund (including net capital gain), and gain on the sale of shares of the Fund. Corporations should note that all or a part of any distribution from the Fund, and gain on the sale of shares of the Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.


Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals for taxable years beginning after 1996 is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.78%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Fund are not exempt from taxation in such other state.


                                 FEDERAL INCOME
                                    TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally, ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of such investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Fund distributions generally will not qualify for the dividends received deduction for corporations.



Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine-month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997, 1996 and 1995 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                            Class A Shares
                                                                      Nine Months
                                                      Year Ended        Ended
                                                    September 30,     September 30,      Year Ended December 31,
                                                    2000      1999      1998            1997       1996      1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......    $14.94    $16.22      $15.73         $14.99    $15.05     $13.58
                                                   ------    ------      ------        -------    ------    -------
 Net Investment Income.........................       .77       .79         .60            .79       .82        .82
 Net Realized and Unrealized Gain/Loss.........      (.07)    (1.19)        .51            .79      (.08)      1.48
                                                   ------    ------      ------        -------    ------    -------

Total from Investment Operations...............       .70      (.40)       1.11           1.58       .74       2.30
                                                   ------    ------      ------        -------    ------    -------

Less:
Distributions from and in Excess of Net
 Investment Income.............................       .73       .79         .60            .80       .80        .83
Distributions from Net Realized Gain...........       -0-       .09         .02            .04       -0-        -0-
                                                   ------    ------      ------        -------    ------    -------
Total Distributions............................       .73       .88         .62            .84       .80        .83
                                                   ------    ------      ------        -------    ------    -------

Net Asset Value, End of the Period.............    $14.91    $14.94      $16.22         $15.73    $14.99     $15.05
                                                   ======    ======      ======        =======    ======    =======

Total Return *.................................     4.91%(a) -2.61%(a)     7.11%**(a)   10.92%(a)  5.14%(a)  17.33%(a)
Net Assets at End of the Period (In
 millions).....................................     $29.0     $36.6       $25.0          $18.0      $7.7       $5.4
Ratio of Expenses to Average Net Assets *......      .61%      .33%        .39%           .64%      .31%       .21%
Ratio of Net Investment Income to Average Net
 Assets *......................................     5.26%     5.03%       5.01%          5.16%     5.56%      5.63%
Portfolio Turnover.............................       58%       67%         53%**          60%      126%        51%
*If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets........     1.32%     1.23%       1.43%          1.47%     1.82%      2.10%
Ratio of Net Investment Income to Average
 Net Assets....................................     4.56%     4.13%       3.97%          4.33%     4.04%      3.74%

                                                  Class B Shares
                                                    Year Ended
                                                  September 30,
                                                  2000      1999
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $14.92    $16.21
                                                 ------    ------
 Net Investment Income.........................     .66       .68
 Net Realized and Unrealized Gain/Loss.........    (.06)    (1.20)
                                                 ------    ------
Total from Investment Operations...............     .60      (.52)
                                                 ------    ------
Less:
Distributions from and in Excess of Net
 Investment Income.............................     .62       .68
Distributions from Net Realized Gain...........     -0-       .09
                                                 ------    ------
Total Distributions............................     .62       .77
                                                 ------    ------
Net Asset Value, End of the Period.............  $14.90    $14.92
                                                 ======    ======
Total Return *.................................   4.17%(b) -3.34%(b)
Net Assets at End of the Period (In
 millions).....................................   $28.8     $28.2
Ratio of Expenses to Average Net Assets *......   1.36%     1.08%
Ratio of Net Investment Income to Average Net
 Assets *......................................   4.51%     4.27%
Portfolio Turnover.............................     58%       67%
*If certain expenses had not been assumed by th
 have been as follows:
Ratio of Expenses to Average Net Assets........   2.07%     1.98%
Ratio of Net Investment Income to Average
 Net Assets....................................   3.81%     3.37%

                                                                Class B Shares
                                                 Nine Months
                                                   Ended
                                                 September 30,      Year Ended December 31,
                                                   1998            1997       1996      1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......     $15.73         $14.99    $15.05     $13.58
                                                    ------        -------    ------    -------
 Net Investment Income.........................        .51            .69       .70        .71
 Net Realized and Unrealized Gain/Loss.........        .51            .78      (.07)      1.48
                                                    ------        -------    ------    -------
Total from Investment Operations...............       1.02           1.47       .63       2.19
                                                    ------        -------    ------    -------
Less:
Distributions from and in Excess of Net
 Investment Income.............................        .52            .69       .69        .72
Distributions from Net Realized Gain...........        .02            .04       -0-        -0-
                                                    ------        -------    ------    -------
Total Distributions............................        .54            .73       .69        .72
                                                    ------        -------    ------    -------
Net Asset Value, End of the Period.............     $16.21         $15.73    $14.99     $15.05
                                                    ======        =======    ======    =======
Total Return *.................................      6.58%**(b)    10.07%(b)  4.37%(b)  16.47%(b)
Net Assets at End of the Period (In
 millions).....................................      $19.0          $13.1     $10.1       $9.7
Ratio of Expenses to Average Net Assets *......      1.14%          1.36%     1.07%       .93%
Ratio of Net Investment Income to Average Net
 Assets *......................................      4.26%          4.49%     4.79%      4.93%
Portfolio Turnover.............................        53%**          60%      126%        51%
*If certain expenses had not been assumed by th
 have been as follows:
Ratio of Expenses to Average Net Assets........      2.19%          2.18%     2.60%      2.82%
Ratio of Net Investment Income to Average
 Net Assets....................................      3.21%          3.67%     3.26%      3.04%

                                                  Class C Shares
                                                    Year Ended
                                                  September 30,
                                                  2000      1999
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $14.92    $16.20
                                                 ------    ------
 Net Investment Income.........................     .68       .68
 Net Realized and Unrealized Gain/Loss.........    (.07)    (1.19)
                                                 ------    ------
Total from Investment Operations...............     .61      (.51)
                                                 ------    ------
Less:
Distributions from and in Excess of Net
 Investment Income.............................     .62       .68
Distributions from Net Realized Gain...........     -0-       .09
                                                 ------    ------
Total Distributions............................     .62       .77
                                                 ------    ------
Net Asset Value, End of the Period.............  $14.91    $14.92
                                                 ======    ======
Total Return *.................................   4.24%(c) -3.28%(c)
Net Assets at End of the Period (In
 millions).....................................    $4.6      $5.1
Ratio of Expenses to Average Net Assets *......   1.36%     1.08%
Ratio of Net Investment Income to Average Net
 Assets *......................................   4.52%     4.28%
Portfolio Turnover.............................     58%       67%
*If certain expenses had not been assumed by th
 have been as follows:
Ratio of Expenses to Average Net Assets........   2.07%     1.98%
Ratio of Net Investment Income to Average
 Net Assets....................................   3.81%     3.38%

                                                                Class C Shares
                                                 Nine Months
                                                   Ended
                                                 September 30,      Year Ended December 31,
                                                   1998            1997       1996      1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......     $15.73         $14.99    $15.04     $13.58
                                                    ------        -------    ------    -------
 Net Investment Income.........................        .51            .68       .70        .71
 Net Realized and Unrealized Gain/Loss.........        .50            .79      (.06)      1.47
                                                    ------        -------    ------    -------
Total from Investment Operations...............       1.01           1.47       .64       2.18
                                                    ------        -------    ------    -------
Less:
Distributions from and in Excess of Net
 Investment Income.............................        .52            .69       .69        .72
Distributions from Net Realized Gain...........        .02            .04       -0-        -0-
                                                    ------        -------    ------    -------
Total Distributions............................        .54            .73       .69        .72
                                                    ------        -------    ------    -------
Net Asset Value, End of the Period.............     $16.20         $15.73    $14.99     $15.04
                                                    ======        =======    ======    =======
Total Return *.................................      6.51%**(c)    10.07%(c)  4.44%(c)  16.39%(c)
Net Assets at End of the Period (In
 millions).....................................       $3.1           $1.0       $.4        $.4
Ratio of Expenses to Average Net Assets *......      1.14%          1.41%     1.08%       .98%
Ratio of Net Investment Income to Average Net
 Assets *......................................      4.22%          4.37%     4.78%      4.81%
Portfolio Turnover.............................        53%**          60%      126%        51%
*If certain expenses had not been assumed by th
 have been as follows:
Ratio of Expenses to Average Net Assets........      2.18%          2.23%     2.61%      2.86%
Ratio of Net Investment Income to Average
 Net Assets....................................      3.17%          3.55%     3.25%      2.93%

**Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.
(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                              2.  MUNICIPAL NOTES

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           4. TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                           2. SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                         3. TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan          Jack E. Nelson
Jerry D. Choate            Richard F. Powers, III*
Linda Hutton Heagy         Phillip B. Rooney
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*

Vice President

John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



  * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen New York Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen New York Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                  VAN  KAMPEN
                       NEW  YORK  TAX  FREE INCOME  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES

                                   PROSPECTUS


                                JANUARY 26, 2001



                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling
                 (800)341-2911 from 7:00 a.m. to 7:00 p.m.,
                 Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800)421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                   NYTF PRO 1/01

                      STATEMENT OF ADDITIONAL INFORMATION

                      VAN KAMPEN TAX FREE HIGH INCOME FUND


     Van Kampen Tax Free High Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-12
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-21
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-35
Other Information...........................................   B-38
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-31



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.



                                                                   TFHI SAI 1/01

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                     NAME AND ADDRESS                          OWNERSHIP AT        CLASS     PERCENTAGE
                         OF HOLDER                            JANUARY 3, 2001    OF SHARES   OWNERSHIP
-----------------------------------------------------------  -----------------   ---------   ----------
Edward Jones & Co..........................................      9,708,946         A           21.00%
 Attn: Mutual Fund                                                 950,028         B            6.00%
 Shareholder Accounting                                            262,086         C            7.00%
 201 Progress Pkwy.
 Maryland Hts., MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc....................        370,915         B            9.00%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FU8
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc....................        572,623         C           16.00%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FY0
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such

Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS



     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



SWAPS, CAPS, FLOORS AND COLLARS


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



   1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.


   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.


   5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.


   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                                TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.



                                    OFFICERS



     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of
  Executive Vice President and Chief   Van Kampen Investments, and President and Chief Operating
  Investment Officer                   Officer of the Advisers. Executive Vice President and
  Date of Birth: 11/16/40              Chief Investment Officer of each of the funds in the Fund
  Age: 60                              Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Advisers. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Vice President and Secretary         Director of Van Kampen Investments, the Advisers, Van
  Date of Birth: 12/14/56              Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 44                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Vice President                       Director of Van Kampen Investments, the Advisers, the
  Date of Birth: 10/22/55              Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 45                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 06/15/52              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Age: 48                              Co-head of Municipal Investments and Director of Research
                                       of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 05/15/53              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Age: 47                              investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior Vice
                                       President of the Adviser and Van Kampen Management Inc.
                                       since June 1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Vice President, Chief Financial      Advisers. Vice President, Chief Financial Officer and
  Officer and Treasurer                Treasurer of each of the funds in the Fund Complex and
  Date of Birth: 08/20/55              certain other investment companies advised by the Advisers
  Age: 45                              or their affiliates.
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Vice President                       Investments, President and Director of the Distributor,
  Date of Birth: 11/25/57              and President of Van Kampen Insurance Agency of Illinois
  Age: 43                              Inc. Vice President of each of the funds in the Fund
                                       Complex. From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the Distributor.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                          ---------------------------------------------------------
                                                                                    AGGREGATE
                                                               AGGREGATE        ESTIMATED MAXIMUM        TOTAL
                                                              PENSION OR         ANNUAL BENEFITS     COMPENSATION
                                AGGREGATE COMPENSATION    RETIREMENT BENEFITS     FROM THE FUND     BEFORE DEFERRAL
                               BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF      COMPLEX UPON         FROM FUND
           NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)       COMPLEX(5)
           -------             ------------------------   -------------------   -----------------   ---------------
J. Miles Branagan............           $11,948                 $48,349              $60,000           $123,400
Jerry D. Choate..............            11,948                  17,925               60,000            123,400
Linda Hutton Heagy...........            11,948                   5,242               60,000            123,400
R. Craig Kennedy.............            11,948                   3,556               60,000            123,400
Jack E. Nelson...............            11,948                  24,881               60,000            123,400
Phillip B. Rooney............            11,948                   8,458               60,000            123,400
Wayne W. Whalen..............            11,948                  17,005               60,000            123,400
Suzanne H. Woolsey...........            10,548                  11,238               60,000            123,400


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.


                                                                         TABLE A


           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939   $16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



                                                           FISCAL YEARS ENDED      FISCAL PERIOD ENDED
                                                              SEPTEMBER 30,           SEPTEMBER 30,
                                                         -----------------------   -------------------
                                                            2000         1999             1998
                                                         ----------   ----------   -------------------
Adviser received the approximate advisory fees.........  $4,597,600   $5,384,500       $3,672,500


                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended December 31, 1998, Advisory Corp. received approximately $38,200, $273,800 and $208,400, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the fund's for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $22,400, $32,000 and $14,400, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year ended September 30, 2000........................   $  772,600       $ 79,200
Fiscal Year ended September 30, 1999........................   $2,482,600       $273,100
Fiscal Period ended September 30, 1998......................   $2,721,240       $288,491



     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:


                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets under management of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     For shares sold prior to the implementation date, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $7,422,411 and $26,106 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.35% and 0.05% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,643,595 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $2,556,166 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,906,484 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $649,682 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $513,902 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $166,571 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $347,331 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................        --       --         --
  Fiscal year ended September 30, 1999......................        --       --         --
  Fiscal period ended September 30, 1998....................  $234,816       --         --

                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                 --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 --         --



     During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawals plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may incur brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus dividends received by the shareholder (excluding capital gain dividends) during the year.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.


GENERAL


     The federal, income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar Study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was -3.52%, (ii) the five-year period ended September 30, 2000 was 3.21% and (iii) the ten-year period ended September 30, 2000 was 4.57%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 6.22%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 5.33%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 8.33%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 163.22%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 176.30%.

CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was -3.34%, (ii) the five-year period ended September 30, 2000 was 3.16% and (iii) the approximately seven-year, five-month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.29%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 5.76%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 4.88%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 7.63%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 36.54%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 36.54%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was -0.47%, (ii) the five-year period ended September 30, 2000 was 3.41% and (iii) the approximately seven-year, one-month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) through September 30, 2000 was 3.81%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 5.76%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 4.88%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 7.63%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 30.60%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 30.60%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS



     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free High Income
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free High Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.6%
          ALABAMA  0.6%
$  240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (d)......... 6.950%   01/01/20   $     65,463
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................. 5.600    11/01/16      1,156,413
 2,150    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................. 5.650    11/01/22      1,715,980
 3,290    West Jefferson Cnty, AL Amusement & Pub Park
          Auth........................................ 6.375    02/01/29      1,979,593
                                                                           ------------
                                                                              4,917,449
                                                                           ------------
          ALASKA  0.5%
 2,000    Juneau, AK City & Borough Nonrecourse Rev... 6.875    12/01/25      1,839,140
 2,250    Seward, AK Rev AK Sealife Cent Proj......... 7.650    10/01/16      2,281,748
                                                                           ------------
                                                                              4,120,888
                                                                           ------------
          ARIZONA  3.1%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler Finl
          Cent Proj Ser 1986 (c)...................... 9.875    12/01/16      4,503,476
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Schs Proj 1 Ser A........................... 6.625    07/01/20      1,001,890
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................... 7.125    06/01/10        996,070
 4,000    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev..................................... 6.625    07/01/33      3,697,360
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................... 7.750    04/01/15      2,597,575
 4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso Elec
          Ser A Rfdg (Variable Rate Coupon)........... 6.375    08/01/15      4,001,240
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert
          Rfdg (FGIC Insd)............................   *      01/01/08      1,900,314
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg............................. 6.500    08/15/31      1,306,005
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev......................................... 6.625    10/01/28      2,037,204
   520    Pima Cnty, AZ Indl Dev Auth Ser A (a)....... 7.250    11/15/18        495,326
   500    Pima Cnty, AZ Indl Dev Auth Ser A (a)....... 8.250    11/15/22        485,615

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,900    Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist
          Assmt Rev................................... 6.500%   12/01/12   $  1,853,849
 2,160    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living A.............................. 6.500    07/01/31      2,166,761
 1,000    Tuscon, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg....................... 6.375    12/01/16        916,890
                                                                           ------------
                                                                             27,959,575
                                                                           ------------
          ARKANSAS  0.2%
 2,000    Arkansas St Dev Fin Auth Hosp WA Regl Med
          Cent........................................ 7.250    02/01/20      2,017,240
                                                                           ------------

          CALIFORNIA  4.4%
 2,000    Abag Fin Auth for Nonprofit Corps CA Ctfs
          Partn....................................... 6.375    11/15/28      1,767,160
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *      09/01/17      2,001,200
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
          C........................................... 8.375    07/01/11      1,000,450
 3,465    Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)..............   *      09/01/15      1,411,849
 3,480    Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)..............   *      09/01/18      1,141,858
 6,000    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/18      2,237,760
22,985    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/24      5,437,561
15,000    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/30      2,406,600
42,460    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/31      6,399,571
 2,705    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................... 6.375    11/01/28      2,293,678
   965    Indio, CA Pub Fin Auth Rev Tax Increment.... 6.500    08/15/27        990,901
 1,975    Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev......................................... 7.100    09/01/20      2,098,536
 2,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Rfdg.................................... 6.350    11/01/25      1,989,920
 1,500    Millbrae, CA Residential Fac Rev Magnolia of
          Millbrae Proj Ser A......................... 7.375    09/01/27      1,465,605
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (f)................. 6.400    12/01/41      1,881,780
 1,000    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc..................................... 8.375    07/01/29        400,190

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,500    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg............................... 6.000%   09/01/12   $  1,567,635
 1,965    Vallejo, CA Ctfs Partn Touro Univ........... 7.250    06/01/16      2,013,830
 1,000    Ventura, CA Port Dist Ctfs Partn............ 6.375    08/01/28      1,007,520
                                                                           ------------
                                                                             39,513,604
                                                                           ------------
          COLORADO  4.7%
 2,000    Colorado Hlth Fac Auth Rev Baptist Home Assn
          Ser A....................................... 6.375    08/15/24      1,693,180
 1,590    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................. 6.850    01/01/15      1,536,544
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................. 7.050    01/01/19      1,042,764
 6,200    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (b)............................. 9.000    01/01/25      6,742,128
 2,205    Denver, CO City & Cnty Arpt Rev Ser A (b)... 8.875    11/15/12      2,333,728
 2,500    Denver, CO City & Cnty Arpt Rev Ser D (b)... 7.750    11/15/13      2,962,275
 1,030    Eagle Riverview Affordable Housing Corp.
          Multi-Family Rev............................ 6.300    07/01/29        959,085
   331    East River Regl Santn Dist CO Var Rfdg (Var
          Rate Cpn) (g)............................... 8.250    12/01/08        335,725
 4,163    Himalaya Wtr & Santn Dist Adams Cnty, CO
          Genl Oblig Ltd Tax Bond Ser 1995 (d)........ 9.500    12/01/24      3,330,268
   835    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A...................................... 6.750    10/01/14        801,550
 2,115    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A...................................... 7.000    10/01/18      1,930,170
 3,830    Northern Metro Dist CO Adams Cnty Rfdg...... 6.500    12/01/16      3,821,957
 4,392    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Var Rate Cpn) (g).......................... 8.250    12/01/08      3,138,024
13,868    Tower Metro Dist Adams Cnty, CO Genl Oblig
          Ltd Tax Rfdg Bond Ser 1995 (d).............. 9.500    12/01/24     11,094,445
                                                                           ------------
                                                                             41,721,843
                                                                           ------------
          CONNECTICUT  0.5%
 1,500    Connecticut St Dev Auth Indl Dev Rev Afco
          Cargo Bldg LLC Proj......................... 8.000    04/01/30      1,532,070
 2,980    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A (Prerefunded @ 09/01/07) (b)
          (f)......................................... 6.400    09/01/11      3,305,148
                                                                           ------------
                                                                              4,837,218
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DELAWARE  0.2%
$2,200    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj.................. 6.250%   06/01/28   $  1,986,776
                                                                           ------------

          DISTRICT OF COLUMBIA  0.3%
    85    District of Columbia A-1 Rfdg (MBIA Insd)... 6.500    06/01/10         95,475
 1,000    District Columbia Rev of Methodist Home
          Issue....................................... 6.000    01/01/29        819,850
 2,000    District of Columbia Ser E (FSA Insd)....... 6.000    06/01/11      2,094,080
                                                                           ------------
                                                                              3,009,405
                                                                           ------------
          FLORIDA  7.7%
 4,370    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent.................................... 10.250   07/01/11      4,458,842
 1,850    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent Ser A.............................. 10.250   07/01/11      1,887,611
 1,570    Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev... 7.625    05/01/18      1,652,771
 3,775    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C.................................. 6.610    07/01/38      3,603,804
 5,500    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G.................................. 6.600    07/01/38      5,199,480
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apts
          Ser U1...................................... 6.450    01/01/39      2,799,570
 4,990    Florida Hsg Fin Corp Rev Hsg Westchase Apts
          Ser B....................................... 6.610    07/01/38      4,781,817
 1,270    Heritage Harbor Cmnty Dev Dist FL Rev
          Rectl....................................... 7.750    05/01/19      1,253,287
 1,000    Heritage Harbor Cmnty Dev Dist Spl Assmt Ser
          A........................................... 6.700    05/01/19        981,710
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apts Proj Ser A........................ 7.375    07/01/40      1,505,595
 2,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Hlth Facs Proj Univ Cmnty Hosp Ser A.... 5.500    08/15/14      1,786,820
   935    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev................................... 7.875    05/01/17        983,283
 3,000    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg................... 6.750    09/01/28      2,982,990
 1,500    Marshall Creek Cmnty Dev FL Ser B........... 6.750    05/01/07      1,509,765
 1,000    Northern Palm Beach Cnty Impt Dist FL Wtr
          Ctl & Impt Unit Dev 16 Rfdg................. 7.500    08/01/24      1,019,530
 1,500    Orange Cnty, FL Hlth Facs Auth Adventist
          Hlth Sys Enbelt Oblig....................... 6.375    11/15/20      1,488,945
 1,560    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Adventist Hlth Sys.......................... 5.875    11/15/11      1,553,588

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.625%   07/01/20   $  2,220,663
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.750    07/01/26      2,427,435
 2,000    Orange Cnty, FL Hlth Facs Auth Westminster
          Cmnty Care.................................. 6.600    04/01/24      1,788,400
 2,395    Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A........................... 8.250    12/01/21      2,273,166
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Ppty (b).......................... 6.700    07/01/25      5,367,120
 1,000    Stoneybrook West Cmnty Dev Ser B............ 6.450    05/01/10        994,640
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (d) (g)......................... 10.000   12/15/11      5,140,800
   815    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 8.500    05/01/17        870,542
 2,000    Tara Cmnty Dev Dist 1 FL Cap Impt Rev
          Ser B....................................... 6.750    05/01/10      2,002,760
 2,000    University Square Cmnty Dev Dist FL Cap Impt
          Rev......................................... 6.750    05/01/20      1,985,900
 1,500    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B....................................... 6.350    05/01/05      1,501,950
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg................................... 7.625    11/01/26      2,316,460
                                                                           ------------
                                                                             68,339,244
                                                                           ------------
          GEORGIA  3.8%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev South
          GA Methodist Ser A Rfdg..................... 6.375    05/15/29      1,712,440
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts Proj
          Ser A....................................... 8.500    04/01/26     20,098,294
19,000    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts Proj
          Ser C (h)................................... 2.400    04/01/26      2,804,400
 2,500    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A...... 6.750    07/01/30      2,374,125
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................... 6.375    10/01/28      1,311,450

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev......................................... 6.500%   02/01/28   $  3,775,880
 2,000    Fulton Cnty, GA Residential Care Sr Lien Rha
          Asstd Living Ser A.......................... 7.000    07/01/29      1,744,840
                                                                           ------------
                                                                             33,821,429
                                                                           ------------
          HAWAII  0.6%
   810    Hawaii St Dept of Trans Spl Fac Continental
          Airls Inc................................... 5.625    11/15/27        667,837
 3,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd).................................   *      07/01/14      1,392,180
 4,245    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)................................. 4.500    07/01/28      3,415,824
                                                                           ------------
                                                                              5,475,841
                                                                           ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Facs Auth Rev Vly Vista Care Ser
          A Rfdg...................................... 7.875    11/15/29        960,830
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc. ................. 8.250    11/01/02      4,356,459
                                                                           ------------
                                                                              5,317,289
                                                                           ------------
          ILLINOIS  7.7%
 2,500    Bolingbrook, IL Cap Apprec
          Ser B (MBIA Insd)...........................   *      01/01/29        458,950
 1,790    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04).................... 9.000    01/01/11      2,044,252
 1,000    Cary, IL Spl Tax Spl Svc Area No 1 Cambridge
          Ser A....................................... 7.625    03/01/30      1,015,130
15,800    Chicago, IL Brd Edu Cap Apprec Sch Reform
          Ser B-1 (FGIC Insd).........................   *      12/01/22      4,259,838
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (e)............................. 0/5.700  01/01/25      2,123,700
 3,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............... 7.875    11/01/25      3,063,630
 2,505    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B...................... 8.950    05/01/18      2,585,260
 3,375    Chicago, IL Rev Chatham Ridge Tax
          Increment................................... 10.250   01/01/07      3,446,347
   960    Chicago, IL Tax Increment................... 7.250    01/01/14        989,002
10,000    Chicago, IL Wastewtr Trans Rev Cap Apprec
          Rfdg Ser A (MBIA Insd)......................   *      01/01/22      2,817,100
 3,900    Cook Cnty, IL Cmnty Cons Dist No 021
          Wheeling Cap Apprec.........................   *      12/01/18      1,382,316
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A........................................... 5.875    11/15/29      1,192,335

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg......................... 6.550%   11/15/29   $  2,391,984
 2,000    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................ 8.500    12/01/15      2,204,740
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A........................................... 6.250    03/01/09        272,373
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A........................................... 6.500    03/01/29      2,474,362
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax....... 6.300    03/01/28        920,200
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................ 8.000    11/15/16      1,444,649
 1,500    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj............................. 7.500    08/15/26      1,516,650
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg............................ 7.400    08/15/23      2,946,150
 4,145    Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D....................................... 9.500    11/15/15      4,259,443
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded Proctor Cmnty
          Hosp Proj 02/15/05)......................... 8.000    02/15/25      1,132,290
 1,000    Illinois Hlth Facs Auth Rev Central Baptist
          Home Proj................................... 7.125    11/15/29        943,380
 2,000    Illinois Hlth Facs Auth Rev................. 7.500    01/01/11      1,776,320
 1,440    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg............................. 5.500    08/15/19      1,262,592
 4,175    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg............................. 5.500    08/15/25      3,547,539
 4,575    Illinois Hlth Facs Auth Rev West Suburban
          Hosp Ser A Rfdg............................. 5.750    07/01/20      3,882,574
 1,800    Peoria, IL Spl Tax Weaver Ridge Spl Svc
          Area........................................ 8.050    02/01/17      1,898,334
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd).... 8.000    06/01/17      2,684,470
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (d).............................. 8.375    10/15/16      1,027,813
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (d).............................. 8.375    10/15/16        402,188
   613    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................. 7.250    10/15/09        582,751
 2,652    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................. 7.250    10/15/24      2,433,396
 1,231    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser D..................................   *      10/15/09        575,584
 1,705    St Charles, IL Spl Svc Area No 21........... 6.625    03/01/28      1,572,487

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  995    Sterling IL Rev Hoosier Care Proj Ser A..... 7.125%   06/01/34   $    897,052
   470    Will Cnty, IL Forest Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/13        231,470
                                                                           ------------
                                                                             68,658,651
                                                                           ------------
          INDIANA  2.4%
   825    Crawfordsville, IN Redev Comm Redev Dist Tax
          Increment Rev............................... 7.000    02/01/12        812,996
 2,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................. 6.700    11/01/12      1,836,920
 1,990    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................. 7.125    06/01/34      1,794,104
   970    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.300    12/01/23        828,283
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.400    12/01/33      2,517,420
 4,000    Indiana St Dev Fin Auth Pollutn Ctl Rev
          Inland Steel Co Proj No 13 Rfdg............. 7.250    11/01/11      3,852,600
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj................... 7.100    01/15/17      3,165,420
 5,850    Indianapolis, IN Arpt Auth Rev Spl Fac
          United Airls Proj Ser A..................... 6.500    11/15/31      5,630,801
 1,000    South Bend, IN Econ Dev Rev Ser A........... 6.250    11/15/29        848,000
                                                                           ------------
                                                                             21,286,544
                                                                           ------------
          IOWA  0.1%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage Grove
          Rfdg........................................ 5.875    07/01/28      1,208,100
                                                                           ------------

          KANSAS  0.4%
   430    Kansas City, KS Crawford Cnty Leavenworth
          Single Family Mtg Rev (AMBAC Insd)..........   *      04/01/16         82,818
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser
          A Rfdg...................................... 8.000    07/01/16      1,036,080
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg.................................. 8.000    07/01/16      1,040,960
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg,
          Inc. Ser A.................................. 8.000    05/15/30      1,004,730
                                                                           ------------
                                                                              3,164,588
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          KENTUCKY  1.1%
$2,300    Jefferson Cnty, KY Hosp Rev (MBIA Insd)
          (Inverse Fltg).............................. 8.395%   10/01/08   $  2,509,875
   900    Jefferson Cnty, KY Hosp Rev (Prerefunded @
          10/01/02) (MBIA Insd) (Inverse Fltg)........ 8.445    10/01/08        987,750
 2,000    Kenton Cnty, KY Aprt Brd Rev Spl Facs Delta
          Airls Proj.................................. 7.250    02/01/22      2,065,820
 1,000    Kenton Cnty, KY Aprt Brd Spl Facs Rev Mesaba
          Aviation Inc Proj Ser A..................... 6.700    07/01/29        949,100
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg Pub
          Pkg & Plaza A 1............................. 8.500    01/01/27      2,964,570
                                                                           ------------
                                                                              9,477,115
                                                                           ------------
          LOUISIANA  2.1%
 5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
          Rev (FSA Insd)..............................   *      12/01/14      2,660,076
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................ 7.125    01/01/28      3,755,960
 2,000    Louisiana Loc Govt Envir Facs Hlthcare Saint
          James Place Ser A Rfdg...................... 8.000    11/01/29      1,944,920
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare.................................... 6.375    10/01/20        853,250
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare.................................... 6.375    10/01/28        820,390
 4,875    Louisiana Hlth Edl Auth Rev Lambeth House
          Ser A Rfdg.................................. 5.250    01/01/05      4,685,655
 3,805    Louisiana St Univ Agric & Mech College Univ
          Rev......................................... 5.750    10/30/18      3,586,348
                                                                           ------------
                                                                             18,306,599
                                                                           ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Edl Facs Auth Rev Ser B
          (FSA Insd).................................. 7.000    07/01/24         27,490
                                                                           ------------

          MARYLAND  1.2%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A.................................. 7.250    11/01/29        910,520
 2,000    Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Ser B Rfdg.................. 7.500    06/01/15      2,025,860
   985    Maryland St Econ Dev Corp Rev Air Cargo BWI
          LLC Proj.................................... 6.250    07/01/07        951,786
 1,260    Maryland St Econ Dev Corp Rev Air Cargo BWI
          LLC Proj.................................... 6.500    07/01/24      1,141,635

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial Projs
          In Edl Ser A................................ 6.400%   09/01/28   $  2,685,720
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A.............................. 8.000    07/01/26      3,266,760
                                                                           ------------
                                                                             10,982,281
                                                                           ------------
          MASSACHUSETTS  3.5%
 3,945    Massachusetts St Dev Fin Agy New England
          Center For Children......................... 6.000    11/01/19      3,312,380
 1,000    Massachusetts St Dev Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 7.750    06/01/18        995,270
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Cent Inc................................. 6.375    07/01/29      2,913,150
 2,990    Massachusetts St Dev Fin Agy Rev Hlthcare
          Facility Alliance Ser A..................... 7.100    07/01/32      2,766,079
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp Human
          Svs Providers Ser A......................... 8.000    07/01/20        992,170
 4,000    Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)................................. 5.000    07/01/13      3,873,240
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd).............. 6.650    07/01/19      1,997,313
   750    Massachusetts St Indl Fin Agy First Mtg
          Pilgrim Inc Proj............................ 6.500    10/01/15        666,158
   575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.000    12/01/06        599,248
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.375    12/01/13      1,182,672
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.500    12/01/20        738,571
 1,170    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 6.200    06/01/08      1,095,003
 2,965    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 6.375    06/01/18    2,617,205 ]
 5,800    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting.......................... 9.250    06/01/10      5,877,488
 2,000    Massachusetts St Indl Fin Agy Trustees
          Deerfield Academy........................... 6.750    10/01/28      1,723,200
                                                                           ------------
                                                                             31,349,147
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN  2.2%
$5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (MBIA Insd)............................. 4.750%   07/01/25   $  4,273,350
   995    Detroit, MI Loc Dev Fin Auth Ser C.......... 6.850    05/01/21        974,523
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd)........................... 6.655    07/01/23      2,956,625
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A............... 7.500    07/01/13      2,400,014
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A............... 7.750    07/01/19      3,488,173
 3,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A............................ 5.250    08/15/23      2,189,280
 2,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A............................ 5.250    08/15/28      1,414,820
 8,774    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj..................... 8.000    12/01/27      1,754,817
   485    Saint Clair Cnty, MI Econ Dev Corp Kmart
          Proj........................................ 9.500    02/01/06        490,078
                                                                           ------------
                                                                             19,941,680
                                                                           ------------
          MINNESOTA  1.3%
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A................... 6.000    10/01/28        823,440
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B................... 6.000    10/01/33      1,631,100
 2,000    Carlton, MN Hlth & Hsg Facs Intermediate
          Faith Social Svcs Inc Proj.................. 7.500    04/01/19      1,927,560
 1,425    Columbia Heights, MN Multi-Family Crest View
          Corp Proj................................... 6.000    03/01/33      1,189,875
   500    Dakota Cnty, MN Hsg & Redev................. 6.000    11/01/09        478,060
 2,500    Dakota Cnty, MN Hsg & Redev................. 6.250    05/01/29      2,306,900
   800    Little Canada, MN Fac Rev Hsg Alt Dev Co
          Proj Ser A.................................. 6.100    12/01/17        746,744
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg (a).......... 9.250    02/01/22      1,029,080
 1,500    St Paul, MN Port Auth Hotel Fac Rev Radisson
          Kellogg Proj Ser 2.......................... 7.375    08/01/29      1,472,385
                                                                           ------------
                                                                             11,605,144
                                                                           ------------
          MISSOURI  1.6%
   580    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.250    04/01/07        572,170
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.625    04/01/17      3,026,136

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MISSOURI (CONTINUED)
$  675    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.625%   04/01/18   $    659,549
   905    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg........ 8.250    12/01/15        939,182
 1,525    Jefferson Cnty, MO Jr College Jefferson
          College..................................... 7.250    07/01/31      1,452,761
   995    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj............................. 6.250    04/01/30        918,614
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev......................................... 6.500    12/01/28      4,260,000
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)...... 6.000    06/01/15      1,080,780
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj............................ 6.150    12/01/33      1,786,360
                                                                           ------------
                                                                             14,695,552
                                                                           ------------
          NEBRASKA  0.3%
 1,400    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 9.305    09/19/23      1,477,000
 1,200    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 10.517   09/10/30      1,246,500
                                                                           ------------
                                                                              2,723,500
                                                                           ------------
          NEVADA  0.2%
 2,500    Clark Cnty, NV Indl Dev Rev Adj NV Power Co
          Proj Ser C Rfdg............................. 5.500    10/01/30      2,108,575
                                                                           ------------

          NEW HAMPSHIRE  1.5%
 2,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................. 7.350    01/01/18      2,030,480
 2,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................. 7.450    01/01/25      2,024,740
 4,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg................. 8.250    07/01/13      4,045,240
 3,285    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Vly Regl Hosp............................... 7.350    04/01/23      3,286,872
 1,000    New Hampshire Hlth & Ed Facs New Hampshire
          College Issue............................... 7.500    01/01/31      1,022,760
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A..................... 6.875    10/01/19        932,920
                                                                           ------------
                                                                             13,343,012
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY  2.4%
$2,240    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig...................................... 8.400%   04/01/24   $  2,181,447
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev......................................... 6.750    08/01/30      1,748,660
 1,000    New Jersey Econ Dev Auth Econ Dev Rev....... 6.375    04/01/18        988,070
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................... 8.000    11/15/15        974,260
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.500    11/01/16      1,051,380
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.625    11/01/25      1,582,950
 1,765    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A.................................. 6.125    06/01/18      1,604,085
 2,000    New Jersey Econ Dev Auth Rev Sr Living Facs
          Esplandade.................................. 7.000    06/01/39      1,775,660
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06).... 8.750    05/15/26      3,638,640
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Ser A Rfdg............................. 6.000    05/15/28        409,070
 1,000    New Jersey Econ Dev Auth Seabrook Vlg Ser
          A........................................... 8.125    11/15/18        979,010
 1,440    New Jersey Econ Dev Auth Seabrook Vlg Ser
          A........................................... 8.125    11/15/23      1,385,510
 1,550    New Jersey Hlthcare Fac Fin Auth Rev Raritan
          Bay Med Cent Issue Rfdg..................... 7.250    07/01/14      1,451,978
 1,275    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D....................... 7.375    11/01/22      1,346,706
                                                                           ------------
                                                                             21,117,426
                                                                           ------------
          NEW MEXICO  1.0%
 5,300    Albuquerque, NM Retirement Facs Rev
          Louisiana Vida Liena Proj Ser B Rfdg........ 6.600    12/15/28      4,554,025
 2,135    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B 1................... 6.600    10/15/28      1,996,012
 2,000    Farmington, NM Pollutn Ctl Rev El Paso Elec
          Ser A Rfdg.................................. 6.150    11/01/13      2,001,580
                                                                           ------------
                                                                              8,551,617
                                                                           ------------
          NEW YORK  6.6%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................ 6.875    06/01/39        917,860
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev..................................... 6.375    12/01/37      2,207,928

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,250    Huntington, NY Hsg Auth Sr Hsg Fac Rev
          Gurwin Jewish Sr Residences Ser A........... 6.000%   05/01/29   $  2,658,175
 1,500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg................ 7.500    03/01/26      1,705,575
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A.................... 6.250    03/01/28        765,620
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj........................................ 8.000    11/15/15      2,437,120
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.250    11/15/06      3,223,710
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.375    11/15/07      1,618,530
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.500    11/15/09      2,167,320
 3,000    New York City Indl Dev Agy Field Hotel Assoc
          Lp JFK Rfdg................................. 6.000    11/01/28      2,568,330
 1,250    New York City Indl Dev Agy Laguardia Assoc
          Lp Proj Rfdg (a)............................ 6.000    11/01/28      1,070,138
10,330    New York City Adj Subser A-1................ 5.750    08/01/12     10,567,280
 5,000    New York City Ser A......................... 7.000    08/01/07      5,562,150
 5,000    New York Ser A.............................. 6.000    05/15/30      5,123,300
 2,425    New York City Ser C......................... 6.600    08/01/09      2,527,771
 3,000    New York City Ser D Rfdg.................... 8.000    02/01/05      3,387,360
 2,375    New York St Dorm Auth City Univ Sys
          Consolidated Gen 1.......................... 5.375    07/01/25      2,268,505
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).......................... 8.001    04/01/20      2,737,500
   500    Peekskill, NY Indl Dev Agy Sr Drum Hill Sr
          Living Proj................................. 6.375    10/01/28        430,660
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev... 6.875    06/01/39      1,775,920
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev................... 7.250    11/01/28        995,270
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A (a)......... 6.375    12/01/17      1,402,860
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp Sr
          Hsg Inc Ser A............................... 7.375    07/01/30      1,002,870
                                                                           ------------
                                                                             59,121,752
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NORTH CAROLINA  0.7%
$5,510    Charlotte, NC Spl Facs Rev Charlotte Douglas
          Intl Rfdg................................... 5.600%   07/01/27   $  4,092,387
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes...................... 7.000    10/01/17      1,973,640
                                                                           ------------
                                                                              6,066,027
                                                                           ------------
          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................ 6.250    12/01/34        717,770
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................ 6.375    12/01/34        738,730
                                                                           ------------
                                                                              1,456,500
                                                                           ------------
          OHIO  1.4%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp.................................. 5.375    11/15/24      1,204,590
 2,250    Cleveland, OH Arpt Spl Rev Continental Airls
          Inc Rfdg.................................... 5.700    12/01/19      1,960,717
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Proj Ser A........................ 8.250    07/01/28      1,545,000
 2,760    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.300    04/01/22      2,443,787
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg (a)......................... 6.500    08/15/20      1,476,855
 2,970    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg.............................. 6.400    08/01/28      2,554,913
 2,500    Ohio St Solid Waste Rev CSC Ltd Proj (d).... 8.500    08/01/22        700,000
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................. 8.250    10/01/14        733,710
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................. 9.000    06/01/21        197,640
                                                                           ------------
                                                                             12,817,212
                                                                           ------------
          OKLAHOMA  1.2%
   750    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.000    08/01/10        733,020
   750    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.400    08/01/17        726,728
 1,000    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.625    08/01/20        977,200
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg............................. 7.000    04/01/25        978,810

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OKLAHOMA (CONTINUED)
$1,065    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
          Sys Ser A Rfdg (a).......................... 5.750%   08/15/12   $    883,332
 3,250    Tulsa Cnty, OK Pub Fac Auth................. 6.250    11/01/22      3,222,862
 3,000    Tulsa, OK Muni Arpt Trust Rev American Airls
          Proj Rfdg................................... 6.250    06/01/20      2,953,020
                                                                           ------------
                                                                             10,474,972
                                                                           ------------
          OREGON  1.0%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A.............. 7.500    11/01/29      2,046,640
 1,245    Clatsop Care Cent Hlth Dist OR Rev Sr Hsg... 6.000    08/01/14      1,100,393
 2,145    Clatsop Care Cent Hlth Dist OR Rev Sr Hsg... 6.875    08/01/28      1,857,120
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth........................................ 7.250    06/01/28      3,803,240
                                                                           ------------
                                                                              8,807,393
                                                                           ------------
          PENNSYLVANIA  8.7%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/15      1,983,580
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/22      1,891,580
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/30        935,540
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev......................................... 6.625    09/01/24      1,823,060
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg........................................ 7.750    05/01/20      6,441,780
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)................................... 7.700    05/15/22      1,152,810
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlth Care Fac Chandler...................... 6.200    05/01/19      1,655,508
 3,500    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Rfdg.......... 7.500    09/01/15      3,530,380
 2,500    Cliff House Ctf Trust Var Sts Variable Ctfs
          Partn Ser A................................. 6.625    06/01/27      2,267,500
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg.............. 6.500    11/01/28      1,671,040
 5,000    Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
          Cent Hyatt Regency.......................... 6.200    01/01/29      4,492,800
 3,000    Dauphin Cnty, PA Genl Auth Rev Office & Pkg
          Riverfront Office........................... 6.000    01/01/25      2,823,000
 1,500    Delaware Cnty, PA Auth First Mtg Rev Riddle
          Vlg Proj.................................... 7.000    06/01/21      1,469,355
 1,000    Grove City, PA Area Hosp Auth Hlth Fac
          Rev......................................... 6.625    08/15/29        892,850
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................. 7.270    06/18/15      3,657,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Anne's Home........................... 6.625%   04/01/28   $    887,670
 2,000    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
          Oblig Group Rfdg (a)........................ 6.000    11/01/23      1,646,540
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj........................... 6.100    06/01/18        850,160
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj........................... 6.300    06/01/28        824,900
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev......................................... 6.750    07/01/29      1,755,140
 7,100    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Proj Ser A
          (Prerefunded @ 12/01/00).................... 10.000   12/01/19      7,302,847
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.000    12/01/10        490,340
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.250    12/01/15      2,470,250
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.400    12/01/20      5,980,440
   970    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy.......................... 7.750    09/01/24        988,313
 1,485    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev......................................... 7.125    10/01/29      1,423,729
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D....................... 7.050    12/01/10      3,071,730
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)....................................... 8.963    09/01/26      5,962,500
 1,000    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev.................................. 4.500    07/15/21        825,630
 1,000    Pennsylvania St Higher Edl Student Assn Inc
          Proj Ser A.................................. 6.750    09/01/32        959,220
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg (a).................................... 7.750    12/01/17      2,267,777
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg.................................... 7.250    01/15/17      1,395,075
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg.................................... 7.350    01/15/22      1,834,460
                                                                           ------------
                                                                             77,625,004
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          RHODE ISLAND  0.4%
$1,930    Providence, RI Redev Agy Ctfs Partn Ser A... 8.000%   09/01/24   $  1,991,991
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place............................ 7.250    07/01/20      1,725,775
                                                                           ------------
                                                                              3,717,766
                                                                           ------------
          SOUTH CAROLINA  1.4%
   115    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)....................................... 7.000    06/01/19        124,476
 2,385    Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)........ 7.000    06/01/19      2,619,517
 3,500    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldgs Rfdg.................................. 6.950    08/10/28      1,715,000
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Var Rate Cpn)................... 8.250    06/15/04        988,440
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj........................ 7.750    10/01/24      1,925,400
 1,250    South Carolina Jobs Econ Impt Palmetto Hlth
          Alliance Ser A.............................. 7.125    12/15/15      1,268,650
 4,000    South Carolina St Hsg Fin & Dev Auth Multi-
          Family Rev.................................. 6.750    05/01/28      3,812,720
                                                                           ------------
                                                                             12,454,203
                                                                           ------------
          SOUTH DAKOTA  0.3%
   805    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A.................................. 5.500    12/15/08        764,863
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A.................................. 6.000    12/15/18      1,630,212
                                                                           ------------
                                                                              2,395,075
                                                                           ------------
          TENNESSEE  2.5%
 1,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg........................ 7.000    12/15/12        974,220
 5,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg........................ 7.000    12/15/12      4,871,100
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg........................................ 7.750    07/01/29      2,950,620
 3,000    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Edl Rev Bond Receipt Ser A6
          (FSA Insd).................................. 7.350    01/01/30      3,213,030
 6,065    Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd
          Rev......................................... 8.410    11/01/19      6,581,799

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TENNESSEE (CONTINUED)
$3,150    Trenton, TN Hlth & Edl Facs Brd Rev Inc Proj
          Ser A....................................... 10.000%  11/01/19   $  3,399,700
 1,160    Trenton, TN Hlth & Edl Facs Brd Rev Inc Proj
          Ser B (d)................................... 10.000   11/01/20        150,823
                                                                           ------------
                                                                             22,141,292
                                                                           ------------
          TEXAS  10.9%
 1,000    Abia Dev Corp TX Arpt Facs Rev Austin Belly
          Port Dev LLC Proj Ser A..................... 6.250    10/01/08        955,030
 3,000    Abia Dev Corp TX Arpt Facs Rev Austin Belly
          Port Dev LLC Proj Ser A..................... 6.500    10/01/23      2,756,490
 1,500    Abilene, TX Hlth Facs Dev Sears Methodist
          Retirement Ser A............................ 5.875    11/15/18      1,261,695
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd)....................................... 8.277    01/03/22      2,162,500
 1,000    Atlanta, TX Hosp Auth Hosp Fac Rev.......... 6.700    08/01/19        914,680
 2,035    Atlanta, TX Hosp Auth Hosp Fac Rev.......... 6.750    08/01/29      1,832,517
 1,000    Austin, TX Bergstorm Landhost Entmt Sr Ser
          A........................................... 6.750    04/01/27        942,370
 1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev................................ 7.600    12/01/17      1,874,961
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd)............. 6.000    11/15/12      1,067,050
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd)............. 6.000    11/15/13      2,521,846
 1,165    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/01        914,525
   335    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/02        262,975
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/11        647,875
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (d)......................................... 8.750    08/01/11        685,875
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (d)......................................... 8.750    08/01/12      2,362,950
 3,205    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................. 6.375    05/01/35      3,119,811
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Var Rate Cpn)......... 8.920    04/01/04      2,502,100
 3,275    Grapevine Colleyville Indpt Sch Dist TX.....   *      08/15/14      1,517,635
 6,900    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls....................................... 6.125    07/15/17      6,314,604
 5,000    Houston, TX Arpt Sys Rev Spl Facs Contl Ser
          C........................................... 5.700    07/15/29      4,124,750
 2,655    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/18        909,975

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$4,820    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/21   $  1,347,190
 8,880    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd Insd).................................. 5.976%   05/15/14      9,620,681
 3,750    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd Insd).................................. 5.976    05/15/15      4,028,475
 1,500    Lubbock, TX Hlth Facs Dev Corp Rev First Mtg
          Carillon Proj A............................. 6.500    07/01/19      1,326,045
 2,500    Matagorda Cnty, TX Navigation Dist No 1
          Houton Lighting Pwr Co Rfdg (AMBAC Insd).... 5.125    11/01/28      2,253,600
 3,355    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apts Proj....................... 6.500    12/01/30      3,105,589
 7,800    Port Corpus Christi, TX Indl Valero Conv Ser
          C Rfdg...................................... 5.400    04/01/18      6,851,520
 1,180    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/17        432,222
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/20        351,114
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/23        287,452
 6,000    Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/18      2,056,440
   250    San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Cent Partn (a)...................... 8.250    12/01/19        262,255
 2,278    Texas Gen Svcs Comm Partn Interests......... 7.250    08/15/11      2,329,676
 8,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (GNMA Collateralized) (Inverse Fltg).... 6.900    07/02/24      8,453,680
 2,985    Texas St Higher Edl Coordinating Brd College
          Student Ln (e).............................. 0/7.850  10/01/25      3,042,252
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd)....................... 6.750    01/01/15      2,196,840
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd)....................... 6.600    01/01/23      2,185,380
 5,000    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.... 8.200    03/15/21      5,149,850
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj........................................ 7.500    12/01/29      2,496,675
                                                                           ------------
                                                                             97,429,150
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTAH  0.5%
$1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800%   09/01/15   $    885,260
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 8.000    09/01/20      1,030,548
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800    09/01/25        857,030
   225    Saint George, UT Indl Dev Rev Kmart Corp Ser
          1984A....................................... 10.750   10/15/08        230,168
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (d)................ 7.550    07/01/27         95,000
   900    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................. 6.100    07/01/13        938,196
                                                                           ------------
                                                                              4,036,202
                                                                           ------------
          VERMONT  0.4%
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental.......................... 6.000    12/15/09        940,700
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev Health
          Ser A....................................... 6.125    12/15/14        895,380
 1,015    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj.............. 6.250    04/01/29        866,566
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Bennington College Proj..................... 6.625    10/01/29        990,460
                                                                           ------------
                                                                              3,693,106
                                                                           ------------
          VIRGINIA  1.6%
 5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Cent
          Apts Ser A Rfdg............................. 6.375    04/01/34      4,601,050
 2,650    Fairfax Cnty, VA Park Auth Park Fac Rev..... 6.625    07/15/20      2,712,832
 1,000    Greensville Cnty, VA Indl Dev Wheeling Steel
          Proj Ser A.................................. 7.000    04/01/14        903,080
 5,000    Peninsula Ports Auth VA Rev Port Fac Zeigler
          Coal Rfdg................................... 6.900    05/02/22      2,450,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................ 7.450    01/01/09      1,543,710
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj...................... 7.250    11/01/24      1,703,043
                                                                           ------------
                                                                             13,913,715
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WASHINGTON  0.9%
$1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Valley Hosp...................... 7.250%   12/01/15   $    982,740
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev.................................... 7.600    03/01/27      3,483,480
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
          Proj........................................ 6.000    04/01/28      1,789,840
 5,500    Washington St Pub Pwr Supply Comp Interest
          Ser C Rfdg (MBIA Insd)......................   *      07/01/17      2,117,005
                                                                           ------------
                                                                              8,373,065
                                                                           ------------
          WISCONSIN  1.7%
   800    Baldwin, WI Hosp Rev Mtg Ser A.............. 6.125    12/01/18        712,744
 2,590    Baldwin, WI Hosp Rev Mtg Ser A.............. 6.375    12/01/28      2,270,368
 3,825    Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg................ 9.500    11/15/12      3,930,608
 2,070    Wisconsin St Hlth & Edl Fac Auth Rev Eau
          Claire Manor (d)............................ 9.625    06/01/13      1,700,588
 1,115    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.750    10/01/18        960,818
 2,485    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.750    10/01/28      2,054,847
   360    Wisconsin St Hlth & Edl Facs Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.900    10/01/28        304,153
 3,000    Wisconsin St Hlth & Edl Milwaukee Catholic
          Home Proj................................... 7.500    07/01/26      3,039,720
                                                                           ------------
                                                                             14,973,846
                                                                           ------------
          PUERTO RICO  0.1%
 1,117    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR............................... 6.850    10/17/03      1,141,984
                                                                           ------------

          TOTAL MUNICIPAL BONDS  96.7%..................................    862,223,086

          TAXABLE NOTE  0.2%
 2,000    Divine Family Trust (g)..................... 6.000    10/29/04      2,000,000
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $916,454,355)...................................................    864,223,086

SHORT-TERM INVESTMENTS  1.0%
  (Cost $9,130,000).....................................................      9,130,000
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

                                                                              MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  97.9%
  (Cost $925,584,355)...................................................   $873,353,086
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%.............................     18,649,613
                                                                           ------------

NET ASSETS  100.0%......................................................   $892,002,699
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Interest only strip.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $925,584,355).......................  $  873,353,086
Cash........................................................           9,294
Receivables:
  Interest..................................................      18,695,288
  Investments Sold..........................................       6,367,866
  Fund Shares Sold..........................................         596,035
Other.......................................................          40,702
                                                              --------------
    Total Assets............................................     899,062,271
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,469,358
  Income Distributions......................................       1,902,959
  Fund Shares Repurchased...................................       1,233,842
  Distributor and Affiliates................................         569,012
  Investment Advisory Fee...................................         353,216
Trustees' Deferred Compensation and Retirement Plans........         274,065
Accrued Expenses............................................         257,120
                                                              --------------
    Total Liabilities.......................................       7,059,572
                                                              --------------
NET ASSETS..................................................  $  892,002,699
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,067,662,574
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (8,990,901)
Net Unrealized Depreciation.................................     (52,231,269)
Accumulated Net Realized Loss...............................    (114,437,705)
                                                              --------------
NET ASSETS..................................................  $  892,002,699
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $621,537,406 and 46,835,417 shares of
    beneficial interest issued and outstanding).............  $        13.27
    Maximum sales charge (4.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        13.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $221,362,668 and 16,684,872 shares of
    beneficial interest issued and outstanding).............  $        13.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,102,625 and 3,701,319 shares of
    beneficial interest issued and outstanding).............  $        13.27
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 65,794,526
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,568,962, $2,490,866 and $553,533,
  respectively).............................................     4,613,361
Investment Advisory Fee.....................................     4,597,639
Shareholder Services........................................       630,424
Legal.......................................................       148,100
Trustees' Fees and Related Expenses.........................       107,044
Custody.....................................................        95,618
Other.......................................................       784,577
                                                              ------------
    Total Operating Expenses................................    10,976,763
    Less Credit Earned Cash Balances........................        54,911
                                                              ------------
    Net Operating Expenses..................................    10,921,852
    Interest Expense........................................       130,939
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 54,741,735
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $28,638).......................................  $ (9,221,904)
  Options...................................................       181,514
  Futures...................................................    (1,392,019)
                                                              ------------
Net Realized Loss...........................................   (10,432,409)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (13,964,340)
  End of the Period:
    Investments.............................................   (52,231,269)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (38,266,929)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(48,699,338)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  6,042,397
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                    YEAR ENDED           YEAR ENDED
                                                SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $   54,741,735       $   59,506,011
Net Realized Loss.............................       (10,432,409)          (8,381,192)
Net Unrealized Depreciation During the
  Period......................................       (38,266,929)         (82,290,513)
                                                  --------------       --------------
Change in Net Assets from Operations..........         6,042,397          (31,165,694)
                                                  --------------       --------------

Distributions from Net Investment Income......       (53,887,116)         (59,506,011)
Distributions in Excess of Net Investment
  Income......................................               -0-             (851,426)
                                                  --------------       --------------
Total Distributions from and in Excess of Net
  Investment Income*..........................       (53,887,116)         (60,357,437)
                                                  --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................       (47,844,719)         (91,523,131)
                                                  --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................       109,779,988          277,570,061
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................        28,158,832           28,001,367
Cost of Shares Repurchased....................      (287,349,348)        (238,997,282)
                                                  --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................      (149,410,528)          66,574,146
                                                  --------------       --------------
TOTAL DECREASE IN NET ASSETS..................      (197,255,247)         (24,948,985)
NET ASSETS:
Beginning of the Period.......................     1,089,257,946        1,114,206,931
                                                  --------------       --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $8,990,901 and $9,871,263,
  respectively)...............................    $  892,002,699       $1,089,257,946
                                                  ==============       ==============

* Distributions by Class
----------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares..............................    $  (38,524,208)      $  (43,068,954)
  Class B Shares..............................       (12,570,099)         (14,016,298)
  Class C Shares..............................        (2,792,809)          (3,272,185)
                                                  --------------       --------------
                                                  $  (53,887,116)      $  (60,357,437)
                                                  ==============       ==============

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS A SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.91      $15.08       $14.85      $14.47   $14.98   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .77         .81          .64         .90      .96     1.02
  Net Realized and Unrealized
    Gain/Loss...................     (.63)      (1.17)         .22         .38     (.51)    1.07
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .14        (.36)         .86        1.28      .45     2.09
Less Distributions from and in
  Excess of Net Investment
  Income........................      .78         .81          .63         .90      .96      .96
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.91       $15.08      $14.85   $14.47   $14.98
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................    1.27%      -2.51%        6.00%*      9.05%    3.21%   15.52%
Net Assets at End of the Period
  (In millions).................   $621.5      $745.2       $771.4      $706.3   $671.9   $665.8
Ratio of Expenses to Average Net
  Assets (b)....................     .91%        .96%         .92%        .94%     .99%     .95%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.91%       5.46%        5.66%       6.09%    6.60%    7.05%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS B SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.90      $15.07       $14.84      $14.47   $14.98   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .69         .69          .55         .77      .84      .91
  Net Realized and Unrealized
    Gain/Loss...................     (.64)      (1.16)         .23         .39     (.50)    1.07
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .05        (.47)         .78        1.16      .34     1.98
Less Distributions from and in
  Excess of Net Investment
  Income........................      .68         .70          .55         .79      .85      .85
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.90       $15.07      $14.84   $14.47   $14.98
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................     .48%      -3.25%        5.35%*      8.23%    2.40%   14.62%
Net Assets at End of the Period
  (In millions).................   $221.4      $282.5       $279.6      $229.6   $173.8   $137.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.67%       1.73%        1.68%       1.71%    1.75%    1.70%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.15%       4.70%        4.90%       5.30%    5.84%    6.25%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS C SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.90      $15.07       $14.84      $14.47   $14.99   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .69         .69          .55         .78      .85      .91
  Net Realized and Unrealized
    Gain/Loss...................     (.64)      (1.16)         .23         .38     (.52)    1.08
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .05        (.47)         .78        1.16      .33     1.99
Less Distributions from and in
  Excess of Net Investment
  Income........................      .68         .70          .55         .79      .85      .85
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.90       $15.07      $14.84   $14.47   $14.99
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................     .48%      -3.25%        5.35%*      8.23%    2.33%   14.70%
Net Assets at End of the Period
  (In millions).................   $ 49.1      $ 61.5       $ 63.2      $ 38.6   $ 18.8   $  9.5
Ratio of Expenses to Average Net
  Assets (b)....................    1.67%       1.73%        1.68%       1.71%    1.75%    1.69%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.15%       4.69%        4.90%       5.24%    5.84%    6.19%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C Shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $101,816,639 which expires between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses related to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $927,471,949, the aggregate gross unrealized appreciation is $24,936,333 and the aggregate gross unrealized depreciation is $79,055,196 resulting in net unrealized depreciation on long- and short-term investments of $54,118,863.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $25,743, were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $54,911 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .50 of 1%
Over $500 million...........................................     .45 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $30,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $60,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $401,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $759,608,947, $251,849,650 and
$56,203,977 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,738,237    $  77,297,640
  Class B...............................................    1,708,319       23,070,944
  Class C...............................................      696,187        9,411,404
                                                          -----------    -------------
Total Sales.............................................    8,142,743    $ 109,779,988
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,581,326    $  21,157,427
  Class B...............................................      405,084        5,426,298
  Class C...............................................      120,681        1,575,107
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,107,091    $  28,158,832
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,062,902)   $(189,643,694)
  Class B...............................................   (5,747,388)     (77,082,705)
  Class C...............................................   (1,539,604)     (20,622,949)
                                                          -----------    -------------
Total Repurchases.......................................  (21,349,894)   $(287,349,348)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $850,797,574, $300,435,113 and
$65,840,415 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   13,253,619    $ 192,139,108
  Class B...............................................    4,333,895       63,782,837
  Class C...............................................    1,466,836       21,648,116
                                                          -----------    -------------
Total Sales.............................................   19,054,350    $ 277,570,061
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,403,007    $  20,426,304
  Class B...............................................      394,154        5,741,611
  Class C...............................................      125,823        1,833,452
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,922,984    $  28,001,367
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,242,352)   $(176,483,940)
  Class B...............................................   (2,963,915)     (42,910,916)
  Class C...............................................   (1,363,307)     (19,602,426)
                                                          -----------    -------------
Total Repurchases.......................................  (16,569,574)   $(238,997,282)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 703,436 and -0- Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2000 and the year ended September 30, 1999, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                            CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                          ------------------------------
YEAR OF REDEMPTION                                        CLASS B                CLASS C
First...................................................   4.00%                  1.00%
Second..................................................   3.75%                   None
Third...................................................   3.50%                   None
Fourth..................................................   2.50%                   None
Fifth...................................................   1.50%                   None
Sixth...................................................   1.00%                   None
Seventh and Thereafter..................................    None                   None

    For the year ended September 30, 2000, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $86,200 and CDSC on redeemed shares of approximately $828,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $351,448,181 and $569,566,610, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    11,900        63,536
Options Terminated in Closing Transactions (Net)............    (1,525)     (422,449)
Options Expired (Net).......................................   (10,875)      343,427
                                                               -------     ---------
Outstanding at September 30, 2000...........................       -0-     $     -0-
                                                               =======     =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................      590
Futures Opened..............................................    5,667
Futures Closed..............................................   (6,257)
                                                               ------
Outstanding at September 30, 2000...........................      -0-
                                                               ======

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $2,111,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $2,189,600 with an average interest rate of 5.98%. At September 30, 2000, the Fund did not have any outstanding borrowings under this agreement.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND


     Van Kampen Insured Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-9
Investment Restrictions.....................................   B-14
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-16
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-25
Other Agreements............................................   B-26
Distribution and Service....................................   B-27
Transfer Agent..............................................   B-30
Portfolio Transactions and Brokerage Allocation.............   B-30
Shareholder Services........................................   B-32
Redemption of Shares........................................   B-34
Contingent Deferred Sales Charge-Class A....................   B-34
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-34
Taxation....................................................   B-36
Fund Performance............................................   B-39
Other Information...........................................   B-42
Description of Securities Ratings...........................   B-43
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-24



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.



                                                                   TFIN SAI 1/01

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized into a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 3,      CLASS     PERCENTAGE
                         OF HOLDER                                2001       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Merrill Lynch Pierce Fenner & Smith Inc. ...................     149,845       B            6.00%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FW3
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc. ...................      38,580       C           11.00%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FY1
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................   6,137,507       A           10.00%
 Attn: Mutual Fund Shareholder Accounting                         39,926       C           12.00%
 201 Progress Pkwy
 Maryland Hts, MO 63043-3009
Donaldson Lufkin Jenrette Securities Corp. Inc..............      18,645       C            5.00%
 PO Box 2052
 Jersey City, NJ 07303-2052


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Although the Fund invests substantially all of its assets in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


INSURANCE

     As described in the Prospectus, the Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.
                                       B-6
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     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal

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securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES



The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



COMBINED TRANSACTIONS



     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



SWAPS, CAPS, FLOORS AND COLLARS


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by
                                      B-12
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the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.


     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.


     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.


     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS


RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:


DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY


     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.



     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.



     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.



     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.



     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.



     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.



     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.



     Plus (+) and minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.



     CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.



     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs.

"pi" ratings are not modified with "+" or "-" designations, nor are they subject to potential CreditWatch listings.



DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.



     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.



     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.



     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.



     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.



     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).



     Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.



     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.



     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.



     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.



     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
  1632 Morning Mountain Road                in the Fund Complex. Co-founder, and prior to August
  Raleigh, NC 27614                         1996, Chairman, Chief Executive Officer and President,
  Date of Birth: 07/14/32                   MDT Corporation (now known as Getinge/Castle, Inc., a
  Age: 68                                   subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company, and
  53 Monarch Bay Drive                      Director of Valero Energy Corporation, an independent
  Dana Point, CA 92629                      refining company. Trustee/Director of each of the funds
  Date of Birth: 09/16/38                   in the Fund Complex. Prior to January 1999, Chairman and
  Age: 62                                   Chief Executive Officer of The Allstate Corporation
                                            ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
  Sears Tower                               search firm. Trustee/Director of each of the funds in the
  233 South Wacker Drive                    Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
  Suite 7000                                Inc., an executive recruiting and management consulting
  Chicago, IL 60606                         firm. Formerly, Executive Vice President of ABN AMRO,
  Date of Birth: 06/03/48                   N.A., a Dutch bank holding company. Prior to 1992,
  Age: 52                                   Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and housing
                                            organization for international graduate students.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
  11 DuPont Circle, N.W.                    United States, an independent U.S. foundation created to
  Washington, D.C. 20016                    deepen understanding, promote collaboration and stimulate
  Date of Birth: 02/29/52                   exchanges of practical experience between Americans and
  Age: 48                                   Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
  Two World Trade Center                    of Morgan Stanley Dean Witter since December 1998.
  66th Floor                                President and Director since April 1997 and Chief
  New York, NY 10048                        Executive Officer since June 1998 of Morgan Stanley Dean
  Date of Birth: 08/13/53                   Witter Advisors Inc. and Morgan Stanley Dean Witter
  Age: 47                                   Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds since
                                            May 1999. Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and Executive
                                            Vice President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the Morgan
                                            Stanley Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
  423 Country Club Drive                    Inc., a financial planning company and registered
  Winter Park, FL 32789                     investment adviser in the State of Florida. President and
  Date of Birth: 02/13/36                   owner, Nelson Ivest Brokerage Services Inc., a member of
  Age: 64                                   the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
  1 Parkview Plaza                          Kampen Investments. Chairman, Director and Chief
  P.O. Box 5555                             Executive Officer of the Advisers, the Distributor, Van
  Oakbrook Terrace, IL 60181-5555           Kampen Advisors Inc. and Van Kampen Management Inc.
  Date of Birth: 02/02/46                   Director and officer of certain other subsidiaries of Van
  Age: 54                                   Kampen Investments. Chief Sales and Marketing Officer of
                                            Morgan Stanley Dean Witter Asset Management Inc.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of the
                                            Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of Marketing at
                                            Morgan Stanley Dean Witter and Director of Dean Witter
                                            Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
  One ServiceMaster Way                     1994) of The ServiceMaster Company, a business and
  Downers Grove, IL 60515                   consumer services company. Director of Illinois Tool
  Date of Birth: 07/08/44                   Works, Inc., a manufacturing company and the Urban
  Age: 56                                   Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
  333 West Wacker Drive                     & Flom (Illinois), legal counsel to the funds in the Fund
  Chicago, IL 60606                         Complex and other investment companies advised by the
  Date of Birth: 08/22/39                   Advisers. Trustee/Director of each of the funds in the
  Age: 61                                   Fund Complex, and Trustee/Managing General Partner of
                                            other investment companies advised by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
  2101 Constitution Ave., N.W.              Sciences/National Research Council, an independent,
  Room 206                                  federally chartered policy institution, since 1993.
  Washington, D.C. 20418                    Director of Neurogen Corporation, a pharmaceutical
  Date of Birth: 12/27/41                   company, since January 1998. Director of the German
  Age: 59                                   Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS



     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------

Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and President and Chief Operating
  Age: 60                              Officer of the Advisers. Executive Vice President and Chief
  Executive Vice President and Chief   Investment Officer of each of the funds in the Fund Complex
  Investment Officer                   and certain other investment companies advised by the
                                       Advisers or their affiliates. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American Capital
                                       Management, Inc.

A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Age: 44                              Advisors Inc., Van Kampen Management Inc., the Distributor,
  Vice President and Secretary         American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and Secretary
                                       of each of the funds in the Fund Complex and Vice President and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to January 1999, Vice
                                       President and Associate General Counsel to New York Life
                                       Insurance Company ("New York Life"), and prior to March
                                       1997, Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate, Willkie
                                       Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                       the Securities and Exchange Commission, Division of
                                       Investment Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Age: 45                              Distributor, Van Kampen Advisors Inc., Van Kampen Management
  Vice President                       Inc. and Van Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                       advised by the Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean Witter
                                       and its predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Date of Birth: 06/15/52              Department of the Advisers, Van Kampen Management Inc. and
  Age: 48                              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Vice President                       Co-head of Municipal Investments and Director of Research of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in June
                                       1983, and worked for the Adviser until May 1989, with his
                                       last position being a Vice President. From June 1989 to
                                       April 1996, he worked at EVEREN Securities (formerly known as Kemper Securities), with his last position at EVEREN
                                       being an Executive Vice President. Since April 1996, Mr.
                                       Ciccarone has been a Senior Vice President of the Advisers,
                                       Van Kampen Management Inc. and Van Kampen Advisors Inc.

John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Date of Birth: 05/15/53              Department of the Advisers, Van Kampen Management Inc. and
  Age: 47                              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Vice President                       investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset Management since April 1987, and has
                                       been a Senior Vice President of Asset Management since July
                                       1988. He has been a Senior Vice President of the Adviser and
                                       Van Kampen Management Inc. since June 1995 and Senior Vice
                                       President of Van Kampen Advisors Inc. since June 2000.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Age: 45                              Treasurer of each of the funds in the Fund Complex and
  Vice President, Chief Financial      certain other investment companies advised by the Advisers
  Officer and Treasurer                or their affiliates.

John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the Distributor, and
  Vice President                       President of Van Kampen Insurance Agency of Illinois Inc.
  Age: 43                              Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Mr. Zimmermann was
                                       Senior Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS      ANNUAL BENEFITS FROM       BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF         THE FUND COMPLEX            FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      --------------------       ---------------
J. Miles Branagan                 $11,948                    $48,349                   $60,000                $123,400
Jerry D. Choate                    11,948                     17,925                    60,000                 123,400
Linda Hutton Heagy                 11,948                      5,242                    60,000                 123,400
R. Craig Kennedy                   11,948                      3,556                    60,000                 123,400
Jack E. Nelson                     11,948                     24,881                    60,000                 123,400
Phillip B. Rooney                  11,948                      8,458                    60,000                 123,400
Wayne W. Whalen                    11,948                     17,005                    60,000                 123,400
Suzanne H. Woolsey                 10,548                     11,238                    60,000                 123,400


---------------


(1) Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.




                                                                         TABLE A


           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939   $16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about their trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, the Adviser received approximately $5,894,000, $6,729,700 and $5,135,400, respectively, in advisory fees from the Fund.


                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Advisory Corp. received approximately $71,800, $310,000 and $278,100, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $27,600, $26,600 and $18,400, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years/period are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 2000........................    $485,585        $53,655
Fiscal Year Ended September 30, 1999........................    $876,462        $95,359
Fiscal Period Ended September 30, 1998......................    $836,106        $99,052


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             --------------------------------------------
                                                                                            REALLOWED TO
                                                                               AS % OF       DEALERS AS
                                                                AS % OF       NET AMOUNT       A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED    OFFERING PRICE
                    ------------------                       --------------   ----------   --------------
Less than $100,000.........................................      4.75%          4.99%          4.25%
$100,000 but less than $250,000............................      3.75%          3.90%          3.25%
$250,000 but less than $500,000............................      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%          2.04%          1.75%
$1,000,000 or more.........................................          *              *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The

Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $43,014,842 and $5,405,594 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.92% and 0.08% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,645,578 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $517,944 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $387,518 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $130,476 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $75,365 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $29,048 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $46,317 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the years/ period shown:



                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................  $26,912       --         --
  Fiscal year ended September 30, 1999......................  $93,664       --         --
  Fiscal period ended September 30, 1998....................  $90,152       --         --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --

     During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800)421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION


     A shareholder may elect, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when: (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends) see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.


GENERAL


     The federal, income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based there on are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was 1.10%; (ii) the five-year period ended September 30, 2000 was 3.92% and (iii) the ten-year period ended September 30, 2000 was 6.16%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 4.66%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 4.48%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2000 was 7.00%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 231.54%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 248.01%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was 1.25%; (ii) the five-year period ended September 30, 2000 was 3.88% and (iii) the approximately seven-year, five-month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.74%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 4.11%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 3.96%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2000 was 6.19%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 40.94%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 40.94%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 4.19%; (ii) the five-year period ended September 30, 2000 was 4.12% and (iii) the approximately seven-year, one-month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) to September 30, 2000 was 3.71%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 4.11%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 3.96%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2000 was 6.19%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 29.68%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 29.68%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.

     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).



LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                       DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG-TERM ISSUE CREDIT RATINGS



     Issue credit ratings are based, in varying degrees, on the following considerations:



     1.Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



     2.Nature of and provisions of the obligation:



     3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



SPECULATIVE GRADE



     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



     C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



     D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

2.  MUNICIPAL NOTES



     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and



     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



     Note rating symbols are as follows:



     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     SP-3: Speculative capacity to pay principal and interest.



3. COMMERCIAL PAPER



     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



     D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.

The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



4. TAX-EXEMPT DUAL RATINGS



     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

     Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



     Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



     1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



     2)Notes allowing for negative coupons, or negative principal.



     3)Notes containing any provision which could obligate the investor to make any additional payments.



     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



2. SHORT-TERM EXEMPT NOTES



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficent margins of protection.



3. TAX-EXEMPT COMMERCIAL PAPER



     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



     -- Leading market positions in well established industries.



     -- High rates of return on funds employed.



     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated Not Prime do not fall within any of the prime rating categories.



     If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Insured Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          MUNICIPAL BONDS  93.8%
          ALABAMA  4.0%
$2,250    Alabama St Brd Edl Rev Shelton St Cmnty
          College (MBIA Insd)....................... 6.000%   10/01/14   $    2,373,143
 4,000    Alabama St Pub Sch & College Auth Cap Impt
          (MBIA Insd)............................... 5.250    11/01/05        4,113,880
 1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)..................... 6.750    08/15/17        2,097,402
 1,000    East Central, AL Indl Dev Auth Rev (AMBAC
          Insd)..................................... 5.400    09/01/15          996,610
27,000    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
          (FGIC Insd)............................... 5.375    02/01/36       25,231,770
 5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp
          Rev Decatur Genl Hosp Rfdg (Connie Lee
          Insd)..................................... 6.250    03/01/13        5,800,190
 2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
          (FSA Insd)................................ 6.500    04/01/16        2,568,840
 3,000    Orange Beach, AL Wtr Swr & Fire Protection
          Auth Rev (FSA Insd)....................... 5.000    05/15/23        2,715,240
                                                                         --------------
                                                                             45,897,075
                                                                         --------------
          ALASKA  1.0%
 5,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
          (MBIA Insd)............................... 6.000    06/01/49        5,009,300
 1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)... 6.000    09/01/19        1,479,407
 8,000    North Slope Boro, AK Cap Apprec Ser A
          (MBIA Insd)...............................   *      06/30/10        4,844,400
                                                                         --------------
                                                                             11,333,107
                                                                         --------------
          ARIZONA  1.5%
11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
          Insd)..................................... 6.250    09/01/10       11,483,670
 1,800    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg
          (FSA Insd)................................ 7.250    07/15/10        1,896,066

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ARIZONA (CONTINUED)
$1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.000%   09/01/12   $    2,000,906
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.125    09/01/17        1,838,183
                                                                         --------------
                                                                             17,218,825
                                                                         --------------
          CALIFORNIA  5.5%
 2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
          Redev Agy Pool Rev Ser A (FSA Insd)....... 6.000    12/15/14        3,049,496
 5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
          Ser A (MBIA Insd)......................... 5.650    06/01/15        5,075,300
 3,265    California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)............. 8.100    03/01/18        3,307,314
 3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)..................................... 6.200    09/01/18        3,148,470
   220    Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI Insd)...... 8.000    07/01/18          221,962
   805    Corona Norco, CA Uni Sch Dist Lease Rev
          Partn Insd Land Acquis Ser A (FSA Insd)... 6.000    04/15/19          851,714
 1,250    Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac
          Refin (FGIC Insd)......................... 6.300    09/01/12        1,296,488
   425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
          Insd)..................................... 6.700    08/01/21          488,155
   265    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.750    08/01/19          280,545
   320    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.800    08/01/22          336,570
   345    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.800    08/01/23          362,354
 6,500    Grossmont, CA Union High Sch Dist Ctfs
          Partn (MBIA Insd).........................   *      11/15/21        1,593,670
 3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
          Leasehold Rev Rfdg (AMBAC Insd)........... 6.000    12/01/16        3,652,005
 5,420    Manteca, CA Redev Agy Tax Alloc Redev Proj
          No 1 Ser A Rfdg (MBIA Insd)............... 6.700    10/01/21        5,734,631
13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
          Proj Area No 1 Rfdg (MBIA Insd)........... 6.250    03/01/19       14,191,827
13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)............... 6.450    07/01/16       13,863,756

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CALIFORNIA (CONTINUED)
$2,460    Torrance, CA Hosp Rev Torrance Mem Hosp
          Rfdg (MBIA Insd).......................... 6.750%   01/01/12   $    2,481,156
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)............. 6.500    09/01/14        2,205,500
                                                                         --------------
                                                                             62,140,913
                                                                         --------------
          COLORADO  2.3%
12,100    Denver, CO City & Cnty Arpt Rev Ser A
          (MBIA Insd)............................... 5.700    11/15/25       12,065,394
 9,205    Denver, CO City & Cnty Ctfs Partn Ser B
          (AMBAC Insd).............................. 5.200    12/01/14        9,096,197
    10    Jefferson Cnty, CO Single Family Mtg Rev
          Ser A Rfdg (MBIA Insd).................... 8.875    10/01/13           10,350
 1,000    Metropolitan Football Stadium Dist CO
          Sales Tax Rev Ser B (MBIA Insd)...........   *      01/01/06          773,780
 2,050    Thornton, CO Rfdg (FGIC Insd).............   *      12/01/11        1,152,735
 1,100    Thornton, CO Rfdg (FGIC Insd).............   *      12/01/15          476,553
 2,000    Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd)............... 6.250    12/01/14        2,110,240
                                                                         --------------
                                                                             25,685,249
                                                                         --------------
          DISTRICT OF COLUMBIA  0.1%
 1,315    District of Columbia Rev Gonzaga College
          High Sch (FSA Insd)....................... 5.375    07/01/19        1,263,833
                                                                         --------------

          FLORIDA  6.1%
 1,010    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..................................... 8.000    10/01/03        1,107,303
 1,180    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..................................... 8.000    10/01/05        1,355,572
 1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..................................... 8.000    10/01/06        1,493,305
 1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..................................... 8.000    10/01/07        1,639,110
 2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
          Insd)..................................... 12.000   10/01/04        2,650,552
 5,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare Fac Ln VHA Pgm (AMBAC
          Insd)..................................... 5.950    07/01/20        5,148,350
 7,865    Florida St Brd of Edl Cap Outlay Pub Edl
          Ser B Rfdg (MBIA Insd).................... 4.500    06/01/24        6,508,602
 1,410    Florida St Dept Corrections Ctfs Partn
          Okeechobee Correctional (AMBAC Insd)...... 6.250    03/01/15        1,501,467

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          FLORIDA (CONTINUED)
$5,000    Florida St Div Brd Fin Dept Envirnmtl
          Presrvtn 2000 A (AMBAC Insd).............. 5.750%   07/01/13   $    5,153,600
 1,000    Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd)..............................   *      10/01/13          504,210
 4,000    Lee Cnty, FL Hosp Brd Dir Hosp Rev
          (Inverse Fltg) (MBIA Insd)................ 8.556    04/01/20        4,230,000
11,575    Miami Dade Cnty, FL Solid Waste Sys Rev
          (AMBAC Insd).............................. 4.750    10/01/18       10,305,222
 5,615    Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)..................................... 5.000    10/01/37        4,999,821
 6,000    Orange Cnty, FL Hlth Fac Auth Rev (Inverse
          Fltg) (MBIA Insd)......................... 8.340    10/29/21        6,450,000
 3,725    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
          (MBIA Insd)...............................   *      07/01/18        1,314,106
10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
          Mem Regl Med Ser A Rfdg (MBIA Insd)....... 6.625    12/01/13       10,792,600
 3,735    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)...... 5.250    10/15/19        3,606,292
                                                                         --------------
                                                                             68,760,112
                                                                         --------------
          GEORGIA  3.7%
 1,750    Atlanta, GA Ctfs Partn Atlanta Pretrial
          Detention Cent (MBIA Insd)................ 6.250    12/01/17        1,846,022
 3,000    Fulton Cnty, GA Facs Corp Ctfs Partn
          Fulton Cnty, GA Pub Purp Proj (AMBAC
          Insd)..................................... 5.000    11/01/08        3,036,690
 6,500    Georgia Muni Elec Auth Pwr Rev Genl Ser B
          (BIGI Insd)...............................   *      01/01/07        4,784,195
 4,750    Georgia Muni Elec Auth Pwr Rev Genl Ser B
          (BIGI Insd)...............................   *      01/01/08        3,317,210
15,550    Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd).............................. 6.400    01/01/13       17,306,217
10,000    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd)..................................... 6.500    01/01/17       11,219,800
                                                                         --------------
                                                                             41,510,134
                                                                         --------------
          HAWAII  2.8%
10,000    Hawaii St Ser CS Rfdg (MBIA Insd)......... 5.000    04/01/08       10,121,600
12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)... 6.400    07/01/08       13,526,914
10,250    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)............................... 4.500    07/01/28        8,247,867
                                                                         --------------
                                                                             31,896,381
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS  21.1%
$1,000    Berwyn, IL (MBIA Insd).................... 7.000%   11/15/10   $    1,022,770
 2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)...............................   *      01/01/19          771,706
 2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)...............................   *      01/01/20          845,425
 1,695    Champaign Cnty, IL Cmnty Unit Ser C (FGIC
          Insd).....................................   *      01/01/15          755,699
 1,500    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/19          492,885
 8,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/29        1,409,920
 3,250    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/30          538,103
 2,845    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)....................   *      12/01/19          934,839
10,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)....................   *      12/01/27        1,985,100
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................   *      01/01/27        1,064,350
 5,470    Chicago, IL Emergency Telephone Sys (FGIC
          Insd)..................................... 5.550    01/01/08        5,737,209
15,600    Chicago, IL Brd of Edl Chicago Sch Reform
          (AMBAC Insd).............................. 5.750    12/01/27       15,513,576
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd)...............................   *      01/01/25        1,415,800
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd)...............................   *      01/01/29        1,409,680
11,475    Chicago, IL Park Dist Ser B (FGIC Insd)... 4.750    01/01/26        9,705,899
25,050    Chicago, IL Proj Rfdg (FGIC Insd)......... 5.250    01/01/28       23,236,630
11,750    Chicago, IL Proj Ser A Rfdg (FGIC Insd)... 5.375    01/01/34       11,041,122
 2,720    Chicago, IL Pub Bldg Comm Bldg Rev Chicago
          Transit Auth (AMBAC Insd)................. 6.600    01/01/15        2,899,166
 9,000    Chicago, IL Pub Bldg Comm Rev Rfdg Chicago
          Sch Reform Ser B (FGIC Insd).............. 5.250    12/01/16        8,812,170
 5,000    Chicago, IL Sales Tax Rev (FGIC Insd)..... 5.375    01/01/30        4,718,700
 3,150    Chicago, IL Skyway Toll Brdg Rev (MBIA
          Insd)..................................... 5.500    01/01/23        3,061,138
 4,000    Chicago, IL Skyway Toll Brdg Rev (AMBAC
          Insd)..................................... 5.500    01/01/31        3,837,640
 3,500    Chicago, IL Wastewtr Transmission Rev
          (FGIC Insd)............................... 5.125    01/01/25        3,188,640
 4,500    Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)..................................... 5.250    11/15/15        4,423,680

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.400%   01/01/01   $    1,009,780
 5,550    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/03        6,033,516
 8,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/04        9,487,044
 2,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/05        2,836,651
 3,500    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/07        4,230,205
 4,230    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *      12/01/09        2,667,607
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *      12/01/10        1,225,109
 1,280    Cook Cnty, IL Cmnty High Sch Dist No 233
          Homewood & Flossmor (AMBAC Insd)..........   *      12/01/05          993,715
 8,280    Cook Cnty, IL Cnty Juvenile Detention Ser
          A (AMBAC Insd)............................   *      11/01/08        5,557,536
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................ 8.200    12/01/14        1,939,990
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................ 8.100    12/01/16        2,283,538
 1,000    Cook Cnty, IL Sch Dist No 135 Cap Apprec
          (FGIC Insd)...............................   *      12/01/06          737,480
 1,380    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.500    12/01/09        1,439,961
 1,105    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.500    12/01/10        1,151,686
 1,800    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.350    12/01/14        1,795,086
 1,900    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.400    12/01/15        1,895,364
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd)..................................... 6.750    03/01/15       10,824,100
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd) (b)................................. 7.400    12/01/24       38,547,950
 2,705    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (AMBAC Insd)........................ 5.500    11/15/15        2,695,181
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)............... 6.650    02/01/11        2,245,680

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd).......... 6.650%   02/01/12   $    5,477,401
   872    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd).............. 7.900    08/15/03          874,320
 5,000    Illinois Hlth Fac Auth Rev Methodist Hlth
          Proj (Inverse Fltg) (Prerefunded @
          05/08/01) (AMBAC Insd).................... 9.142    05/18/21        5,325,000
 3,400    Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp (Inverse
          Fltg) (Prerefunded @ 11/01/01) (MBIA
          Insd)..................................... 9.007    10/01/24        3,672,000
 4,455    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)........................... 5.000    02/01/21        4,034,715
 2,830    Illinois St (MBIA Insd)................... 5.000    06/01/17        2,654,597
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)......   *      12/01/17        2,539,460
 3,000    Rosemont, IL Tax Increment 3 (FGIC
          Insd).....................................   *      12/01/07        2,106,660
 1,185    Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)..................................... 8.000    12/01/04        1,333,149
 1,285    Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)..................................... 8.000    12/01/05        1,476,619
 2,000    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/20          645,820
 2,500    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/23          666,675
 2,000    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/26          444,980
                                                                         --------------
                                                                            239,670,422
                                                                         --------------
          INDIANA  1.5%
   175    Indiana Bond Bank Spl Pgm Ser A (AMBAC
          Insd)..................................... 6.125    02/01/25          180,616
 2,000    Indiana Bond Bank Spl Pgm Ser A (AMBAC
          Insd)..................................... 9.750    08/01/09        2,455,340
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosps Proj Rfdg & Impt (MBIA Insd)........ 6.400    05/01/12        5,194,300
 7,535    Indiana Trans Fin Auth Arpt Facs Lease Rev
          Ser A Rfdg (AMBAC Insd)................... 6.000    11/01/11        8,173,440
 1,000    Marion Cnty, IN Convention & Rectl Fac
          Auth Excise Tax Rev Lease Rental Ser A
          (AMBAC Insd).............................. 7.000    06/01/21        1,033,890
                                                                         --------------
                                                                             17,037,586
                                                                         --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)...................... 5.750    07/01/17        2,395,069
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          KANSAS  1.7%
$18,750   Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd)............. 7.000%   06/01/31   $   19,381,687
                                                                         --------------

          KENTUCKY  0.0%
     5    Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)..................................... 8.625    09/01/15            5,010
                                                                         --------------

          LOUISIANA  1.1%
 4,065    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)......................... 6.375    12/01/12        4,483,695
 5,530    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)......................... 6.500    12/01/18        6,136,088
 7,520    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd).....   *      09/15/16        1,390,674
                                                                         --------------
                                                                             12,010,457
                                                                         --------------
          MAINE  0.0%
    35    Maine Hlth & Higher Edl Fac Auth Rev Ser B
          (FSA Insd)................................ 7.100    07/01/14           38,605
                                                                         --------------

          MASSACHUSETTS  0.2%
 1,700    Massachusetts St Hlth & Edl Fac Auth Rev
          Mt Auburn Hosp Ser B1 (MBIA Insd)......... 6.250    08/15/14        1,806,046
                                                                         --------------

          MICHIGAN  2.5%
 3,700    Big Rapids, MI Pub Schs Dist Rfdg (FSA
          Insd)..................................... 4.750    05/01/25        3,180,372
12,270    Detroit, MI City Sch Dist Ser B (FGIC
          Insd)..................................... 5.000    05/01/21       11,187,786
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd)..................................... 4.700    04/01/24        2,561,970
21,000    Livonia, MI Pub Sch Dist Ser II (FGIC
          Insd).....................................   *      05/01/21        5,853,960
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd)........................ 4.850    04/01/04        1,989,820
 5,000    Mount Clemens, MI Cmnty Sch Dist Cap
          Apprec (Prerefunded @ 05/01/07) (MBIA
          Insd).....................................   *      05/01/17        1,832,950
 2,500    Plymouth Canton, MI Cmnty Sch Dist (FSA
          Insd)..................................... 4.750    05/01/23        2,161,800
                                                                         --------------
                                                                             28,768,658
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          MINNESOTA  0.1%
$1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd)......................... 6.650%   03/01/17   $    1,043,150
                                                                         --------------

          MISSISSIPPI  0.1%
 1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)..................................... 8.500    02/01/13        1,294,460
                                                                         --------------

          MISSOURI  0.4%
 4,585    Missouri St Hlth & Edl Fac Auth (MBIA
          Insd)..................................... 6.250    06/01/16        4,705,906
                                                                         --------------

          NEBRASKA  0.2%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)....... 4.375    06/01/10        1,946,295
                                                                         --------------

          NEVADA  1.8%
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)................... 7.200    10/01/22        2,125,320
 1,675    Clark Cnty, NV Pub Fac Ser C (FGIC
          Insd)..................................... 5.000    06/01/24        1,510,481
 5,000    Director St, NV Dept Business & Industl
          Las Vegas Monorail Proj First Tier (AMBAC
          Insd)..................................... 5.375    01/01/40        4,646,550
 1,295    Las Vegas, NV Loc Impt Spl Impt Dist No
          404 Rfdg (FSA Insd)....................... 4.400    11/01/08        1,234,731
 1,095    Las Vegas, NV Loc Impt Spl Impt Dist No
          404 Rfdg (FSA Insd)....................... 4.500    11/01/09        1,041,903
 1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.700    09/01/07        1,025,509
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.750    09/01/08          989,240
 2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.800    09/01/09        1,973,540
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.875    09/01/10        1,508,657
 4,705    Washoe Cnty, NV Sch Dist (AMBAC Insd)..... 4.750    06/01/17        4,192,767
                                                                         --------------
                                                                             20,248,698
                                                                         --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Rfdg (Inverse
          Fltg) (FGIC Insd)......................... 8.968    11/01/17        3,018,750
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          NEW JERSEY  2.5%
$5,500    Howell Twp, NJ Rfdg (FGIC Insd)........... 6.800%   01/01/14   $    5,739,360
 3,625    Morristown, NJ Rfdg (FSA Insd)............ 6.400    08/01/14        3,921,126
12,400    New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)........... 5.875    09/15/12       13,217,160
 4,800    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd) (a)................................. 5.750    01/01/10        5,135,328
                                                                         --------------
                                                                             28,012,974
                                                                         --------------
          NEW MEXICO  0.7%
 8,000    Farmington, NM Pollutn Ctl Rev Southern CA
          Edison Co Ser A Rfdg (MBIA Insd).......... 5.875    06/01/23        8,067,360
                                                                         --------------

          NEW YORK  7.3%
11,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd).......................... 5.125    12/01/16       10,715,551
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)..... 6.375    11/15/14        4,660,634
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (AMBAC Insd)................ 5.125    06/15/22        4,623,550
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev (FSA Insd)........................   *      06/15/14        2,358,850
 9,845    New York City Ser I (MBIA Insd)........... 4.750    04/15/17        8,885,605
11,220    New York City Transitional Fin Auth Rev
          (FGIC Insd)............................... 4.750    11/01/17       10,104,844
 2,750    New York City Transitional Fin Auth Rev
          Ser B (FGIC Insd)......................... 4.750    11/15/18        2,455,530
 7,425    New York St Dorm Auth Lease Rev Office Fac
          & Audit Ctl (MBIA Insd)................... 5.000    04/01/29        6,606,245
 5,500    New York St Dorm Auth Rev City Univ Sys
          Cons Third Genl 1 (FGIC Insd)............. 5.250    07/01/25        5,162,905
 6,000    New York St Loc Govt Assist Ser A Rfdg
          (AMBAC Insd).............................. 5.250    04/01/15        5,937,000
    15    New York St Med Care Fac Fin Agy Rev (FSA
          Insd)..................................... 6.500    08/15/15           16,100
 8,865    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)............................ 5.250    04/01/13        8,910,211

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          NEW YORK (CONTINUED)
$8,105    New York St Urban Dev Corp Correctional
          Facs Svs Contract Ser B (AMBAC Insd)...... 5.250%   01/01/14   $    8,092,842
 4,890    Suffolk Cnty, NY Judicial Facs Agy Svc
          Agreement Rev John P Cohalan Complex
          (AMBAC Insd).............................. 5.250    10/15/14        4,877,824
                                                                         --------------
                                                                             83,407,691
                                                                         --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Projs (FGIC Insd)......................... 6.625    06/01/14        1,358,125
                                                                         --------------

          NORTH DAKOTA  1.3%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd)............. 7.200    06/30/13        5,869,450
10,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd)..................................... 5.300    01/01/27        9,332,900
                                                                         --------------
                                                                             15,202,350
                                                                         --------------
          OHIO  0.5%
 5,000    Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @ 09/25/01)
          (AMBAC Insd).............................. 8.921    10/05/21        5,387,500
                                                                         --------------

          OKLAHOMA  1.8%
 1,355    Jenks, OK Aquarium Auth Rev First Mort
          (AMBAC Insd).............................. 6.000    07/01/20        1,411,165
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)................................   *      02/01/30        1,828,860
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd)..................................... 5.800    10/01/30        5,715,468
 4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)................................ 5.750    07/01/30        4,008,080
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)................... 5.375    10/01/31        7,838,162
                                                                         --------------
                                                                             20,801,735
                                                                         --------------
          OREGON  1.6%
 6,245    Oregon St Dept Admin Svcs Lottery Rev Ed
          Projs Ser A (FSA Insd).................... 5.000    04/01/08        6,336,677
 5,460    Oregon St Dept Admin Svcs Lottery Rev Ed
          Projs Ser A (FSA Insd).................... 5.250    04/01/09        5,620,306
 6,240    Portland, OR Swr Sys Rev Ser A (MBIA
          Insd)..................................... 5.125    06/01/10        6,354,441
                                                                         --------------
                                                                             18,311,424
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          PENNSYLVANIA  2.0%
$5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)................ 6.500%   11/15/30   $    5,276,800
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)..................................... 5.625    08/15/26        4,868,029
 2,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Phoenixville Hosp Proj Ser B (FGIC
          Insd)..................................... 6.125    07/01/10        2,129,800
 4,325    Delaware River Port Auth PA & NJ Rev (FSA
          Insd)..................................... 5.500    01/01/11        4,514,262
 1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
          Insd)..................................... 6.400    11/01/21        1,044,010
 2,650    Pennsylvania St Third Ser (FGIC Insd)..... 5.000    12/01/15        2,534,354
 2,250    Philadelphia, PA Gas Wks Rev 14th Ser A
          Rfdg (FSA Insd)........................... 6.375    07/01/14        2,377,035
                                                                         --------------
                                                                             22,744,290
                                                                         --------------
          SOUTH CAROLINA  0.2%
    70    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)..................................... 6.875    06/01/14           75,552
 2,600    Lancaster Cnty, SC Sch Dist (FSA Insd).... 4.750    03/01/17        2,371,096
                                                                         --------------
                                                                              2,446,648
                                                                         --------------
          SOUTH DAKOTA  2.1%
13,860    Sioux Falls, SD Sales Tax Rev (AMBAC
          Insd)..................................... 5.450    11/15/14       13,908,787
 5,205    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................ 6.625    09/01/12        5,914,806
 4,000    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................ 6.700    09/01/17        4,580,080
                                                                         --------------
                                                                             24,403,673
                                                                         --------------
          TENNESSEE  0.6%
 2,000    Chattanooga-Hamilton Cnty, TN Hosp Auth
          Hosp Rev Erlanger Med Cent Ser B (Inverse
          Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd)..................................... 9.165    05/25/21        2,127,500
 6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)..... 4.125    06/01/09        5,125,140
                                                                         --------------
                                                                              7,252,640
                                                                         --------------
          TEXAS  8.5%
 3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd)..................................... 8.277    01/01/22        3,243,750
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd).....................................   *      11/15/10        7,461,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          TEXAS (CONTINUED)
$5,000    Brazos River Auth, TX Rev Houston Inds Inc
          Proj Ser C (AMBAC Insd)................... 5.125%   05/01/19   $    4,628,000
16,900    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)................... 5.875    02/15/29       16,989,232
 5,500    El Paso, TX Ctfs Oblig (FSA Insd)......... 5.750    08/15/25        5,501,155
17,635    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Ser A (MBIA Insd)..................... 5.000    11/15/28       15,701,851
12,500    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *      12/01/19        4,122,750
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *      12/01/20        3,822,176
 2,505    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/15        1,090,552
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/16          406,070
 1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/17          495,861
   600    North Cent, TX Hlth Fac Dev TX Hlth Res
          Sys Ser B ( MBIA Insd).................... 5.375    02/15/26          555,438
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)............... 5.850    10/15/10        1,056,310
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (FGIC Insd)................. 5.000    09/01/15        1,683,167
31,330    Texas St Tpk Auth Dallas Northtwy George
          Bush Tpk (FGIC Insd)...................... 5.250    01/01/23       29,542,937
                                                                         --------------
                                                                             96,300,749
                                                                         --------------
          UTAH  0.9%
   730    Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
          Insd)..................................... 10.375   09/15/15        1,009,626
 7,385    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd)..................   *      03/01/09        4,836,141
 4,540    West Valley City, UT Muni Bldg Lease Ser A
          Rfdg (AMBAC Insd)......................... 4.750    04/15/19        4,000,285
                                                                         --------------
                                                                              9,846,052
                                                                         --------------
          VIRGINIA  1.3%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).... 6.800    03/01/14        4,293,200
 5,000    Richmond, VA (FSA Insd) (a)............... 5.500    01/15/17        5,022,550
 5,000    Richmond, VA (FSA Insd) (a)............... 5.500    01/15/18        5,005,800
                                                                         --------------
                                                                             14,321,550
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          WASHINGTON  1.9%
$2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd).............................. 6.000%   01/01/17   $    2,419,387
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)..................................... 6.000    01/01/17        1,062,043
   350    Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)..................................... 9.000    02/01/05          409,840
 5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
          (AMBAC Insd).............................. 6.250    12/01/11        5,232,400
10,000    Washington St Ser R 99A Rfdg (FGIC
          Insd)..................................... 5.000    01/01/17        9,359,200
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Proj No 1 Rev Ser A Rfdg
          (AMBAC Insd).............................. 5.700    07/01/09        3,232,418
                                                                         --------------
                                                                             21,715,288
                                                                         --------------
          WISCONSIN  1.8%
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)....... 5.400    12/01/16        1,341,981
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)....... 5.500    12/01/18        1,490,505
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd)..................................... 6.000    03/01/18        4,109,699
 3,920    University of Wisconsin Hosps & Clinics
          Auth Rev (FSA Insd)....................... 6.200    04/01/29        4,103,299
10,000    Wisconsin St Hlth & Edl Fac Auth Rev
          Aurora Med Group Inc Proj (FSA Insd)...... 5.750    11/15/25        9,900,900
                                                                         --------------
                                                                             20,946,384
                                                                         --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd).............................. 6.700    05/01/12        2,103,140
                                                                         --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)..................................... 6.250    07/01/16        3,148,950
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  93.8%
  (Cost $1,024,544,379)...............................................    1,064,854,951
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          SHORT-TERM INVESTMENTS  5.2%
$3,800    California Statewide Cmntys Dev Auth
          Rev.......................................  4.85%   08/15/27   $    3,800,000
 2,700    Orange County, FL Sch Brd Ctfs Partn Ser
          B.........................................  3.00    08/01/25        2,700,000
   900    Pinellas Cnty, FL Hlth Fec Dates Pooled
          Hosp Ln Pgm Rfdg..........................  5.45    12/01/15          900,000
   700    Indiana Hosp Equip Fing Auth Rev Variable
          Rate Insd Ser A...........................  4.85    12/01/15          700,000
 2,250    Indiana Hosp Equip Fing Auth Rev Variable
          Rate Insd Ser A...........................  3.85    12/01/15        2,250,000
 1,590    Iowa Fin Auth Rev Burlington Med Cent.....  3.40    06/01/27        1,590,000
 1,200    Iowa Fin Auth Rev Burlington Med Cent.....  5.05    06/01/27        1,200,000
 5,055    Iowa Fin Auth Rev Burlington Med Cent.....  5.80    08/01/27        5,055,000
 1,300    Iowa Fin Auth Rev Burlington Med Cent.....  5.85    06/01/27        1,300,000
   400    Iowa Fin Auth Rev Burlington Med Cent.....  6.10    06/01/27          400,000
 1,400    Michigan St Strategic Fund Pollution
          Control Rev...............................  4.45    04/15/18        1,400,000
 2,100    Kansas City, MO Indl Dev Auth Hosp Rev
          Resh Hlth Svcs Sys........................  4.25    04/15/15        2,100,000
 2,400    Kansas City, MO Indl Dev Auth Hosp Rev....  4.25    10/15/15        2,400,000
 8,300    Reno Nv Hosp Rev Variable Insd St Marys
          Regl Med B................................  5.10    05/15/23        8,300,000
 4,800    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Swr Sys Rev.......................  5.75    06/15/22        4,800,000
   200    New York City Muni Wtr Fin Auth Rev.......  3.75    06/15/24          200,000
 2,400    New York City Muni Wtr Fin Auth Ser A.....  4.00    06/15/25        2,400,000
 2,900    New York City Muni Wtr Fin Auth Ser A.....  5.00    06/15/25        2,900,000
 2,000    New York City Ser B.......................  4.05    10/01/21        2,000,000
 1,300    New York City Ser B.......................  4.65    10/01/22        1,300,000
 4,400    New York City Ser B.......................  5.00    10/01/22        4,400,000
 3,700    New York City Ser B.......................  4.50    08/15/18        3,700,000
 2,700    Lehigh Cnty, PA Genl Purp Auth Rev Adj Adj
          Hosp Lehigh Vly Hosp Ser A................  5.75    07/01/28        2,700,000
                                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $58,495,000)..................................................       58,495,000
                                                                         --------------
TOTAL INVESTMENTS  99.0%
  (Cost $1,083,039,379)...............................................    1,123,349,951
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...........................       11,628,719
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,134,978,670
                                                                         ==============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $1,083,039,379).....................  $1,123,349,951
Cash........................................................          22,383
Receivables:
  Interest..................................................      16,373,694
  Investments Sold..........................................      14,971,177
  Fund Shares Sold..........................................         297,570
Other.......................................................          44,602
                                                              --------------
    Total Assets............................................   1,155,059,377
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      14,912,700
  Fund Shares Repurchased...................................       2,503,667
  Income Distributions......................................       1,249,495
  Investment Advisory Fee...................................         477,089
  Distributor and Affiliates................................         455,327
Trustees' Deferred Compensation and Retirement Plans........         262,189
Accrued Expenses............................................         220,240
                                                              --------------
    Total Liabilities.......................................      20,080,707
                                                              --------------
NET ASSETS..................................................  $1,134,978,670
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,095,054,403
Net Unrealized Appreciation.................................      40,310,572
Accumulated Undistributed Net Investment Income.............       1,659,961
Accumulated Net Realized Loss...............................      (2,046,266)
                                                              --------------
NET ASSETS..................................................  $1,134,978,670
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,086,558,234 and 59,468,503 shares of
    beneficial interest issued and outstanding).............  $        18.27
    Maximum sales charge (4.75%* of offering price).........             .91
                                                              --------------
    Maximum offering price to public........................  $        19.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,014,842 and 2,355,341 shares of
    beneficial interest issued and outstanding).............  $        18.26
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,405,594 and 296,168 shares of
    beneficial interest issued and outstanding).............  $        18.25
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $69,088,270
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    5,894,012
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,557,222, $501,554 and $73,007,
  respectively).............................................    3,131,783
Shareholder Services........................................      961,032
Custody.....................................................      140,234
Trustees' Fees and Related Expenses.........................       87,763
Legal.......................................................       66,307
Other.......................................................      537,504
                                                              -----------
    Total Operating Expenses................................   10,818,635
    Less Credits Earned on Cash Balances....................      103,699
                                                              -----------
    Net Operating Expenses..................................   10,714,936
    Interest Expense........................................        7,666
                                                              -----------
NET INVESTMENT INCOME.......................................  $58,365,668
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,571,039
  Futures...................................................   (1,923,459)
                                                              -----------
Net Realized Gain...........................................    2,647,580
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   33,264,766
  End of the Period:
    Investments.............................................   40,310,572
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,045,806
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,693,386
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $68,059,054
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $   58,365,668        $   63,141,708
Net Realized Gain/Loss........................         2,647,580            (2,623,262)
Net Unrealized Appreciation/Depreciation
  During the Period...........................         7,045,806          (109,883,410)
                                                  --------------        --------------
Change in Net Assets from Operations..........        68,059,054           (49,364,964)
                                                  --------------        --------------

Distributions from Net Investment Income:
  Class A Shares..............................       (54,044,808)          (60,158,791)
  Class B Shares..............................        (2,065,598)           (2,628,280)
  Class C Shares..............................          (300,106)             (320,563)
                                                  --------------        --------------
                                                     (56,410,512)          (63,107,634)
                                                  --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares..............................          (238,550)          (15,893,768)
  Class B Shares..............................           (40,306)             (826,371)
  Class C Shares..............................           (21,035)              (90,442)
                                                  --------------        --------------
                                                        (299,891)          (16,810,581)
                                                  --------------        --------------
Total Distributions...........................       (56,710,403)          (79,918,215)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................        11,348,651          (129,283,179)
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................       130,042,291           692,548,007
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................        40,567,000            57,008,999
Cost of Shares Repurchased....................      (290,402,820)         (809,433,864)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS........................      (119,793,529)          (59,876,858)
                                                  --------------        --------------
TOTAL DECREASE IN NET ASSETS..................      (108,444,878)         (189,160,037)
NET ASSETS:
Beginning of the Period.......................     1,243,423,548         1,432,583,585
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,659,961 and $(487,916), respectively)....    $1,134,978,670        $1,243,423,548
                                                  ==============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                YEAR        YEAR       MONTHS
                                ENDED       ENDED       ENDED        YEAR ENDED DECEMBER 31,
       CLASS A SHARES         SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------------
                                2000        1999        1998        1997       1996       1995
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $  18.08    $  19.96    $  19.63    $  19.24   $  19.55   $  17.57
                              --------    --------    --------    --------   --------   --------
  Net Investment Income.....       .91         .91         .71         .97        .98       1.02
  Net Realized and
    Unrealized Gain/Loss....       .17       (1.64)        .37         .55       (.30)      1.98
                              --------    --------    --------    --------   --------   --------
Total from Investment
  Operations................      1.08        (.73)       1.08        1.52        .68       3.00
                              --------    --------    --------    --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .88         .92         .72         .97        .99       1.02
  Distributions from Net
    Realized Gain...........       .01         .23         .03         .16        -0-        -0-
                              --------    --------    --------    --------   --------   --------
Total Distributions.........       .89        1.15         .75        1.13        .99       1.02
                              --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  18.27    $  18.08    $  19.96    $  19.63   $  19.24   $  19.55
                              ========    ========    ========    ========   ========   ========

Total Return (a)............     6.13%      (3.80%)      5.61%*      8.19%      3.65%     17.49%
Net Assets at End of the
  Period (In millions)......  $1,086.6    $1,178.3    $1,353.9    $1,283.5   $1,283.7   $1,365.4
Ratio of Expenses to Average
  Net Assets (b)............      .90%        .92%        .90%        .92%       .95%       .88%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     5.10%       4.77%       4.85%       5.07%      5.11%      5.44%
Portfolio Turnover..........       69%         92%         62%*        82%        92%        70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                     YEAR        YEAR       MONTHS
                                     ENDED       ENDED       ENDED     YEAR ENDED DECEMBER 31,
         CLASS B SHARES            SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                     2000        1999        1998       1997     1996     1995
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $18.08      $19.96      $19.63     $19.24   $19.55   $17.56
                                    ------      ------      ------     ------   ------   ------
  Net Investment Income..........      .78         .76         .60        .82      .83      .89
  Net Realized and Unrealized
    Gain/Loss....................      .15       (1.64)        .37        .55     (.30)    1.98
                                    ------      ------      ------     ------   ------   ------
Total from Investment
  Operations.....................      .93        (.88)        .97       1.37      .53     2.87
                                    ------      ------      ------     ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .74         .77         .61        .82      .84      .88
  Distributions from Net Realized
    Gain.........................      .01         .23         .03        .16      -0-      -0-
                                    ------      ------      ------     ------   ------   ------
Total Distributions..............      .75        1.00         .64        .98      .84      .88
                                    ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.26      $18.08      $19.96     $19.63   $19.24   $19.55
                                    ======      ======      ======     ======   ======   ======

Total Return (a).................    5.25%      (4.60%)      5.07%*     7.36%    2.83%   16.67%
Net Assets at End of the Period
  (In millions)..................   $ 43.0      $ 56.8      $ 71.9     $ 70.1   $ 71.6   $ 75.3
Ratio of Expenses to Average Net
  Assets (b).....................    1.68%       1.68%       1.66%      1.69%    1.74%    1.67%
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.34%       3.99%       4.08%      4.29%    4.38%    4.69%
Portfolio Turnover...............      69%         92%         62%*       82%      92%      70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                     YEAR        YEAR       MONTHS
                                     ENDED       ENDED       ENDED     YEAR ENDED DECEMBER 31,
         CLASS C SHARES            SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                     2000        1999        1998       1997     1996     1995
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $18.08      $19.95      $19.63     $19.24   $19.55   $17.57
                                    ------      ------      ------     ------   ------   ------
  Net Investment Income..........      .79         .76         .60        .82      .83      .88
  Net Realized and Unrealized
    Gain/Loss....................      .13       (1.63)        .37        .55     (.30)    1.98
                                    ------      ------      ------     ------   ------   ------
Total from Investment
  Operations.....................      .92        (.87)        .97       1.37      .53     2.86
                                    ------      ------      ------     ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .74         .77         .61        .82      .84      .88
  Distributions from Net Realized
    Gain.........................      .01         .23         .04        .16      -0-      -0-
                                    ------      ------      ------     ------   ------   ------
Total Distributions..............      .75        1.00         .65        .98      .84      .88
                                    ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.25      $18.08      $19.95     $19.63   $19.24   $19.55
                                    ======      ======      ======     ======   ======   ======

Total Return (a).................    5.19%      (4.55%)      5.02%*     7.36%    2.83%   16.60%
Net Assets at End of the Period
  (In millions)..................   $  5.4      $  8.3      $  6.8     $  5.6   $  4.9   $  5.1
Ratio of Expenses to Average Net
  Assets (b).....................    1.68%       1.68%       1.66%      1.69%    1.74%    1.67%
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.35%       3.99%       4.06%      4.29%    4.37%    4.68%
Portfolio Turnover...............      69%         92%         62%*       82%      92%      70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,991,890, which will expire on September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,083,093,755; the aggregate gross unrealized appreciation is $48,726,106 and the aggregate gross unrealized depreciation is $8,469,910, resulting in net unrealized appreciation on long- and short-term investments of $40,256,196.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $192,721 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $103,699 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .525 of 1%
Next $500 million...........................................  .500 of 1%
Next $500 million...........................................  .475 of 1%
Over $1.5 billion...........................................  .450 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $38,700 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $99,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $698,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,226,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $1,146,455,777, $59,293,894 and
$9,098,261 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   34,531,055    $ 665,555,139
  Class B...............................................      613,802       11,864,633
  Class C...............................................      778,739       15,128,235
                                                          -----------    -------------
Total Sales.............................................   35,923,596    $ 692,548,007
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,854,181    $  54,768,276
  Class B...............................................      101,275        1,947,040
  Class C...............................................       15,346          293,683
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,970,802    $  57,008,999
                                                          ===========    =============
Repurchases:
  Class A...............................................  (40,059,533)   $(773,708,764)
  Class B...............................................   (1,177,316)     (22,609,500)
  Class C...............................................     (676,622)     (13,115,600)
                                                          -----------    -------------
Total Repurchases.......................................  (41,913,471)   $(809,433,864)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 340,832 and 672,438 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do no possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $56,300 and CDSC on redeemed shares of approximately $138,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $783,104,240 and $963,443,126, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................      -0-
  Futures Opened............................................    3,285
  Futures Closed............................................   (3,285)
                                                               ------
Outstanding at September 30, 2000...........................      -0-
                                                               ======

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $651,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $121,600 with an average interest rate of 6.31%. At September 30, 2000, the Fund did not have any outstanding borrowings under the agreement.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND


     Van Kampen California Insured Tax Free Fund's (the "Fund") investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-15
Investment Restrictions.....................................   B-20
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-21
Trustees and Officers.......................................   B-23
Investment Advisory Agreement...............................   B-31
Other Agreements............................................   B-32
Distribution and Service....................................   B-32
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-35
Shareholder Services........................................   B-37
Redemption of Shares........................................   B-39
Contingent Deferred Sales Charge-Class A....................   B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-40
Taxation....................................................   B-41
Fund Performance............................................   B-46
Other Information...........................................   B-49
Description of Securities Ratings...........................   A-1
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-14



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.



                                                                    CAI SAI 1/01

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 3,      CLASS      PERCENTAGE
                         OF HOLDER                                2001       OF SHARES   OF OWNERSHIP
------------------------------------------------------------  ------------   ---------   ------------
Merrill Lynch Pierce Fenner & Smith Inc. ...................     58,328          C          15.00%
 For the sole benefit of its customers
 Attn: Fund Administration 97FY2
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................    530,987          A           6.00%
 Attn: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts., MO 63043-3009


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE


     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.


     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.


     State Indebtedness. The Treasurer of the State is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.


     Capital Facilities Financing. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


     As of October 1, 2000, the State had outstanding $21,474,186,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $13,965,749,000 of long-term general obligation bonds. This latter figure consists of $6,322,434,000 of authorized commercial paper notes, described below (of which $1,025,147,707 was outstanding), which has not yet been refunded by general obligation bonds, and $7,643,315,000 of other authorized but unissued general obligation debt.



     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of October 1, 2000, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.



     At the March 7, 2000 election, voters approved four bond acts, totaling $4.470 billion in new authorizations and rejected one bond act for $220 million. One bond authorization, totaling $500 million, for veterans' housing, was approved on the November 7, 2000 ballot.



     Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of October 1, 2000 the Finance Committees had authorized the issuance of up to $6,322,434,000 of commercial paper notes; as of that date $1,025,147,707 aggregate principal amount of general obligation commercial paper notes was outstanding.


     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,577,055,414 General Fund-supported lease-purchase debt outstanding at October 1, 2000. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,355,808,000 authorized and unissued as of October 1, 2000.



     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $27,337,545,457 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2000.


     State Finances and the Budget Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.

     The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


     In the 2000 Budget Act, signed on June 30, 2000, the Department of Finance projected the SFEU will have a balance of $1.781 billion at June 30, 2001. The SFEU projection reflects the enactment of the Budget Act on June 30, 2000. This figure is based on the latest projections of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.



     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 475 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.



     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety (COPs) program supporting local public safety departments, and various other measures.



     The 2000 Budget Act provides significant assistance to local governments, including a $200 million set aside for one-time discretionary funding to local governments, $121.3 million for the COPs program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $75 million for technology funding for local law enforcement, $400 million for deferred maintenance of local streets and roads, and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection, and public safety. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.



     Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $448 million revenue loss to the Trail Court Trust Fund.



     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial

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incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


     In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capital personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"),

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or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, of from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


     Tobacco Litigation. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $388 million of settlement money to the General Fund in fiscal 2000-01.



     The specific amount to be received by State and local governments is subject to adjustment. Detail in the settlement agreement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "first annual" payment, received in April 2000, was 12 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.



     Fuel and Energy Concerns. Fuel and energy prices have risen sharply in recent months. Because of capacity constraints in electric generation and transmission, California utilities have been forced to purchase wholesale power at high prices. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale costs. Legislation was enacted to streamline the process for siting new power plants, but it will be several years until a significant number of new suppliers will enter the California market. While the Administration, the Legislature, the State Public Utilities Commission and the Federal Energy Regulatory Commission all are considering further actions to deal with the shortcomings in the State's deregulated energy market, it is not

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possible to predict at this time what the long-term impact of these developments will be on California's economy. Such fuel and energy issues could have severe adverse effects upon the State's economy.



     2000-2001 Fiscal Year Budget. On January 10, 2000, Governor Davis released his proposed budget for fiscal year 2000-01. The 2000-01 Governor's Budget ("2000 Governor's Budget") generally reflected an estimate that General Fund revenues for fiscal year 1999 Budget Act. Even these positive estimates proved to be greatly understated as continuing economic growth and stock market gains resulted in a surge of revenues. The Administration estimated in the 2000 May Revision that General Fund revenues would total $70.9 billion in 1999-2000, and $73.8 billion in 2000-01, a two-year increase of $12.3 billion above the 2000 Governor's Budget revenues estimates. The latest estimates for 1999-2000 are even higher, with revenues now estimated at $71.2 billion.



     The 2000 Budget Act was signed by the Governor on June 30, 2000, the second consecutive year the State's Budget was enacted on time. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The 2000 Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the Special Fund for Economic Uncertainties. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments.



     The Department of Finance estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act, in order to achieve the budget reserve. Because of the State's Strong Cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally
                                      B-14
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includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.
                                      B-16
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     The Fund may purchase and sell call options on securities, including U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.
                                      B-17
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OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS



     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



SWAPS, CAPS, FLOORS AND COLLARS


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



     1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     2. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.


     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.


     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act as amended from time to time.


     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS


RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:


DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.



     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.



     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.



     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.



     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.



     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.



     Plus (+) and minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.



     CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.



     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. "pi" ratings are not modified with "+" or "-" designations, nor are they subject to potential CreditWatch listings.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY


     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.



     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.



     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.



     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.



     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.



     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).



     Numeric modifiers are used to refer to the ranking within the group--with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.



     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.



     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.



     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.



     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.



                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

     *Such trustee is an "interested person" (within the meaning of Section
      2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS



     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of
  Executive Vice President and Chief   Van Kampen Investments, and President and Chief Operating
  Investment Officer                   Officer of the Advisers. Executive Vice President and
  Date of Birth: 11/16/40              Chief Investment Officer of each of the funds in the Fund
  Age: 60                              Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Advisers. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Vice President and Secretary         Director of Van Kampen Investments, the Advisers, Van
  Date of Birth: 12/14/56              Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 44                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Vice President                       Director of Van Kampen Investments, the Advisers, the
  Date of Birth: 10/22/55              Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 45                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 06/15/52              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Age: 48                              Co-head of Municipal Investments and Director of Research
                                       of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 05/15/53              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Age: 47                              investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior Vice
                                       President of the Adviser and Van Kampen Management Inc.
                                       since June 1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Vice President, Chief Financial      Advisers. Vice President, Chief Financial Officer and
  Officer and Treasurer                Treasurer of each of the funds in the Fund Complex and
  Date of Birth: 08/20/55              certain other investment companies advised by the Advisers
  Age: 45                              or their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Vice President                       Investments, President and Director of the Distributor,
  Date of Birth: 11/25/57              and President of Van Kampen Insurance Agency of Illinois
  Age: 43                              Inc. Vice President of each of the funds in the Fund
                                       Complex. From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE



                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS      ANNUAL BENEFITS FROM       BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF         THE FUND COMPLEX            FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      --------------------       ---------------
J. Miles Branagan                 $11,948                    $48,349                   $60,000                $123,400
Jerry D. Choate                    11,948                     17,925                    60,000                 123,400
Linda Hutton Heagy                 11,948                      5,242                    60,000                 123,400
R. Craig Kennedy                   11,948                      3,556                    60,000                 123,400
Jack E. Nelson                     11,948                     24,881                    60,000                 123,400
Phillip B. Rooney                  11,948                      8,458                    60,000                 123,400
Wayne W. Whalen                    11,948                     17,005                    60,000                 123,400
Suzanne H. Woolsey                 10,548                     11,238                    60,000                 123,400


---------------


(1)Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2)The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3)The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4)For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5)The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.





                                                                         TABLE A



           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======



                                                                         TABLE B



      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======



                                                                         TABLE C



        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939    16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and for sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


                                                             FISCAL YEARS ENDED    FISCAL PERIOD ENDED
                                                                SEPTEMBER 30,         SEPTEMBER 30,
                                                               2000       1999            1998
                                                               ----       ----            ----
Adviser received the approximate advisory fee net of fee
  waivers..................................................  $939,400   $998,800        $648,200
Adviser waived the approximate advisory fee from the
Fund.......................................................        --         --              --

                                OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended September 30, 1998, Advisory Corp. received approximately $33,100, $88,600 and $57,200, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $12,500, $10,900, and $6,800, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year ended September 30, 2000........................    $227,946        $10,740
Fiscal Year ended September 30, 1999........................    $570,532        $40,270
Fiscal Period ended September 30, 1998......................    $252,767        $19,360

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                           ---------------------------------------------
                                                                                           REALLOWED TO
                                                                            AS % OF NET     DEALERS AS
                                                              AS % OF         AMOUNT          A % OF
                   SIZE OF INVESTMENT                      OFFERING PRICE    INVESTED     OFFERING PRICE
                   ------------------                      --------------   -----------   --------------
Less than $25,000........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000...........................      2.75%           2.83%          2.50%
$250,000 but less than $500,000..........................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000........................      1.50%           1.52%          1.25%
$1,000,000 or more.......................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $38,272,454 and $6,599,125 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.32% and .17% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $367,928 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $419,383 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $312,345 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $107,038 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $66,282 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $29,221 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $37,061 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:



                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................  $ 3,728      --         --
  Fiscal year ended September 30, 1999......................  $93,664      --         --
  Fiscal period ended September 30, 1998....................  $16,184      --         --
Fiscal year ended 2000 Percentages:
  Commissions with affiliate to total commissions...........               --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................               --         --



     During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an

"Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participting Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines that trading on the Exchange is restricted; (c) the SEC determines that an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may incur brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholders (excluding capital gain dividends) during the year.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.



GENERAL



     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                   CALIFORNIA

                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
 -------------       ------------     -----------   ------------   ------------   -----   -----   -----   -----    -----    -----
$      0-27,050    $      0-45,200      15.00%         6.00%          20.10%      5.01%   5.63%   6.26%    6.88%    7.51%    8.14%
  27,050-65,550      45,200-109,250     28.00%         9.30%          34.70%      6.13%   6.89%   7.66%    8.42%    9.19%    9.95%
  65,550-136,750    109,250-166,500     31.00%         9.30%          37.40%      6.39%   7.19%   7.99%    8.79%    9.58%   10.38%
 136,750-297,350    166,500-297,350     36.00%         9.30%          42.00%      6.90%   7.75%   8.62%    9.48%   10.34%   11.21%
Over 297,350       Over 297,350         39.60%         9.30%          45.20%      7.30%   8.21%   9.12%   10.04%   10.95%   11.86%


 SINGLE RETURN    7.00%    7.50%    8.00%    8.50%    9.00%
 -------------    -----    -----    -----    -----    -----
$      0-27,050    8.76%    9.39%   10.01%   10.64%   11.26%
  27,050-65,550   10.72%   11.49%   12.25%   13.02%   13.78%
  65,550-136,750  11.18%   11.98%   12.78%   13.58%   14.38%
 136,750-297,350  12.07%   12.93%   13.79%   14.66%   15.52%
Over 297,350      12.77%   13.69%   14.60%   15.51%   16.42%


---------------

*The State tax brackets are those for 2000. The 2001 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar Study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was 3.72%; (ii) the five-year period ended September 30, 2000 was 4.97% and (iii) the ten year-period ended September 30, 2000 was 6.70%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 4.34%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 4.40%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2000 was 7.59%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 177.40%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 186.72%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was 3.63%, (ii) the five-year period ended September 30, 2000 was 4.90% and (iii) the approximately seven-year, five-month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.56%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 3.72%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 3.82%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2000 was 6.59%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 39.19%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 39.19%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, with respect to the Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 5.57%, (ii) the five-year period ended September 30, 2000 was 4.89% and (iii) the approximately seven-year, one-month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) through September 30, 2000 was 4.02%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 3.73%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 3.82%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2000 was 6.59%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 32.49%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 2000 was 32.49%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):


     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG-TERM ISSUE CREDIT RATINGS



     Issue credit ratings are based, in varying degrees, on the following considerations:


     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation:


     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE


     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



     C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



     D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


2. MUNICIPAL NOTES

     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.


     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and


     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:


     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

3. COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



     D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

4. TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     Moody's Investors Service Inc.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



     Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



     Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



     1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



     2)Notes allowing for negative coupons, or negative principal.

     3)Notes containing any provision which could obligate the investor to make any additional payments.



     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.


     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


2. SHORT-TERM EXEMPT NOTES



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


3. TAX-EXEMPT COMMERCIAL PAPER


     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated Not Prime do not fall within any of the prime rating categories.


     If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen California Insured Tax Free Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  94.7%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
          Ser A (FSA Insd)............................   *      09/01/20   $    626,472
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impts Proj Ser (FSA Insd)....   *      09/01/27      1,052,650
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 8.370%   12/28/18      2,345,000
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Ser A2 (FSA Insd) (b).............. 6.400    12/15/14      3,272,610
 1,125    California Cmnty College Fin Auth Lease Rev
          Ser A (MBIA Insd)........................... 4.625    10/01/19      1,014,143
 7,000    California Edl Fac Auth Rev Univ Of The
          Pacific (MBIA Insd)......................... 5.875    11/01/20      7,364,140
 2,000    California Hlth Fac Fin Auth Rev Adventist
          Hlth Ser A Rfdg (MBIA Insd)................. 6.500    03/01/14      2,056,800
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)................. 5.550    08/15/25      1,999,600
 1,085    California Pub Cap Impt Fin Auth Rev Pooled
          Proj Ser B (BIGI Insd)...................... 8.100    03/01/18      1,099,062
 1,050    California Spl Dist Assn Fin Corp Ctfs Partn
          Spl Dists Fin Pgm Ser DD (FSA Insd)......... 5.625    01/01/27      1,060,248
 1,250    California St (FGIC Insd)................... 6.250    09/01/12      1,429,563
 2,000    California St (FGIC Insd)................... 4.500    12/01/21      1,736,840
 7,750    California St Rfdg (FGIC Insd).............. 5.000    02/01/23      7,297,245
 4,125    California St Public Wks Brd Lease Rev CA St
          Univ Ser A Rfdg (AMBAC Insd)................ 5.500    10/01/14      4,291,402
 1,000    California Statewide Cmntys Dev Auth Ctfs
          Partn San Diego St Univ Fndtn Rfdg (AMBAC
          Insd)....................................... 5.250    03/01/22        979,180
 1,095    Cambell, CA Uni Sch Dist Rfdg (FGIC Insd)...   *      08/01/18        407,756
 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
          Impt Proj Ser A Rfdg (MBIA Insd)............ 7.000    08/01/12      2,416,920
 2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
          Sys Impt Proj (AMBAC Insd)..................   *      08/01/30        386,627
 2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
          Insd)....................................... 5.500    08/01/16      2,418,756

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,205    Channel Islands Beach CA Cmnty Svcs Dist
          Ctfs Partn (FSA Insd)....................... 5.700%   09/01/21   $  1,235,932
 1,105    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)....................................... 6.200    09/01/18      1,159,686
 2,350    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.250    03/01/09      2,523,618
 1,500    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.000    03/01/14      1,599,045
 2,010    Clayton, CA Redev Agy Tax Alloc Rev (AMBAC
          Insd)....................................... 5.000    08/01/24      1,886,124
 1,000    Clovis, CA Pub Fin Auth Refuse Disp Rev
          Ldfill Improv Proj Rfdg (AMBAC Insd)........ 5.000    09/01/18        971,720
 1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
          Ser A Rfdg (FGIC Insd)...................... 5.750    10/01/14      1,598,810
 1,500    Corona, CA Pub Fin Auth Wtr Rev (FGIC
          Insd)....................................... 4.750    09/01/18      1,396,200
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
          Area A Ser A Rfdg (FGIC Insd)............... 6.250    09/01/13      5,583,881
 1,000    El Monte, CA Ctfs Partn Dept Pub Social Svcs
          Fac (AMBAC Insd)............................ 4.750    06/01/30        875,660
 2,000    Fairfield Suison, CA Swr Dist Swr Rev Ser A
          Rfdg (MBIA Insd) (b)........................ 6.250    05/01/16      2,061,160
 1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/12      1,048,860
 1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/19      1,458,576
 2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)........................... 5.250    12/01/19      1,986,700
 3,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/17      1,197,750
 4,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/18      1,491,840
 1,250    Fresno, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)....................................... 4.750    09/01/18      1,163,500
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/17        643,920
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/18        683,966
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/19        726,611

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900%   08/01/20   $    769,910
20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd).................................   *      11/15/21      4,903,600
 1,750    Hacienda, La Puente, CA Uni Sch Dist Ser A
          (MBIA Insd).................................  5.50    08/01/20      1,780,608
   765    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/16        326,173
   500    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/15        228,910
   510    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/18        188,924
   805    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/22        232,669
 1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
          Ctr Proj (FSA Insd)......................... 5.875    04/01/27      1,292,900
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged
          Redev Proj Ser A Rfdg (AMBAC Insd).......... 5.250    05/01/23      1,952,100
 1,000    Lancaster, CA Redev Agy Lease Rev Pub Cap
          Impt Proj Rfdg (AMBAC Insd)................. 5.000    12/01/28        929,400
 2,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A (AMBAC Insd)... 5.250    05/01/24      1,951,040
 5,835    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj Rfdg (AMBAC Insd)...................... 4.750    03/01/23      5,222,908
 3,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Ref Prop A First Tier Sr Ser C (AMBAC
          Insd)....................................... 5.000    07/01/23      2,823,060
 2,020    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/18        749,602
 1,265    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/24        320,349
 1,320    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/25        314,041
 2,460    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/28        489,417
   510    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd)..................... 7.375    12/15/06        523,403
 4,500    Los Angeles, CA Cmnty College Ser A Rfdg
          (FSA Insd).................................. 6.000    08/15/20      4,682,295
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)................. 6.100    07/01/25      2,395,803

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Los Angeles, CA Muni Impt Corp Lease Rev
          Central Library Proj Ser B Rfdg (MBIA
          Insd)....................................... 5.375%   06/01/15   $  2,030,340
 1,000    Los Angeles, CA Uni Sch Dist Ser B (FGIC
          Insd)....................................... 5.375    07/01/15      1,029,760
 2,625    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd) (a)................................... 5.500    07/01/13      2,769,742
 3,100    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd) (a)................................... 5.625    07/01/15      3,261,324
 3,750    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
          Insd)....................................... 5.000    06/01/28      3,482,250
   500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
          Sub Lien Ser E (MBIA Insd).................. 6.000    07/01/22        502,640
 1,000    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)....... 4.750    08/15/21        905,780
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax
          Ser B Rfdg (FSA Insd)....................... 5.750    09/01/15      1,314,400
   400    Northern, CA Pwr Agy Pub Pwr Rev Hydro Elec
          Proj 1 Ser A Rfdg (Prerefunded @ 07/01/21)
          (AMBAC Insd)................................ 7.500    07/01/23        489,156
 5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
          (MBIA Insd)................................. 5.800    07/01/16      5,242,650
 3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 8.155    04/01/22      3,250,320
 1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
          Insd)....................................... 6.100    03/01/16      1,055,420
 1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
          Rfdg (MBIA Insd)............................ 6.000    04/01/19      1,478,973
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
          883 Ser A Rfdg (AMBAC Insd)................. 6.000    09/01/17      1,789,788
 1,000    Redding, CA Jt Pwrs Fin Auth Ser A
          (AMBAC Insd)................................ 5.500    06/01/11      1,053,920
 1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)........................... 8.548    07/01/22      1,167,500
 2,485    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)...................... 4.750    08/01/21      2,251,062
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
          (FSA Insd).................................. 5.625    09/01/18      2,052,560
 1,000    Riverside Cnty, CA Ctfs Partn Historic
          Courthouse Proj (MBIA Insd)................. 5.875    11/01/27      1,035,670
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/31        292,260

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/33   $    259,600
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/35        230,151
 1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
          Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd)..... 5.000%   09/01/21        950,780
 1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)... 5.500    09/01/20      1,333,082
 1,000    Sacramento Cnty, CA Ctfs Part Pub Fac Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/27        883,380
 1,000    Sacramento, CA City Fin Auth Lease Rev
          (AMBAC Insd)................................ 4.750    05/01/23        895,890
 2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)................. 5.100    07/01/16      2,511,550
 2,000    San Diego Cnty, CA Wtr Rev Ctfs Ser A (FGIC
          Insd)....................................... 4.750    05/01/18      1,858,840
 1,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd)...................... 6.400    09/01/18      1,054,920
 2,000    San Diego, CA Pub Fac Fin Auth Swr Rev Ser A
          (AMBAC Insd) (a)............................ 5.000    05/15/29      1,855,180
 5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd).................................   *      07/01/19      1,753,650
 1,045    San Francisco, CA Uni Sch Dist (AMBAC
          Insd)....................................... 4.750    08/01/24        931,973
 2,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd)..................... 4.750    08/01/23      1,790,580
 5,750    San Jose, CA Fin Auth Rev Convention Proj
          Ser C (FSA Insd) (b)........................ 6.375    09/01/13      5,967,695
 5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
          Insd)....................................... 5.375    08/01/25      5,024,679
 7,250    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd).......... 4.750    07/15/23      6,491,505
 1,500    San Rafael, CA Redev Agency Tax Alloc (AMBAC
          Insd)....................................... 5.000    12/01/22      1,416,390
 1,660    Santa Clara Cnty, CA Fin Auth Multiple Fac
          Proj Ser B (AMBAC Insd)..................... 5.500    05/15/07      1,772,249
   570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
          Rfdg (FSA Insd)............................. 6.000    09/01/18        613,634

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

                                                                              MARKET
                                                                              VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)................................. 6.750%   01/01/12   $  2,017,200
 4,620    Westlands, CA Wtr Dist Rev Ctfs Partn Ser A
          (AMBAC Insd)................................ 5.000    03/01/29      4,274,054
                                                                           ------------
                                                                            186,968,182
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $179,773,259)...................................................    186,968,182
SHORT-TERM INVESTMENTS  4.6%
  (Cost $9,085,000).....................................................      9,085,000
                                                                           ------------
TOTAL INVESTMENTS  99.3%
  (Cost $188,858,259)...................................................    196,053,182
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.............................      1,347,667
                                                                           ------------

NET ASSETS  100.0%......................................................   $197,400,849
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $188,858,259).......................  $196,053,182
Cash........................................................        69,764
Receivables:
  Interest..................................................     2,036,067
  Investments Sold..........................................     1,852,429
  Fund Shares Sold..........................................       529,233
Other.......................................................        20,209
                                                              ------------
    Total Assets............................................   200,560,884
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,881,373
  Fund Shares Repurchased...................................       446,220
  Income Distributions......................................       289,267
  Distributor and Affiliates................................       122,217
  Investment Advisory Fee...................................        77,585
Trustees' Deferred Compensation and Retirement Plans........       240,501
Accrued Expenses............................................       102,872
                                                              ------------
    Total Liabilities.......................................     3,160,035
                                                              ------------
NET ASSETS..................................................  $197,400,849
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $193,645,653
Net Unrealized Appreciation.................................     7,194,923
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (155,665)
Accumulated Net Realized Loss...............................    (3,284,062)
                                                              ------------
NET ASSETS..................................................  $197,400,849
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $152,529,270 and 8,631,259 shares of
    beneficial interest issued and outstanding).............  $      17.67
    Maximum sales charge (3.25%* of offering price).........           .59
                                                              ------------
    Maximum offering price to public........................  $      18.26
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,272,454 and 2,163,997 shares of
    beneficial interest issued and outstanding).............  $      17.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,599,125 and 373,270 shares of
    beneficial interest issued and outstanding).............  $      17.68
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $11,364,753
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      939,386
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $362,798, $416,282 and $65,560,
  respectively).............................................      844,640
Shareholder Services........................................      146,696
Trustees' Fees and Related Expenses.........................       88,859
Custody.....................................................       43,588
Legal.......................................................       20,875
Other.......................................................      208,062
                                                              -----------
    Total Expenses..........................................    2,292,106
    Less Credits Earned on Cash Balances....................       22,591
                                                              -----------
    Net Expenses............................................    2,269,515
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,095,238
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (755,486)
  Futures...................................................     (891,458)
                                                              -----------
Net Realized Loss...........................................   (1,646,944)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,324,073
  End of the Period:
    Investments.............................................    7,194,923
                                                              -----------
Net Unrealized Appreciation During the Period...............    5,870,850
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,223,906
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $13,319,144
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  9,095,238        $   9,137,935
Net Realized Gain/Loss...........................      (1,646,944)             559,638
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       5,870,850          (17,714,915)
                                                     ------------        -------------
Change in Net Assets from Operations.............      13,319,144           (8,017,342)
                                                     ------------        -------------
Distributions from Net Investment Income.........      (8,982,620)          (9,390,470)
Distributions in Excess of Net Investment
  Income.........................................             -0-             (276,952)
                                                     ------------        -------------
Total Distributions from and in Excess of Net
  Investment Income*.............................      (8,982,620)          (9,667,422)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       4,336,524          (17,684,764)
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      46,650,493          169,414,699
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       5,357,180            5,772,779
Cost of Shares Repurchased.......................     (73,656,938)        (138,683,257)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (21,649,265)          36,504,221
                                                     ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (17,312,741)          18,819,457
NET ASSETS:
Beginning of the Period..........................     214,713,590          195,894,133
                                                     ------------        -------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $155,665 and $276,952,
  respectively)..................................    $197,400,849        $ 214,713,590
                                                     ============        =============

* Distributions by Class
-------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................    $ (7,071,334)       $  (7,590,523)
  Class B Shares.................................      (1,651,422)          (1,810,361)
  Class C Shares.................................        (259,864)            (266,538)
                                                     ------------        -------------
                                                     $ (8,982,620)       $  (9,667,422)
                                                     ============        =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS A SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.28      $18.77      $18.29     $17.61   $17.74   $15.80
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .82         .83         .64        .88      .86      .89
 Net Realized and Unrealized
   Gain/Loss............................     .38       (1.45)        .50        .65     (.15)    1.94
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.20        (.62)       1.14       1.53      .71     2.83
Less Distributions from and in Excess of
 Net Investment Income..................     .81         .87         .66        .85      .84      .89
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF
 THE PERIOD.............................  $17.67      $17.28      $18.77     $18.29   $17.61   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   7.20%      -3.44%       6.38%**    8.93%    4.20%   18.28%
Net Assets at End of the Period (In
 millions)..............................  $152.5      $162.0      $151.0     $140.7   $142.5   $147.6
Ratio of Expenses to Average Net
 Assets* (b)............................    .98%        .92%        .88%       .96%    1.02%     .89%
Ratio of Net Investment Income to
 Average Net Assets*....................   4.79%       4.52%       4.66%      4.96%    4.94%    5.23%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets (b).........................     N/A         N/A         N/A        N/A    1.03%    1.05%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.94%    5.07%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS B SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.26      $18.76      $18.29     $17.60   $17.74   $15.81
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .68         .68         .53        .74      .72      .76
 Net Realized and Unrealized
   Gain/Loss............................     .43       (1.45)        .50        .67     (.15)    1.93
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.11        (.77)       1.03       1.41      .57     2.69
Less Distributions from and in Excess of
 Net Investment Income..................     .68         .73         .56        .72      .71      .76
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......  $17.69      $17.26      $18.76     $18.29   $17.60   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   6.63%      -4.20%       5.76%**    8.19%    3.35%   17.33%
Net Assets at End of the Period (In
 millions)..............................  $ 38.3      $ 45.3      $ 40.1     $ 31.0   $ 28.6   $ 24.6
Ratio of Expenses to Average Net
 Assets* (b)............................   1.74%       1.68%       1.64%      1.72%    1.79%    1.61%
Ratio of Net Investment Income to
 Average Net Assets*....................   4.03%       3.76%       3.89%      4.18%    4.17%    4.51%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
 (b)....................................     N/A         N/A         N/A        N/A    1.79%    1.77%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.16%    4.35%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS C SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.26      $18.75      $18.29     $17.60   $17.74   $15.80
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .68         .69         .53        .74      .72      .76
 Net Realized and Unrealized
   Gain/Loss............................     .42       (1.45)        .49        .67     (.15)    1.94
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.10        (.76)       1.02       1.41      .57     2.70
Less Distributions from and in Excess of
 Net Investment Income..................     .68         .73         .56        .72      .71      .76
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF
 THE PERIOD.............................  $17.68      $17.26      $18.75     $18.29   $17.60   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   6.57%      -4.15%       5.70%**    8.19%    3.35%   17.40%
Net Assets at End of the Period (In
 millions)..............................  $  6.6      $  7.4      $  4.8     $  3.8   $  2.2   $  1.8
Ratio of Expenses to Average Net
 Assets*................................   1.74%       1.69%       1.63%      1.71%    1.79%    1.60%
Ratio of Net Investment Income to
 Average Net Assets* (b)................   4.03%       3.75%       3.87%      4.15%    4.16%    4.50%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
 (b)....................................     N/A         N/A         N/A        N/A    1.80%    1.75%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.16%    4.34%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,777,401, which will expire between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $188,894,817; the aggregate gross unrealized appreciation is $8,219,796 and the aggregate gross unrealized depreciation is $1,061,431, resulting in net unrealized appreciation on long- and short-term investments of $7,158,365.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $8,669 were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $22,591 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $100 million..........................................    .500 of 1%
Next $150 million...........................................    .450 of 1%
Next $250 million...........................................    .425 of 1%
Over $500 million...........................................    .400 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $45,600 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $95,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $147,083,676, $39,358,259 and
$7,203,718 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,095,832    $ 35,682,723
  Class B.................................................     493,919       8,429,915
  Class C.................................................     146,104       2,537,855
                                                            ----------    ------------
Total Sales...............................................   2,735,855    $ 46,650,493
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     240,626    $  4,121,605
  Class B.................................................      63,203       1,081,388
  Class C.................................................       9,022         154,187
                                                            ----------    ------------
Total Dividend Reinvestment...............................     312,851    $  5,357,180
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,080,034)   $(52,627,822)
  Class B.................................................  (1,018,649)    (17,373,389)
  Class C.................................................    (212,943)     (3,655,727)
                                                            ----------    ------------
Total Repurchases.........................................  (4,311,626)   $(73,656,938)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $159,907,170, $47,220,345 and
$8,167,403 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   8,206,388    $ 147,459,959
  Class B................................................     905,506       16,519,855
  Class C................................................     298,867        5,434,885
                                                           ----------    -------------
Total Sales..............................................   9,410,761    $ 169,414,699
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     243,776    $   4,426,154
  Class B................................................      65,547        1,188,606
  Class C................................................       8,719          158,019
                                                           ----------    -------------
Total Dividend Reinvestment..............................     318,042    $   5,772,779
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,118,589)   $(127,545,738)
  Class B................................................    (486,135)      (8,765,169)
  Class C................................................    (131,471)      (2,372,350)
                                                           ----------    -------------
Total Repurchases........................................  (7,736,195)   $(138,683,257)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 416,653 and 9,117 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                               DOLLAR AMOUNT SUBJECT
                                                                     TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,700 and CDSC on redeemed shares of approximately $87,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $99,365,940 and $128,867,983, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................       665
Futures Closed..............................................      (665)
                                                                  ----
Outstanding at September 30, 2000...........................       -0-
                                                                  ====

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $363,000.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN MUNICIPAL INCOME FUND


  Van Kampen Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.



  The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end management investment company (the "Trust").



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-27
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-30



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.



                                                                    MIF SAI 1/01

                              GENERAL INFORMATION


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


  The Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



  Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 3,      CLASS     PERCENTAGE
                         OF HOLDER                                2001       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Edward Jones & Co. .........................................   7,796,638         A            16%
  Attn: Mutual Fund Shareholder Accounting                       363,755         B             7%
  201 Progress Pkwy                                               87,784         C             9%
  Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers................      94,433         C             9%
  Attn: Fund Administration 97F05
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Legg Mason Wood Walker Inc. ................................      57,757         C             6%
  P.O. Box 1476
  Baltimore, MD 21203-1476


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


  The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate municipal securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as

"primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




  The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS


  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   2. Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging or risk management transactions in accordance with the requirements of the SEC and the CFTC.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


  Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer Van
  Executive Vice President and Chief   Kampen Investments, and President and Chief Operating
  Investment Officer                   Officer of the Advisers. Executive Vice President and
  Date of Birth: 11/16/40              Chief Investment Officer of each of the funds in the Fund
  Age: 60                              Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Adviser. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Vice President and Secretary         Director of Van Kampen Investments, the Advisers, Van
  Date of Birth: 12/14/56              Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 44                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Vice President                       Director of Van Kampen Investments, the Advisers, the
  Date of Birth: 10/22/55              Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 45                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 06/15/52              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Age: 48                              Co-head of Municipal Investments and Director of Research
                                       of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 05/15/53              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Age: 47                              investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior Vice
                                       President of the Adviser and Van Kampen Management Inc.
                                       since June 1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Vice President, Chief Financial      Advisers. Vice President, Chief Financial Officer and
  Officer and Treasurer                Treasurer of each of the funds in the Fund Complex and
  Date of Birth: 08/20/55              certain other investment companies advised by the Advisers
  Age: 45                              or their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Vice President                       Investments, President and Director of the Distributor and
  Date of Birth: 11/25/57              President of Van Kampen Insurance Agency of Illinois Inc.
  Age: 43                              Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Senior Vice President
                                       of the Distributor.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE



                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS         ANNUAL BENEFITS         BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND COMPLEX         FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      ---------------------      ---------------
J. Miles Branagan                 $11,948                    $48,349                   $60,000                $123,400
Jerry D. Choate                    11,948                     17,925                    60,000                 123,400
Linda Hutton Heagy                 11,948                      5,242                    60,000                 123,400
R. Craig Kennedy                   11,948                      3,556                    60,000                 123,400
Jack E. Nelson                     11,948                     24,881                    60,000                 123,400
Phillip B. Rooney                  11,948                      8,458                    60,000                 123,400
Wayne W. Whalen                    11,948                     17,005                    60,000                 123,400
Suzanne H. Woolsey                 10,548                     11,238                    60,000                 123,400


---------------


(1)Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2)The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3)The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4)For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5)The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.

                                                                         TABLE A


           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939   $16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

  The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



  As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the cost of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



  During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, the Adviser received approximately $3,917,000, $4,580,700, and $3,545,700 respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



  During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Advisory Corp. received approximately $41,200, $261,600, and $219,300, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $34,900, $30,100, and $26,600, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 2000........................   $  556,223       $ 54,091
Fiscal Year Ended September 30, 1999........................   $1,348,405       $128,031
Fiscal Period Ended September 30, 1998......................   $  727,531       $ 78,171

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The Commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  For shares sold prior to the implementation date of the Distribution Plan, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Distribution Plan, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $2,577,405 and $4,532 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.71% and 0.03% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,307,796 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $801,181 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $645,867 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $155,314 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $157,352 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $69,997 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $87,355 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



  The Distributor has entered into an agreement with SunGuard Investment Products Inc. whereby shares of the Fund will be offered pursuant to retirement plan alliance programs. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance programs should contact the firm mentioned above for information concerning the program including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.


  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................  $ 44,480      --         --
  Fiscal year ended September 30, 1999......................  $311,376      --         --
  Fiscal period ended September 30, 1998....................  $362,296      --         --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                 0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 0%         0%



  During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions.

Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may elect, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



REINSTATEMENT PRIVILEGE



  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholders disposition of such securities.


                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

  As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge
("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC -- Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code
Section 408(d)(4) or (5), the return of excess contribution or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charges" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.

GENERAL


  The federal, income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was -2.17%, (ii) the five-year period ended September 30, 2000 was 3.35% and (iii) the ten-year period ended September 30, 2000 was 5.83%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 5.11%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 5.16%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 8.06%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 74.98%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 83.69%.


CLASS B SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was -1.97%, (ii) the five-year period ended September 30, 2000 was 3.33% and (iii) the approximately eight-year, one month period from August 24, 1992 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.23%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 4.60%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 4.70%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 7.34%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 39.93%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 39.93%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 0.94%, (ii) the five-year period ended September 30, 2000 was 3.56% and (iii) the approximately seven-year, one month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) through September 30, 2000 was 3.18%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 4.61%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 4.70%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 7.34%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) to September 30, 2000 was 24.99%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) to September 30, 2000 was 24.99%.



  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION

CUSTODY OF ASSETS


  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



  Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



  KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act).


LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Municipal Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP LOGO]

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.0%
          ALABAMA  1.1%
$2,100    Alabama St Indl Dev Auth Rev UNR-ROHN Inc
          Expansion Proj.............................  7.500%   09/15/11   $  2,171,211
 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)......................  6.750    08/15/17      3,143,421
   175    Bessemer, AL Indl Dev Brd ROHN Inc Proj....  9.000    09/15/01        177,569
 1,750    Bessemer, AL Indl Dev Brd ROHN Inc Proj....  9.500    09/15/11      1,981,035
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (e)....  6.950    01/01/20         65,464
 2,000    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth First Mtg Visionland Proj.............  6.375    02/01/29      1,203,400
                                                                           ------------
                                                                              8,742,100
                                                                           ------------
          ALASKA  0.3%
    10    Alaska Energy Auth Pwr Rev Bradley Lake
          Proj Ser 1 (BIGI Insd).....................  6.250    07/01/21         10,005
 1,650    Juneau, AK City & Borough Nonrecourse Rev..  6.875    12/01/25      1,517,291
 1,000    Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg (b)...................................  7.125    12/01/25      1,051,720
                                                                           ------------
                                                                              2,579,016
                                                                           ------------
          ARIZONA  2.1%
 1,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Rfdg..................  6.500    07/01/09      1,031,760
 3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg.........  6.150    12/01/14      3,002,370
   560    Pima Cnty, AZ Indl Dev Auth Single Family
          Mtg Rev (GNMA Collateralized)..............  6.625    11/01/14        569,475
   335    Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser
          A..........................................  9.500    07/01/10        345,687
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.................  8.250    06/01/15        526,000
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd) (b)...........  6.000    09/01/12      2,000,906

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...............  6.125%   09/01/17   $  1,838,182
 7,000    Tucson, AZ Arpt Auth Inc Spl Fac Rev
          Lockheed Aermod Cent Inc (b)...............  8.700    09/01/19      7,155,400
                                                                           ------------
                                                                             16,469,780
                                                                           ------------
          ARKANSAS  1.0%
 4,935    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A
          (d)........................................  7.500    01/31/06      4,241,139
 5,470    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B (d)
          (e)........................................  7.500    01/31/06      1,367,500
 1,740    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
          Hosp Rev Newport Hosp & Clinic Inc (b).....  7.375    11/01/11      1,679,987
                                                                           ------------
                                                                              7,288,626
                                                                           ------------
          CALIFORNIA  6.7%
 4,865    California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)..................................  7.500    06/01/18      5,253,178
 4,170    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03) (b)..............................  9.250    01/01/22      4,670,984
 2,160    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/10      1,257,552
 5,875    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/11      3,183,897
 3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/13      1,829,273
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/14      2,371,172
   840    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)..................................  7.875    02/01/15        910,039
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)............   *       01/15/17      1,197,750
21,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/24      4,967,970
15,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/30      2,406,600
54,635    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/32      7,724,296
 2,825    Midpeninsula Regl Dist CA Fin Auth Rev Cap
          Apprec (AMBAC Insd)........................   *       09/01/15      1,282,070

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,155    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/19   $    400,600
 1,265    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/22        360,044
 1,380    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/25        326,743
 5,255    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       09/01/22      1,498,884
 1,650    Riverside Cnty, CA Air Force Vlg West Inc
          Ser A Rfdg (Prerefunded @ 06/15/02)........  8.125%   06/15/20      1,787,363
 9,035    San Diego Cnty, CA Wtr Auth Rev Ctfs Partn
          Ser A (FGIC Insd)..........................  4.500    05/01/24      7,747,422
 6,805    San Ramon Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       07/01/17      2,721,592
                                                                           ------------
                                                                             51,897,429
                                                                           ------------
          COLORADO  3.2%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)........................................  8.875    08/01/11      3,696,033
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)........................................  8.875    08/01/12      5,282,237
   300    Berry Creek Metro Dist CO Rfdg & Impt......  8.250    12/01/11        311,274
   200    Berry Creek Metro Dist CO Rfdg & Impt
          (Prerefunded @ 12/01/01)...................  8.250    12/01/11        210,774
 1,400    Douglas Cnty, CO Sch Dist NO 001...........   *       12/15/11        785,652
 1,000    Edgewater, CO Redev Auth Tax Increment Rev
          (Prerefunded @ 12/01/03)...................  6.750    12/01/08      1,066,630
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/14        622,116
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/15        630,863
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/16        591,487
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/18        487,073

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$3,690    Jefferson Cnty, CO Residential Mtg Rev
          (b)........................................ 11.500%   09/01/12   $  5,733,448
 5,000    Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC: Meridian
          Assoc East)................................  7.500    12/01/11      5,177,550
                                                                           ------------
                                                                             24,595,137
                                                                           ------------
          CONNECTICUT  1.2%
 3,005    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded
          @ 11/01/04)................................  7.125    11/01/14      3,336,421
   495    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement (a).....  6.500    09/01/06        543,119
 2,530    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement (a).....  6.400    09/01/11      2,657,942
 2,470    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement
          (Prerefunded @ 09/01/07) (a)...............  6.400    09/01/11      2,739,502
                                                                           ------------
                                                                              9,276,984
                                                                           ------------
          DISTRICT OF COLUMBIA  0.7%
 2,500    District of Columbia Rev Natl Pub Radio Ser
          A..........................................  7.700    01/01/23      2,582,000
 3,000    Washington Dist Of Columbia Convention Cent
          Auth Dedicated Tax Rev (AMBAC Insd)........  5.250    10/01/12      3,015,060
                                                                           ------------
                                                                              5,597,060
                                                                           ------------
          FLORIDA  4.2%
   500    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt (Prerefunded @
          10/01/04)..................................  7.875    10/01/08        560,025
   180    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt..........................  7.500    10/01/02        185,089
 1,405    Broward Cnty, FL Res Recovery Rev Waste
          Energy North Proj (b)......................  7.950    12/01/08      1,449,862
 1,840    Broward Cnty, FL Res Recovery Rev Waste
          Energy South Proj (b)......................  7.950    12/01/08      1,898,751
 2,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd)...  4.500    10/01/22      2,086,625
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd)..............   *       02/01/18      3,216,510
 5,000    Escambia Cnty, FL Hlth Fac Rev (AMBAC
          Insd)......................................  5.950    07/01/20      5,148,350
 5,670    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd) (c)..................................  5.500    07/01/09      5,956,788
   500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg..................  8.625    07/01/20        541,625

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          FLORIDA (CONTINUED)
$  595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)......................................  6.000%   10/01/16   $    595,244
 4,040    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk (Prerefunded @
          07/01/02) (b).............................. 10.000    07/01/22      4,459,958
 5,000    Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (Embedded Cap)
          (MBIA Insd)................................  4.440    10/01/21      4,688,700
   815    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..............  8.500    05/01/17        870,542
   955    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..............  7.500    05/01/18        993,792
                                                                           ------------
                                                                             32,651,861
                                                                           ------------
          GEORGIA  4.1%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev........................................  6.500    02/01/28      1,887,940
 2,000    George L Smith II GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)......................................  5.500    07/01/20      1,951,600
24,000    Georgia Loc Govt Ctfs Partn Grantor Tr Ser
          A (MBIA Insd)..............................  4.750    06/01/28     20,696,640
 6,280    Georgia St Ser D...........................  6.300    11/01/09      6,998,809
                                                                           ------------
                                                                             31,534,989
                                                                           ------------
          HAWAII  1.2%
 4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
          Insd) (b)..................................  6.350    07/01/07      4,286,743
 2,365    Hawaii St Dept Trans Spl Fac Continental
          Airls Inc. ................................  5.625    11/15/27      1,949,919
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)......................................  6.350    07/01/07      1,562,645
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)
          (b)........................................  6.400    07/01/08      1,654,692
                                                                           ------------
                                                                              9,453,999
                                                                           ------------
          ILLINOIS  13.3%
 4,035    Bedford Park, IL Tax Increment Rev Sr Lien
          Bedford City Sq Proj (b)...................  9.250    02/01/12      4,293,079
 1,310    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)...................  9.000    01/01/11      1,496,072
 6,145    Broadview, IL Tax Increment Rev Sr Lien
          (Prerefunded @ 07/01/04) (b)...............  8.250    07/01/13      6,811,425
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (f)............................ 0/5.650   01/01/19      2,143,980

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$13,600   Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *       12/01/22   $  3,666,696
 6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/19      2,234,412
 5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/20      1,535,200
 6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/21      1,834,725
 1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago....................................  7.000%   01/01/11      1,160,150
 6,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B....................  5.200    04/01/11      5,445,120
 4,555    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B (b).................  8.950    05/01/18      4,700,942
 3,210    Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)......................................  5.750    01/01/16      3,283,349
 1,700    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)......................  7.000    09/01/27      1,848,495
   405    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.........................  7.375    01/01/05        413,298
 1,000    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.........................  7.750    01/01/14      1,045,240
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd).............  8.750    01/01/07      1,208,630
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/07      1,587,199
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/08      1,508,014
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/09      1,428,400
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/10      1,350,302
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/11      1,269,465
 1,000    Crestwood, IL Tax Increment Rev Rfdg.......  7.250    12/01/08      1,032,630
 1,000    Hodgkins, IL Tax Increment.................  9.500    12/01/09      1,081,900
 1,500    Hodgkins, IL Tax Increment Ser A Rfdg......  7.625    12/01/13      1,588,890
 1,500    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A...........................  8.500    12/01/15      1,653,555
   505    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...............................  8.000    11/15/06        521,569

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,000    Illinois Dev Fin Auth Solid Waste Disposal
          Rev........................................  5.950%   12/01/24   $  1,851,520
 1,000    Illinois Edl Fac Auth Rev Lake Forest
          College (Prerefunded @ 10/01/01) (FSA
          Insd)......................................  6.750    10/01/21      1,042,260
 1,000    Illinois Edl Fac Auth Rev Northwestern Univ
          Ser 1985 (Prerefunded @ 12/01/01)..........  6.900    12/01/21      1,047,000
 1,440    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................  5.500    08/15/19      1,262,592
 2,000    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................  5.500    08/15/25      1,699,420
 1,970    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj B (Prerefunded @ 10/01/02)
          (b)........................................  9.000    10/01/22      2,173,087
 4,050    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj Ser A (Prerefunded @ 10/01/02)
          (b)........................................  9.500    10/01/22      4,467,110
   460    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser D.................................  9.500    11/15/15        472,701
 1,000    Illinois Hlth Fac Auth Rev Northwestern Mem
          Hosp (b)...................................  6.750    08/15/11      1,036,980
 2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
          (Prerefunded @ 07/01/03) (b)...............  8.375    07/01/12      2,837,978
   100    Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).............................  9.025    02/01/18        105,500
 6,815    Illinois St Civic Cent (FSA Insd)..........  5.375    12/15/12      6,943,122
 5,750    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)......................................  5.250    12/15/28      5,324,098
 3,555    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Ser A
          Rfdg.......................................   *       12/15/15      1,530,036
 2,800    Regional Tran Auth IL Ser A (AMBAC Insd)...  8.000    06/01/17      3,587,836
 3,773    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (e).............................  8.375    10/15/16        981,094
 1,477    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (e).............................  8.375    10/15/16        383,906
 2,532    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................  7.250    10/15/24      2,322,787
   586    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................  7.250    10/15/09        556,262
 1,175    Robbins IL Res Recovery Rev Restructuring
          Proj Ser D.................................   *       10/15/09        549,421

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  650    Round Lake Beach, IL Tax Increment Rev
          Rfdg.......................................  7.200%   12/01/04   $    677,001
   500    Round Lake Beach, IL Tax Increment Rev
          Rfdg.......................................  7.500    12/01/13        518,805
 1,470    Saint Charles, IL Indl Dev Rev Tri-City
          Cent Proj..................................  7.500    11/01/13      1,486,817
 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)..........................   *       04/01/18        368,180
 2,370    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/14      1,090,958
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/15      1,841,694
                                                                           ------------
                                                                            102,300,902
                                                                           ------------
          INDIANA  1.8%
 1,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................  6.700    11/01/12        918,460
   570    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc...................................  7.000    07/01/12        600,313
 2,180    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc (Prerefunded @ 07/01/02)..........  7.000    07/01/12      2,309,797
 3,125    Indiana Bond Bank Spl Pgm Hendricks Redev
          Ser B (LOC: Canadian Imperial Bank Insd)...  6.200    02/01/23      3,183,062
 1,990    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................  7.125    06/01/34      1,794,104
   970    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
          Inc Proj...................................  6.300    12/01/23        828,283
 2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
          Inc Proj...................................  6.400    12/01/33      1,678,280
   550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..........................................  6.750    02/01/14        623,211
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev B............................   *       06/30/11         58,810
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/12         54,253
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/13         48,261
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/14         42,878
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/15         39,382

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          INDIANA (CONTINUED)
$  135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/16   $     37,716
   225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/17         57,983
 1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
          Med Cent Inc Rfdg (b)......................  8.500%   04/15/03      1,632,705
                                                                           ------------
                                                                             13,907,498
                                                                           ------------
          IOWA  0.6%
 1,905    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd) (b)...................  6.000    07/01/07      2,031,435
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd).......................  5.750    07/01/17      2,420,280
                                                                           ------------
                                                                              4,451,715
                                                                           ------------
          KANSAS  2.6%
 1,000    Newton, KS Hosp Rev Newton Hlthcare Corp
          Ser A (Prerefunded @ 11/15/04).............  7.750    11/15/24      1,124,240
 5,350    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.750    09/01/10      5,731,990
 6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.500    09/01/12      6,366,049
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.625    09/01/13      6,848,688
                                                                           ------------
                                                                             20,070,967
                                                                           ------------
          KENTUCKY  0.9%
 1,000    Bowling Green, KY Indl Dev Rev Coltec Inds
          Inc Rfdg...................................  6.550    03/01/09        981,590
 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd) (b)............................  8.395    10/01/08      3,055,500
 1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd).......  8.445    10/01/08      1,317,000
   715    Kentucky Hsg Corp Hsg Rev Ser D (FHA/ VA
          Gtd).......................................  7.450    01/01/23        734,627
   155    Kentucky St Tpk Auth Toll Rd Rev Ser A
          (Prerefunded @ 07/01/07)...................  5.500    07/01/07        161,535
   845    Kentucky St Tpk Auth Toll Rd Rev Ser A.....  5.500    07/01/07        846,428
                                                                           ------------
                                                                              7,096,680
                                                                           ------------
          LOUISIANA  1.9%
   500    Hodge, LA Util Rev Stone Container Corp Ser
          1990.......................................  9.000    03/01/10        510,720
 5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
          Rev (FSA Insd).............................   *       12/01/15      2,493,239

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          LOUISIANA (CONTINUED)
$1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985............. 10.000%   11/15/04   $  2,341,494
 1,000    Lake Charles, LA Harbor & Terminal Dist
          Port Fac Rev Trunkline Rfdg................  7.750    08/15/22      1,071,470
 2,065    Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg.......................  8.250    09/01/08      2,150,759
 3,000    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg...........................  5.250    01/01/05      2,883,480
 1,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21        990,660
   575    Port New Orleans, LA Indl Dev Rev Avondale
          Inds Inc Proj Rfdg.........................  8.250    06/01/04        598,770
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A.............  7.500    05/01/15      1,462,972
                                                                           ------------
                                                                             14,503,564
                                                                           ------------
          MASSACHUSETTS  2.9%
 1,185    Massachusetts Edl Ln Auth Rev Edl Ln Rev
          Muni Forwards Issue E Ser A (AMBAC Insd)...  7.000    01/01/10      1,231,298
 4,700    Massachusetts St Hlth & Edl Fac Auth Rev
          New England Med Cent Hosp Ser G (MBIA Insd)
          (f)........................................ 3.1/5.0   07/01/13      4,551,057
 1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
          Cent Inc Proj (Prerefunded @ 07/01/05).....  8.450    07/01/18      1,743,165
 5,355    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (c).....................  7.100    10/01/28      4,975,919
   955    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth Assoc Proj (Prerefunded @
          06/01/04)..................................  8.800    06/01/14      1,164,766
 9,000    Route 3 North Trans Impt Assoc MA Lease Rev
          (MBIA Insd)................................  5.375    06/15/33      8,561,250
                                                                           ------------
                                                                             22,227,455
                                                                           ------------
          MICHIGAN  2.2%
 3,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 07/01/06) (b)...........  6.200    07/01/17      3,821,825
   985    Detroit, MI Loc Dev Fin Auth Ser C.........  6.850    05/01/21        964,729
   650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (AMBAC Insd)................  6.250    07/01/12        676,806
 1,350    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (Prerefunded @ 07/01/02)
          (AMBAC Insd)...............................  6.250    07/01/12      1,414,193
 1,500    Grand Valley, MI St Univ Rev Gen (FGIC
          Insd)......................................  5.500    02/01/18      1,515,780

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MICHIGAN (CONTINUED)
$1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent...................  5.250%   05/15/26   $  1,019,886
 2,000    Michigan St Bldg Auth Rev Fac Proj Ser II
          (AMBAC Insd)...............................   *       10/15/11      1,133,260
 7,710    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (e)..........  8.000    12/01/27      1,542,018
 4,500    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj...............  7.500    01/01/21      4,637,340
                                                                           ------------
                                                                             16,725,837
                                                                           ------------
          MISSISSIPPI  0.9%
 5,000    Lowndes Cnty, MS Solid Waste Disp & Pollutn
          Ctl Rev Weyerhaeuser Co Rfdg...............  6.700    04/01/22      5,403,850
 1,090    Ridgeland, MS Urban Renewal Rev The Orchard
          Ltd Proj Ser A Rfdg........................  7.750    12/01/15      1,128,041
                                                                           ------------
                                                                              6,531,891
                                                                           ------------
          MISSOURI  1.4%
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A............................  5.750    10/01/06      2,935,954
 1,895    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
          John Knox Vlg Proj Rfdg & Impt (b).........  7.125    08/15/12      1,934,625
   945    Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev (MBIA
          Insd)......................................  7.250    06/01/04        993,771
 3,920    Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (Prerefunded @ 06/01/04) (MBIA Insd).......  7.250    06/01/14      4,338,225
   760    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A........................... 10.000    08/01/10        903,359
                                                                           ------------
                                                                             11,105,934
                                                                           ------------
          NEBRASKA  0.6%
   700    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)... 10.517    09/10/30        727,125
 2,900    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)...  9.305    10/17/23      3,059,500
   750    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)
          (c)........................................  8.502    09/15/24        782,812
                                                                           ------------
                                                                              4,569,437
                                                                           ------------
          NEVADA  0.6%
 5,000    Director St Nev Dept Business & Industry
          Las Vegas Monorail Proj....................  5.375    01/01/40      4,646,550
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW HAMPSHIRE  1.1%
$1,555    New Hampshire Higher Edl & Hlth Fac Auth
          Rev (b)....................................  8.800%   06/01/09   $  1,699,537
   890    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg......  6.100    07/01/09        876,588
 1,985    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg
          (Prerefunded @ 07/01/04)...................  7.625    07/01/16      2,187,311
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev New London Hosp Assn Proj..............  7.500    06/01/05      1,047,630
   920    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration..................  7.750    06/01/14        936,569
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A..............  6.875    10/01/19        932,920
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd)................................  6.750    11/01/11      1,105,360
                                                                           ------------
                                                                              8,785,915
                                                                           ------------
          NEW JERSEY  5.0%
   400    Atlantic City, NJ Brd Edl Sch (Prerefunded
          @ 12/01/02) (AMBAC Insd)...................  6.125    12/01/11        420,924
   250    Camden Cnty, NJ Impt Auth Lease Rev Cnty
          Gtd (Prerefunded @ 10/01/04) (MBIA Insd)...  6.150    10/01/14        268,720
 2,000    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig............................  8.400    04/01/24      1,947,720
   250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)......................................  6.600    12/01/07        273,450
   370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)....  5.375    09/01/10        382,939
   250    Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)...........................  6.600    12/01/21        260,818
   250    Lacey Muni Util Auth NJ Wtr Rev
          (Prerefunded @ 12/01/04) (MBIA Insd).......  6.250    12/01/24        270,160
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd)................................  6.520    09/19/19      3,367,812
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)...........................  6.250    08/15/10      6,663,371
   500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10        492,550
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg.....................  8.400    12/15/15      1,950,460
   210    New Jersey Econ Dev Auth Pollutn Ctl Rev
          Pub Svcs Elec & Gas Co Proj A (MBIA
          Insd)......................................  6.400    05/01/32        219,263

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A...................  8.500%   11/01/16   $  1,997,622
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
          Corp (FSA Insd)............................  6.250    07/01/14        371,399
 1,000    New Jersey Econ Dev Auth Rev United
          Methodist Homes (Prerefunded @ 07/01/05)...  7.500    07/01/20      1,130,580
 1,000    New Jersey Econ Dev Auth Rev United
          Methodist Homes Oblig Ser A (Prerefunded @
          07/01/05)..................................  7.500    07/01/25      1,130,580
   170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
          Insd)......................................  6.250    07/01/21        178,119
   230    New Jersey Hlthcare Fac Fin Auth Rev
          (Prerefunded @ 07/01/04) (AMBAC Insd)......  6.250    07/01/21        246,687
   490    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg..........  6.800    07/01/11        512,486
   700    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).........  7.000    07/01/04        756,399
   400    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).........  7.000    07/01/06        444,928
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............  6.000    07/01/06        267,045
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............  6.750    07/01/19        283,057
   400    New Jersey Sports & Exposition Auth
          Convention Cent Luxury Tax Rev Ser A Rfdg
          (Prerefunded @ 07/01/02) (MBIA Insd).......  6.250    07/01/20        419,504
   250    New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (Prerefunded @ 07/01/01)
          (MBIA Insd)................................  6.700    07/01/21        259,148
   265    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser K (MBIA Insd)....................  6.375    10/01/26        272,338
   500    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser O (MBIA Insd)....................  6.300    10/01/23        513,935
 3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
          (MBIA Insd)................................  6.500    01/01/16      3,906,961
 2,700    New Jersey St Tran Tr Fd Auth Tran Sys Ser
          A..........................................  5.250    06/15/11      2,752,056

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$5,735    New Jersey Str Tran Corp Fed Tran Admin
          Grants Ser A...............................  5.750%   09/15/10   $  6,125,726
   300    Union City, NJ (FSA Insd)..................  6.375    11/01/10        338,061
                                                                           ------------
                                                                             38,424,818
                                                                           ------------
          NEW YORK  9.0%
 5,000    Metropolitan Tran Auth NY Svcs Contract
          Tran Fac Ser 5 Rfdg........................  7.000    07/01/12      5,175,900
 1,000    New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj
          (Prerefunded @ 07/01/03)...................  7.000    07/01/23      1,066,040
 4,100    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B..............................  5.000    06/15/17      3,828,580
 5,000    New York City Ser A........................  7.000    08/01/07      5,562,150
21,860    New York City Ser B (c)....................  5.875    08/01/15     22,875,397
   945    New York City Ser C (Prerefunded @
          08/01/02)..................................  6.500    08/01/04        992,619
 4,055    New York City Ser C........................  6.500    08/01/04      4,232,568
   640    New York City Ser C Subser C1 (Prerefunded
          @ 08/01/02)................................  7.500    08/01/20        683,546
 2,000    New York City Ser D Rfdg...................  8.000    02/01/05      2,258,240
 2,200    New York City Ser E........................  5.700    08/01/08      2,293,258
 2,295    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A..................................  5.750    02/15/11      2,385,216
 2,285    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A..................................  5.750    02/15/12      2,360,702
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).........................  8.001    04/01/20      2,737,500
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Co Ser B (Inverse
          Fltg)......................................  9.077    07/01/26      3,431,250
 2,000    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
          (FGIC Insd)................................  7.200    07/01/29      2,175,860
   185    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A........................  7.750    08/15/11        190,613
   175    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C........................  7.300    02/15/21        181,865
 3,000    New York St Twy Auth Svcs Rev Loc Hwy &
          Brdg (AMBAC Insd) (c)......................  5.500    04/01/11      3,122,670

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,400    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg...............................  5.625%   01/01/07   $  2,466,360
 1,200    Port Auth NY & NJ Cons 95th Ser............  6.125    07/15/22      1,233,984
                                                                           ------------
                                                                             69,254,318
                                                                           ------------
          OHIO  0.7%
   500    Cleveland, OH Pkg Fac Rev Impt (Prerefunded
          @ 09/15/02)................................  8.000    09/15/12        541,205
   220    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg..................  8.500    01/01/03        224,600
 1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
          Dublin, OH Rfdg............................  5.625    11/01/22      1,476,143
 1,000    Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC Insd)...  6.375    04/01/29      1,033,150
 2,000    Ohio St Solid Waste Rev CSC Ltd Proj (e)...  8.500    08/01/22        560,000
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (b)............................  8.250    10/01/14        793,200
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................  9.000    06/01/21        395,280
                                                                           ------------
                                                                              5,023,578
                                                                           ------------
          OKLAHOMA  0.6%
 1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
          (Prerefunded @ 12/01/09) (FSA Insd)........  5.250    12/01/22      2,063,397
 1,560    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)..............  7.997    08/01/18      1,719,916
 1,000    Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc........................................  7.600    12/01/30      1,027,940
                                                                           ------------
                                                                              4,811,253
                                                                           ------------
          OREGON  1.7%
13,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)......................................  5.750    08/01/18     13,347,750
                                                                           ------------

          PENNSYLVANIA  6.0%
 5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd) (b)...................  5.650    05/15/20      4,895,200
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................  7.270    06/18/15      2,612,500
   845    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.....  8.000    08/01/12        870,806
 1,180    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg.............................  7.875    12/01/13      1,213,453
 1,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev........................................  6.750    07/01/29        877,570

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev (Embedded Swap) (AMBAC Insd)......  5.380%   06/01/12   $  3,146,070
 1,000    Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.......................  6.300    01/01/13        928,160
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)......................................  8.963    09/01/26      5,962,500
 3,500    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev.................................  4.500    07/15/21      2,889,705
   660    Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev...................................  7.250    03/01/24        635,540
 4,000    Philadelphia, PA Sch Dist Ser D Rfdg (MBIA
          Insd) (c)..................................  5.625    03/01/10      4,215,040
11,000    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Excise Tax Rev (AMBAC
          Insd)......................................  4.500    02/01/29      8,936,620
 5,465    Pittsburgh, PA Wtr & Swr Auth Rev Ser C
          (FSA Insd).................................  5.125    09/01/23      5,011,241
 1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A......................................  6.000    12/01/13      1,548,499
 1,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Allied Svcs Rehab Hosp Ser A...........  7.375    07/15/08      1,040,720
   500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Moses Taylor Hosp Proj (Prerefunded @
          07/01/01)..................................  8.250    07/01/09        523,310
   965    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A...  6.100    06/01/03        957,888
                                                                           ------------
                                                                             46,264,822
                                                                           ------------
          RHODE ISLAND  0.6%
 1,930    Providence, RI Redev Agy Ctfs Partn Ser
          A..........................................  8.000    09/01/24      1,991,991
 1,820    Rhode Island St Econ Dev Corp Rev..........  7.250    07/01/10      1,812,174
   505    West Warwick, RI Ser A.....................  7.300    07/15/08        539,310
                                                                           ------------
                                                                              4,343,475
                                                                           ------------
          SOUTH CAROLINA  0.6%
 3,000    Charleston Cnty, SC Hlth Fac Rev...........  5.400    04/01/04      2,910,300
 2,000    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldg.......................................  6.950    08/10/28        980,000
 1,070    Piedmont Muni Pwr Agy SC Elec Rev..........  5.000    01/01/25        860,901
                                                                           ------------
                                                                              4,751,201
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          SOUTH DAKOTA  0.1%
$1,000    South Dakota St Hlth & Edl Fac Auth Rev
          Huron Regl Med Cent........................  7.250%   04/01/20   $  1,011,980
                                                                           ------------

          TENNESSEE  0.8%
 4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Hosp First Mtg Ser B.......................  7.750    07/01/29      3,934,160
 2,000    Springfield, TN Hlth & Edl Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06)
          (b)........................................  8.500    04/01/24      2,398,040
                                                                           ------------
                                                                              6,332,200
                                                                           ------------
          TEXAS  8.8%
 5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA
          Insd)......................................   *       05/15/16      2,355,488
   120    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj.......................................  9.250    07/01/08        122,617
 1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev...............................  7.600    12/01/17      1,874,961
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp.................  7.000    05/01/21        586,570
 1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Prerefunded @
          05/01/03) (b)..............................  7.900    05/01/18      1,613,010
   222    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)............................  8.200    04/01/22        226,718
 3,100    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd) (b)............  4.900    10/01/15      2,867,128
 1,675    Cedar Hill, TX Indpt Sch Dist Cap Apprec
          Rfdg.......................................   *       08/15/15        702,445
   625    Clear Creek, TX Indpt Sch Dist (Prerefunded
          @ 02/01/01)................................  6.250    02/01/11        628,863
   250    Coastal Wtr Auth TX Conveyance Sys Rev
          (AMBAC Insd)...............................  6.250    12/15/17        252,478
   940    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................  7.500    11/01/25        960,699
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................  6.375    05/01/35      1,946,840
   250    El Paso, TX Hsg Auth Multi-Family Rev Ser
          A..........................................  6.250    12/01/09        254,575
    60    Galveston, TX Ppty Fin Auth Single Family
          Mtg Rev Ser A..............................  8.500    09/01/11         64,798
 7,350    Grapevine Colleyville Indpt Sch Dist TX....   *       08/15/11      4,165,098

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
          Sys Proj Rfdg..............................  7.125%   06/01/15   $  1,323,937
   250    Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01)...................  8.000    08/01/14        257,175
   375    Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01)...................  7.100    07/01/21        389,621
   250    Lockhart, TX Correctional Fac Fin Corp Rev
          (Prerefunded @ 04/01/01) (MBIA Insd).......  6.625    04/01/12        252,808
 7,500    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/14      8,125,575
 6,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/15      6,714,125
 3,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/16      3,461,737
 2,000    Montgomery Cnty, TX Muni Util Dist No 47
          Wtrwks & Swr (AMBAC Insd)..................  4.750    10/01/24      1,709,660
 3,500    North Central TX Hlth Fac Dev Corp Rev
          Presbyterian Hlthcare Sys Ser C (Inverse
          Fltg) (Prerefunded @ 06/19/01) (MBIA
          Insd)......................................  8.795    06/22/21      3,736,250
   750    Northwest Harris Cnty, TX Muni Util Dist No
          23 (Prerefunded @ 04/01/01)................  8.100    10/01/15        763,658
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt................................  7.000    05/15/28        237,990
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt (Prerefunded @ 05/15/03).......  7.000    05/15/28        268,368
   211    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/09        215,589
   500    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/19        510,715
   500    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/24        510,715
   819    Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs.......................................  7.500    02/15/13        838,004
    20    Texas Hsg Agy Single Family Mtg Rev Ser A
          Rfdg.......................................  7.150    09/01/12         20,616
 5,430    Texas St College Student Ln................  5.000    08/01/23      4,768,300
 6,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized) (b)........................  8.953    07/02/24      6,675,000
   105    Texas St Higher Edl Brd College Sr Lien....  7.700    10/01/25        107,886

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$4,025    Texas St Higher Edl Coordinating Brd
          College Student Ln.........................   *       10/01/25   $  4,102,199
   990    Texas St Vet Hsg Assist (MBIA Insd)........  6.800%   12/01/23      1,030,451
 2,250    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics...  8.200    03/15/21      2,317,432
 1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj.......................................  7.500    12/01/29        998,670
                                                                           ------------
                                                                             67,958,769
                                                                           ------------
          UTAH  2.4%
 2,965    Bountiful, UT Hosp Rev South Davis Cmnty
          Hosp Proj (Prerefunded @ 06/15/04) (b).....  9.500    12/15/18      3,529,121
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  7.800    09/01/15      1,186,248
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  8.000    09/01/20        884,590
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  7.800    09/01/25        857,030
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg.......................................  6.150    02/15/12     11,737,110
   255    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A1 (FHA Gtd)...........................  7.100    07/01/14        259,937
   345    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A2 (FHA Gtd)...........................  7.200    01/01/27        359,287
                                                                           ------------
                                                                             18,813,323
                                                                           ------------
          VERMONT  0.1%
 1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
          Bennington College Proj....................  6.625    10/01/29        990,460
                                                                           ------------

          VIRGINIA  2.4%
 4,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg (b)...................  6.375    04/01/34      3,680,840
 3,850    Charles City Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Waste Mgmt VA Inc Proj
          Rfdg.......................................  4.875    02/01/09      3,395,007
 1,750    Fredericksburg, VA Indl Dev Auth Hosp Facs
          Rev (Inverse Fltg) (Prerefunded @ 08/15/01)
          (FGIC Insd)................................  8.455    08/15/23      1,874,687
 2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....  6.800    03/01/14      2,232,464
 1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....  6.900    03/01/19      1,075,430

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          VIRGINIA (CONTINUED)
$3,000    Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg..........................  6.900%   05/02/22   $  1,470,000
 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd) (b)........  6.250    07/01/20      5,105,650
                                                                           ------------
                                                                             18,834,078
                                                                           ------------
          WASHINGTON  0.9%
 1,250    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (FGIC Insd)..................  7.125    07/01/16      1,461,063
 1,555    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser C Rfdg (FSA Insd)........  5.375    07/01/15      1,534,614
 3,750    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (FSA Insd)........  5.375    07/01/15      3,700,837
                                                                           ------------
                                                                              6,696,514
                                                                           ------------
          WEST VIRGINIA  1.0%
 4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd)....  6.100    01/01/18      4,056,080
 1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
          Bulls (Embedded Swap) (MBIA Insd)..........  5.000    01/01/18      1,553,325
 5,150    West Virginia Str Cap Apprec-
          Infrastructure Ser A.......................   *       11/01/19      1,732,305
                                                                           ------------
                                                                              7,341,710
                                                                           ------------
          WISCONSIN  0.3%
   750    Jefferson, WI Swr Sys Wtrwrks & Elec Sys
          Mtg Rev (Prerefunded @ 07/01/01)...........  7.400    07/01/16        766,155
 1,050    Wisconsin Hsg & Econ Dev Auth Home
          Ownership Rev Rfdg (Inverse Fltg)..........  9.550    10/25/22      1,111,687
   480    Wisconsin St Hlth & Edl Fac Auth Rev Hess
          Mem Hosp Assn (ACA Insd)...................  7.200    11/01/05        498,269
                                                                           ------------
                                                                              2,376,111
                                                                           ------------
          GUAM  0.0%
   250    Guam Govt Ser A............................  5.750    09/01/04        250,648
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          PUERTO RICO  0.3%
$1,250    Puerto Rico Comwlth Hwy & Tran Auth Tran
          Rev Ser A..................................  4.750%   07/01/38   $  1,048,900
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04)...................  6.375    07/01/24        272,557
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U
          Rfdg.......................................  6.000    07/01/14        261,015
   300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Ser M Rfdg (FSA Insd).............  5.750    07/01/15        308,181
                                                                           ------------
                                                                              1,890,653
                                                                           ------------
          MARIANA ISLANDS  0.1%
   150    Northern Mariana Islands Pub Sch Sys Proj
          Ser A......................................  5.125    10/01/07        155,900
   400    Northern Mariana Islands Pub Sch Sys Proj
          Ser A......................................  5.125    10/01/08        416,240
                                                                           ------------
                                                                                572,140
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $761,761,169)...................................................    756,301,127
SHORT-TERM INVESTMENTS  3.5%
  (Cost $26,970,000)....................................................     26,970,000
                                                                           ------------
TOTAL INVESTMENTS  101.5%
  (Cost $788,731,169)...................................................    783,271,127
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5)%...........................    (11,642,732)
                                                                           ------------

NET ASSETS  100.0%......................................................   $771,628,395
                                                                           ============

 * Zero coupon bond.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may not be resold except in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

(e) Non-income producing security.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $788,731,169).......................  $783,271,127
Cash........................................................        54,507
Receivables:
  Interest..................................................    11,778,569
  Investments Sold..........................................     8,375,816
  Fund Shares Sold..........................................       127,699
Other.......................................................        35,824
                                                              ------------
    Total Assets............................................   803,643,542
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    27,782,589
  Income Distributions......................................     1,423,045
  Fund Shares Repurchased...................................     1,201,748
  Distributor and Affiliates................................       811,881
  Investment Advisory Fee...................................       308,339
Trustees' Deferred Compensation and Retirement Plans........       324,377
Accrued Expenses............................................       163,168
                                                              ------------
    Total Liabilities.......................................    32,015,147
                                                              ------------
NET ASSETS..................................................  $771,628,395
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $808,732,755
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (566,519)
Net Unrealized Depreciation.................................    (5,460,042)
Accumulated Net Realized Loss...............................   (31,077,799)
                                                              ------------
NET ASSETS..................................................  $771,628,395
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $688,301,544 and 48,960,567 shares of
    beneficial interest issued and outstanding).............  $      14.06
    Maximum sales charge (4.75%* of offering price).........           .70
                                                              ------------
    Maximum offering price to public........................  $      14.76
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $69,508,559 and 4,946,318 shares of
    beneficial interest issued and outstanding).............  $      14.05
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,818,292 and 984,208 shares of
    beneficial interest issued and outstanding).............  $      14.04
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 52,805,644
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,916,970
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,741,963, $827,809 and $154,317)..........     2,724,089
Shareholder Services........................................       505,347
Trustees' Fees and Related Expenses.........................       121,222
Custody.....................................................       104,107
Legal.......................................................        82,114
Other.......................................................       581,360
                                                              ------------
    Total Operating Expenses................................     8,035,209
    Less Credits Earned on Cash Balances....................        67,953
                                                              ------------
    Net Operating Expenses..................................     7,967,256
    Interest Expense........................................        88,086
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 44,750,302
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(14,910,163)
  Options...................................................        12,713
  Futures...................................................       983,206
                                                              ------------
Net Realized Loss...........................................   (13,914,244)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     6,301,745
  End of the Period:
    Investments.............................................    (5,460,042)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,761,787)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(25,676,031)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 19,074,271
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                 SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                 ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  44,750,302        $   50,038,687
Net Realized Loss...............................     (13,914,244)           (5,874,518)
Net Unrealized Depreciation During the Period...     (11,761,787)          (84,600,975)
                                                   -------------        --------------
Change in Net Assets from Operations............      19,074,271           (40,436,806)
                                                   -------------        --------------

Distributions from Net Investment Income........     (45,441,909)          (51,629,129)
Distributions in Excess of Net Investment
  Income........................................        (607,917)                  -0-
                                                   -------------        --------------
Total Distributions from and in Excess of Net
  Investment Income*............................     (46,049,826)          (51,629,129)
                                                   -------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (26,975,555)          (92,065,935)
                                                   -------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................     122,371,500           753,276,652
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      27,736,194            27,273,773
Cost of Shares Repurchased......................    (253,088,708)         (789,074,743)
                                                   -------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    (102,981,014)           (8,524,318)
                                                   -------------        --------------
TOTAL DECREASE IN NET ASSETS....................    (129,956,569)         (100,590,253)
NET ASSETS:
Beginning of the Period.........................     901,584,964         1,002,175,217
                                                   -------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($566,519) and $691,607, respectively)........   $ 771,628,395        $  901,584,964
                                                   =============        ==============

* Distributions by Class:
------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares................................   $ (41,154,914)       $  (43,701,298)
  Class B Shares................................      (4,125,174)           (7,150,083)
  Class C Shares................................        (769,738)             (777,748)
                                                   -------------        --------------
                                                   $ (46,049,826)       $  (51,629,129)
                                                   =============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                         YEAR        YEAR       MONTHS            YEAR ENDED
                                         ENDED       ENDED       ENDED           DECEMBER 31,
            CLASS A SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                         2000        1999        1998       1997     1996     1995
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $14.50      $15.99      $15.77     $15.27   $15.55   $14.26
                                        ------      ------      ------     ------   ------   ------
  Net Investment Income...............     .79         .82         .66        .85      .90      .87
  Net Realized and Unrealized
    Gain/Loss.........................    (.42)      (1.46)        .20        .50     (.30)    1.30
                                        ------      ------      ------     ------   ------   ------
Total from Investment Operations......     .37        (.64)        .86       1.35      .60     2.17
Less Distributions from and in Excess
  of Net Investment Income............     .81         .85         .64        .85      .88      .88
                                        ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....  $14.06      $14.50      $15.99     $15.77   $15.27   $15.55
                                        ======      ======      ======     ======   ======   ======

Total Return (a)......................   2.69%      -4.25%       5.62%*     9.14%    4.07%   15.61%
Net Assets at End of the Period (In
  millions)...........................  $688.3      $777.5      $788.7     $766.2   $792.3   $839.7
Ratio of Operating Expenses to Average
  Net Assets (b)......................    .89%        .88%        .84%       .89%     .94%     .99%
Ratio of Interest Expense to Average
  Net Assets..........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b)..............   5.58%       5.34%       5.63%      5.54%    5.93%    5.86%
Portfolio Turnover....................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                        YEAR        YEAR       MONTHS            YEAR ENDED
                                        ENDED       ENDED       ENDED           DECEMBER 31,
           CLASS B SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                        2000        1999        1998       1997     1996     1995
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.49      $15.98      $15.76     $15.27   $15.55   $14.26
                                       ------      ------      ------     ------   ------   ------
  Net Investment Income..............     .68         .71         .57        .73      .78      .76
  Net Realized and Unrealized
    Gain/Loss........................    (.42)      (1.47)        .20        .50     (.29)    1.30
                                       ------      ------      ------     ------   ------   ------
Total from Investment Operations.....     .26        (.76)        .77       1.23      .49     2.06
Less Distributions from and in Excess
  of Net Investment Income...........     .70         .73         .55        .74      .77      .77
                                       ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.05      $14.49      $15.98     $15.76   $15.27   $15.55
                                       ======      ======      ======     ======   ======   ======

Total Return (a).....................   1.90%      -4.95%       5.05%*     8.27%    3.29%   14.74%
Net Assets at End of the Period (In
  millions)..........................  $ 69.5      $106.6      $197.9     $211.2   $211.0   $216.6
Ratio of Operating Expenses to
  Average Net Assets (b).............   1.67%       1.63%       1.62%      1.65%    1.70%    1.73%
Ratio of Interest Expense to Average
  Net Assets.........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b).............   4.86%       4.57%       4.85%      4.78%    5.17%    5.09%
Portfolio Turnover...................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                        YEAR        YEAR       MONTHS            YEAR ENDED
                                        ENDED       ENDED       ENDED           DECEMBER 31,
           CLASS C SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                        2000        1999        1998       1997     1996     1995
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.48      $15.96      $15.75     $15.25   $15.55   $14.26
                                       ------      ------      ------     ------   ------   ------
  Net Investment Income..............     .68         .70         .57        .73      .78      .77
  Net Realized and Unrealized
    Gain/Loss........................    (.42)      (1.45)        .19        .51     (.31)    1.29
                                       ------      ------      ------     ------   ------   ------
Total from Investment Operations.....     .26        (.75)        .76       1.24      .47     2.06
Less Distributions from and in Excess
  of Net Investment Income...........     .70         .73         .55        .74      .77      .77
                                       ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.04      $14.48      $15.96     $15.75   $15.25   $15.55
                                       ======      ======      ======     ======   ======   ======

Total Return (a).....................   1.91%      -4.90%       4.99%*     8.34%    3.16%   14.74%
Net Assets at End of the Period (In
  millions)..........................  $ 13.8      $ 17.5      $ 15.5     $ 15.3   $ 12.9   $ 11.2
Ratio of Operating Expenses to
  Average Net Assets (b).............   1.66%       1.63%       1.62%      1.66%    1.70%    1.72%
Ratio of Interest Expense to Average
  Net Assets.........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b).............   4.84%       4.55%       4.86%      4.75%    5.17%    5.24%
Portfolio Turnover...................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $21,362,107 which will expire between September 30, 2003 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $788,731,169; the aggregate gross unrealized appreciation is $30,951,701 and the aggregate gross unrealized depreciation is $36,411,743, resulting in net unrealized depreciation on long- and short-term investments of $5,460,042.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $41,398, were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $67,953 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                          % PER ANNUM
First $500 million..........................................         .50 of 1%
Over $500 million...........................................         .45 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $47,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $76,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $430,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $718,378,933, $75,171,676 and
$15,182,146 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                             SHARES           VALUE
Sales:
  Class A................................................    7,623,934    $ 107,246,548
  Class B................................................      896,369       12,634,470
  Class C................................................      176,919        2,490,482
                                                           -----------    -------------
Total Sales..............................................    8,697,222      122,371,500
                                                           ===========    =============
Dividend Reinvestment:
  Class A................................................    1,782,054    $  25,019,151
  Class B................................................      158,622        2,229,310
  Class C................................................       34,722          487,733
                                                           -----------    -------------
Total Dividend Reinvestment..............................    1,975,398       27,736,194
                                                           ===========    =============
Repurchases:
  Class A................................................  (14,055,390)   $(198,258,492)
  Class B................................................   (3,462,689)     (48,701,589)
  Class C................................................     (436,485)      (6,128,627)
                                                           -----------    -------------
Total Repurchases........................................  (17,954,564)   $(253,088,708)
                                                           ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

At September 30, 1999, capital aggregated $784,371,726, $109,009,485 and
$18,332,558 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   46,553,762    $ 718,745,672
  Class B...............................................    1,694,567       26,081,104
  Class C...............................................      554,621        8,449,876
                                                          -----------    -------------
Total Sales.............................................   48,802,950    $ 753,276,652
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,513,632    $  23,151,168
  Class B...............................................      240,540        3,697,605
  Class C...............................................       27,857          425,000
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,782,029    $  27,273,773
                                                          ===========    =============
Repurchases:
  Class A...............................................  (43,778,916)   $(676,460,122)
  Class B...............................................   (6,966,979)    (107,374,098)
  Class C...............................................     (345,002)      (5,240,523)
                                                          -----------    -------------
Total Repurchases.......................................  (51,090,897)   $(789,074,743)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 1,785,014 and 5,171,230 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $61,700 and CDSC on redeemed shares of approximately $220,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $359,059,326 and $559,516,603, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    10,750       104,069
Options Terminated in Closing Transactions (Net)............      (750)     (302,531)
Options Expired (Net).......................................   (10,500)      182,976
                                                               -------     ---------
Outstanding at September 30, 2000...........................       -0-     $     -0-
                                                               =======     =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................        525
Futures Opened..............................................      2,085
Futures Closed..............................................     (2,610)
                                                                 ------
Outstanding at September 30, 2000...........................        -0-
                                                                 ======

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $746,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $1,474,186 with an average interest rate of 5.98%. At September 30, 2000, the Fund did not have any outstanding borrowings under the agreement.

                                                                    INF SAI 1/01

                      STATEMENT OF ADDITIONAL INFORMATION


               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND


     Van Kampen Intermediate Term Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-21
Other Agreements............................................   B-22
Distribution and Service....................................   B-22
Transfer Agent..............................................   B-25
Portfolio Transactions and Brokerage Allocation.............   B-25
Shareholder Services........................................   B-27
Redemption of Shares........................................   B-29
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-30
Taxation....................................................   B-31
Fund Performance............................................   B-34
Other Information...........................................   B-38
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-14



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                      NAME AND ADDRESS                         OWNERSHIP AT       CLASS     PERCENTAGE
                         OF HOLDER                            JANUARY 3, 2001   OF SHARES   OWNERSHIP
------------------------------------------------------------  ---------------   ---------   ----------
Edward Jones & Co. .........................................      447,207           A          18%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts, MO 63043-3009
Salomon Smith Barney, Inc. .................................       62,021           B           6%
 333 West 34th St. 3rd fl.
 New York, New York 10001
MLPF&S For The Sole Benefit of Its Customers................      263,974           B          26%
 ATTN: Fund Administration 97FU2                                  150,570           C          18%
 4800 Deer Lake Dr. E 2nd FL
 Jacksonville, FL 32246-6484
Stanley J. Holuba & Robert J. Holuba Tr.....................       51,168           C           6%
Stanton Chemicals Trust
 DTD 10/31/86 FBO Angela Holuba
 2 N Hackensack Ave
 Kearny, NJ 07032-4611
Donald Lufkin Jenrette Securities Corp. Inc. ...............       74,319           C           9%
 P.O. Box 2052
 Jersey City, NJ 07303-2052
Sea Gardens Beach and Tennis................................       42,294           C           5%
Resort Condo Assoc Inc
Waterfalls
C/O Ken Paul
 6400 North Andrews Avenue
 Ft Lauderdale, FL 33309-2172
Edward Jones and Co.........................................       59,310           C           7%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Heights, MO 63043-3009

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund generally expects to be invested in municipal securities with a weighted-average portfolio life of three to ten years. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.


     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at

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


any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

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

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


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

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the

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

underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component
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transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Stephen L. Boyd......................  Vice President and Chief Investment Officer of Van Kampen
  Executive Vice President and Chief   Investments, and President and Chief Operating Officer of
  Investment Officer                   the Advisers. Executive Vice President and Chief
  Date of Birth: 11/16/40              Investment Officer of each of the funds in the Fund
  Age: 60                              Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Adviser. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital Management,
                                       Inc.
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Vice President and Secretary         Director of Van Kampen Investments, the Advisers, Van
  Date of Birth: 12/14/56              Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 44                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Vice President                       Director of Van Kampen Investments, the Advisers, the
  Date of Birth: 10/22/55              Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 45                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 06/15/52              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Age: 48                              Co- head of Municipal Investments and Director of Research of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 05/15/53              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Age: 47                              investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of the Adviser
                                       and Van Kampen Management Inc. since June 1995 and Senior
                                       Vice President of Van Kampen Advisors Inc. since June
                                       2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Vice President, Chief                Advisers. Vice President, Chief Financial Officer and
  Financial Officer                    Treasurer of each of the funds in the Fund Complex and
  and Treasurer                        certain other investment companies advised by the Advisers
  Date of Birth: 08/20/55              or their affiliates.
  Age: 45

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John Zimmermann, III.................  Senior Vice President and Director of Van Kampen
  Vice President                       Investments, President and Director of the Distributor and
  Date of Birth: 11/25/57              President of Van Kampen Insurance Agency of Illinois Inc.
  Age: 43                              Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Senior Vice President
                                       of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                         ---------------------------------------------------------------
                                                                                      AGGREGATE
                                                              AGGREGATE           ESTIMATED MAXIMUM           TOTAL
                                   AGGREGATE                 PENSION OR            ANNUAL BENEFITS        COMPENSATION
                                  COMPENSATION           RETIREMENT BENEFITS        FROM THE FUND        BEFORE DEFERRAL
                                BEFORE DEFERRAL          ACCRUED AS PART OF         COMPLEX UPON            FROM FUND
        NAME(1)              FROM THE REGISTRANT(2)          EXPENSES(3)            RETIREMENT(4)          COMPLEX(5)
        -------              ----------------------      -------------------      -----------------      ---------------
J. Miles Branagan                   $11,948                    $48,349                 $60,000              $123,400
Jerry D. Choate                      11,948                     17,925                  60,000               123,400
Linda Hutton Heagy                   11,948                      5,242                  60,000               123,400
R. Craig Kennedy                     11,948                      3,556                  60,000               123,400
Jack E. Nelson                       11,948                     24,881                  60,000               123,400
Phillip B. Rooney                    11,948                      8,458                  60,000               123,400
Wayne W. Whalen                      11,948                     17,005                  60,000               123,400
Suzanne H. Woolsey                   10,548                     11,238                  60,000               123,400


---------------


(1) Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund
   Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.




                                                                         TABLE A


           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939   $16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but it is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, the Adviser received approximately $211,500, $220,600, and $139,300 respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Advisory Corp. received approximately $26,000, $57,300, and $45,400, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999, and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $13,500, $2,600 and $1,700, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 2000........................    $ 26,978         $  277
Fiscal Year Ended September 30, 1999........................    $  4,303         $  126
Fiscal Period Ended September 30, 1998......................    $100,892         $3,044

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $25,000..........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000.............................      2.75%           2.83%          2.50%
$250,000 but less than $500,000............................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000..........................      1.50%           1.52%          1.25%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $49,163 and $13,565 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.57% and 0.21% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $70,155 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $92,997 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $68,697 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $24,300 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $55,574 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $32,515 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $23,059 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                         MORGAN      DEAN
                                                              BROKERS   STANLEY     WITTER
                                                              -------   --------   --------
Commission paid:
  Fiscal year ended September 30, 2000......................      --       --         --
  Fiscal year ended September 30, 1999......................  $4,640       --         --
  Fiscal period ended September 30, 1998....................  $1,600       --         --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........               --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................               --         --



     During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an

"Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that the Funds are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contribution or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charges" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.


GENERAL


     The federal, income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result similar studies in the future. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was 0.78%, (ii) the five-year period ended September 30, 2000 was 4.21% and (iii) the approximately seven-year, four month period from May 28, 1993 (the commencement of distribution for Class A Shares of the Fund) through September 30, 2000 was 5.04%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 4.70%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 4.35%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 6.80%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 43.67%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 48.56%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was 0.48%, (ii) the five-year period ended September 30, 2000 was 4.17% and (iii) the approximately seven-year, four month period from May 28, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.90%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 4.09%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 3.79%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 5.92%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (the commencement of distribution for Class B Shares of the Fund) through to September 30, 2000 was 40.87%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (the commencement of distribution for Class B Shares of the Fund) through to September 30, 2000 was 40.87%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 2.36%, (ii) the five-year period ended September 30, 2000 was 4.17% and (iii) the six-year, eleven month period from October 19, 1993 (the commencement of distribution of Class C Shares of the
Fund) through September 30, 2000 was 3.98%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 4.09%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 3.79%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 5.92%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (the commencement of distribution of Class C Shares of the
Fund) through to September 30, 2000 was 31.25%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (the commencement of distribution of Class C Shares of the
Fund) through to September 30, 2000 was 31.25%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 11, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  103.7%
          ALABAMA  1.2%
$  465    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth (Prerefunded @ 12/01/08)............... 7.500%   12/01/08   $   512,416
                                                                           -----------

          ALASKA  0.6%
   250    Seward, AK Rev AK Sealife Cent Proj......... 7.100    10/01/05       252,358
                                                                           -----------

          ARIZONA  3.7%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................... 7.250    04/01/05       506,005
   990    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10     1,042,836
                                                                           -----------
                                                                             1,548,841
                                                                           -----------
          CALIFORNIA  3.5%
   305    California Edl Fac Auth Rev Pacific Grad
          School...................................... 6.950    11/01/07       313,927
 1,000    California St (AMBAC Insd).................. 6.400    09/01/08     1,134,300
                                                                           -----------
                                                                             1,448,227
                                                                           -----------
          COLORADO  12.5%
   290    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................... 6.800    07/01/09       285,557
    74    Colorado Hsg Fin Auth Access Pgm Single
          Family Pgm Ser E............................ 8.125    12/01/24        77,206
 1,000    Denver, CO City & Cnty Ctfs Partn Ser B
          (AMBAC Insd)................................ 5.000    12/01/11       999,510
 1,000    Denver, CO City & Cnty Arpt Rev Ser A....... 7.400    11/15/04     1,088,080
 1,630    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.125    12/01/14     1,597,726
 1,160    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.250    12/01/15     1,147,368
                                                                           -----------
                                                                             5,195,447
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CONNECTICUT  1.4%
$  145    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (Escrowed to Maturity), 144A--Private
          Placement (a)............................... 6.500%   09/01/06   $   159,096
   415    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies............................ 7.250    07/01/09       416,996
                                                                           -----------
                                                                               576,092
                                                                           -----------
          FLORIDA  5.5%
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B1 (AMBAC Insd)......................... 6.750    08/01/14     1,206,522
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Cent Partner Rfdg................... 8.125    12/01/07       198,404
   200    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.125    07/01/06       208,224
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg................................... 7.125    11/01/06       325,983
   340    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev......................................... 7.250    05/01/03       347,742
                                                                           -----------
                                                                             2,286,875
                                                                           -----------
          GEORGIA  4.7%
 1,430    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized) (c)......................... 6.625    01/01/25     1,494,550
   475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlth Care Sys Proj.................. 6.000    10/01/08       453,240
                                                                           -----------
                                                                             1,947,790
                                                                           -----------
          ILLINOIS  4.8%
   350    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg................................... 7.000    01/01/06       360,315
   405    Chicago, IL Tax Increment Allocation San
          Drainage & Ship Canal A..................... 7.375    01/01/05       413,298
   545    Clay Cnty, IL Hosp Rev...................... 5.500    12/01/10       481,802
    90    Danville, IL Single Family Mtg Rev Rfdg..... 7.300    11/01/10        92,448
   330    Huntley, IL Spl Svc Area No 7 Spl Tax....... 6.000    03/01/09       327,703
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area........................................ 7.625    02/01/08       311,691
                                                                           -----------
                                                                             1,987,257
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA  1.7%
$  200    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev......................................... 7.500%   05/26/06   $   202,424
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................ 7.200    01/01/03       500,545
                                                                           -----------
                                                                               702,969
                                                                           -----------
          MASSACHUSETTS  3.4%
   500    Massachusetts St Hlth & Edl Fac Auth Rev
          Cent New England Hlth Sys Ser A............. 6.125    08/01/13       442,200
   400    Massachusetts St Hlth & Edl North Adams Regl
          Hosp Ser C.................................. 6.250    07/01/04       411,760
   170    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj........................... 7.250    07/01/06       161,491
   430    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth, 144A--Private Placement (a).... 6.200    06/01/08       402,437
                                                                           -----------
                                                                             1,417,888
                                                                           -----------
          MICHIGAN  4.2%
   440    John Tolfree Health Sys Corp Mich Mtg Rev... 5.450    09/15/06       417,098
 1,500    Michigan St Strategic Fd Ltd Oblig Rev
          United Waste Sys Proj....................... 5.200    04/01/10     1,332,045
                                                                           -----------
                                                                             1,749,143
                                                                           -----------
          MINNESOTA  1.8%
   500    Dakota Cnty, MN Hsg & Redev Auth
          Multi-Family Hsg Rev Affordable Hsg View
          Pointe Proj................................. 6.000    11/01/09       478,060
   255    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj................................... 7.000    11/01/06       259,134
                                                                           -----------
                                                                               737,194
                                                                           -----------
          MISSOURI  3.9%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd) (c).............................. 7.000    09/01/12     1,618,770
                                                                           -----------

          MONTANA  1.2%
   500    Crow Fin Auth MT Tribal Purp Rev,
          144A--Private Placement (a)................. 5.400    10/01/07       508,300
                                                                           -----------

          NEBRASKA  2.1%
 1,000    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10       865,020
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY  9.2%
$  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn
          Pt Marine Terminal A........................ 7.375%   06/01/07   $   479,950
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)...... 8.000    05/15/04       273,160
   100    New Jersey Health Care Facs Fing Auth
          Rev--Palisades.............................. 7.500    07/01/06       103,321
   200    New Jersey Health Care Facs Fing Auth
          Rev--Palisades (Prerefunded @ 07/01/02)..... 7.500    07/01/06       210,776
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06     1,112,320
   455    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.500    02/15/16       463,436
   565    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.600    02/15/17       576,774
   600    West Orange, NJ............................. 5.450    02/15/14       612,546
                                                                           -----------
                                                                             3,832,283
                                                                           -----------
          NEW YORK  7.5%
   400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A......... 5.875    12/01/09       388,036
   500    New York City Ser A......................... 7.000    08/01/07       556,215
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.200    08/15/05     1,080,980
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)
          (c)......................................... 6.900    03/01/20     1,080,360
                                                                           -----------
                                                                             3,105,591
                                                                           -----------
          NORTH CAROLINA  1.6%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D....................................... 6.450    01/01/14       650,336
                                                                           -----------

          OHIO  9.3%
 1,000    Akron Ohio Swr Sys Rev San--Spl (AMBAC
          Insd)....................................... 5.250    12/01/17       969,670
   455    Cleveland--Cuyahoga Cnty, OH Port Auth Rev
          Dev--Port Cleveland Bd Fd B................. 6.500    05/15/05       461,779
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.000    04/01/09       468,960
    95    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg........................................ 6.375    05/15/11        92,389
   400    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg............................. 5.250    12/01/01       403,568

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,000    Ohio St Air Quality Dev Auth Rev Owens
          Corning Fiberglass Proj Rfdg (c)............ 6.250%   06/01/04   $   983,700
   520    Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem
          Hosp........................................ 5.000    01/01/06       497,890
                                                                           -----------
                                                                             3,877,956
                                                                           -----------
          OKLAHOMA  0.3%
   110    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg........................... 5.750    10/01/03       108,469
                                                                           -----------

          OREGON  5.8%
 1,005    Columbia Riv, OR Peoples Util Dist Elec Sys
          Rev Ser B (MBIA Insd)....................... 5.350    12/01/16     1,001,372
 1,465    Multnomah Cnty, OR Ctfs Partn Ser A......... 4.200    08/01/08     1,389,948
                                                                           -----------
                                                                             2,391,320
                                                                           -----------
          PENNSYLVANIA  1.5%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg.............. 5.300    03/15/03       226,080
   395    Southern Chester Cnty, PA Hlth & Higher Ed
          Auth Mtg Ser A.............................. 6.100    06/01/03       392,089
                                                                           -----------
                                                                               618,169
                                                                           -----------
          SOUTH CAROLINA  0.8%
   350    Charleston Cnty, SC Hlth Facs Rev........... 5.400    04/01/04       339,535
                                                                           -----------

          TENNESSEE  3.2%
 1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd).......................................   *      06/01/15       665,145
   775    Municipal Energy Acq Corp TN Gas Rev (FSA
          Insd)....................................... 4.125    03/01/09       659,006
                                                                           -----------
                                                                             1,324,151
                                                                           -----------
          TEXAS 0.7%
   300    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Arpt Proj Ser A........ 7.500    02/01/10       304,575
                                                                           -----------

          UTAH  1.5%
   620    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA Gtd)............................. 7.150    07/01/12       639,716
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          VIRGINIA  6.1%
$  500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................ 7.450%   01/01/09   $   514,570
 2,000    Richmond, VA (FSA Insd) (b)................. 5.125    01/15/04     2,036,200
                                                                           -----------
                                                                             2,550,770
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  103.7%
  (Cost $42,693,903)....................................................    43,097,458
SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000).......................................................       100,000
                                                                           -----------
TOTAL INVESTMENTS  103.9%
  (Cost $42,793,903)....................................................    43,197,458
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.9%)...........................    (1,631,685)
                                                                           -----------

NET ASSETS  100.0%......................................................   $41,565,773
                                                                           ===========

*  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery, purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $42,793,903)........................  $43,197,458
Cash........................................................       41,789
Receivables:
  Interest..................................................      625,136
  Fund Shares Sold..........................................       91,402
  Investments Sold..........................................       30,000
Other.......................................................          349
                                                              -----------
    Total Assets............................................   43,986,134
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,021,540
  Income Distributions......................................       60,826
  Distributor and Affiliates................................       34,665
  Fund Shares Repurchased...................................       22,582
  Investment Advisory Fee...................................       17,120
Trustees' Deferred Compensation and Retirement Plans........      184,643
Accrued Expenses............................................       78,985
                                                              -----------
    Total Liabilities.......................................    2,420,361
                                                              -----------
NET ASSETS..................................................  $41,565,773
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $41,316,174
Net Unrealized Appreciation.................................      403,555
Accumulated Net Realized Gain...............................       26,976
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (180,932)
                                                              -----------
NET ASSETS..................................................  $41,565,773
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $26,574,784 and 2,619,612 shares of
    beneficial interest issued and outstanding).............  $     10.14
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.48
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,630,813 and 851,878 shares of
    beneficial interest issued and outstanding).............  $     10.13
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,360,176 and 628,375 shares of
    beneficial interest issued and outstanding).............  $     10.12
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $2,581,588
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $69,180, $91,595 and $55,548,
  respectively).............................................     216,323
Investment Advisory Fee.....................................     211,521
Trustees' Fees and Related Expenses.........................      62,369
Shareholder Reports.........................................      48,150
Shareholder Services........................................      43,213
Legal.......................................................      14,778
Custody.....................................................       7,056
Other.......................................................     120,141
                                                              ----------
    Total Expenses..........................................     723,551
    Less Credits Earned on Cash Balances....................       1,158
                                                              ----------
    Net Expenses............................................     722,393
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,859,195
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  288,209
  Futures...................................................     (79,672)
                                                              ----------
Net Realized Gain...........................................     208,537
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     892,640
  End of the Period.........................................     403,555
                                                              ----------
Net Unrealized Depreciation During the Period...............    (489,085)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (280,548)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,578,647
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  1,859,195         $  1,848,623
Net Realized Gain................................         208,537              118,720
Net Unrealized Depreciation During the Period....        (489,085)          (2,191,813)
                                                     ------------         ------------
Change in Net Assets from Operations.............       1,578,647             (224,470)
                                                     ------------         ------------
Distributions from Net Investment Income.........      (1,859,195)          (1,881,557)
Distributions in Excess of Net Investment
  Income.........................................         (86,591)             (94,570)
                                                     ------------         ------------
Distributions from and in Excess of Net
  Investment Income*.............................      (1,945,786)          (1,976,127)
                                                     ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        (367,139)          (2,200,597)
                                                     ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      18,339,022           22,415,763
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       1,226,136            1,287,591
Cost of Shares Repurchased.......................     (23,163,962)         (15,031,256)
                                                     ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (3,598,804)           8,672,098
                                                     ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (3,965,943)           6,471,501

NET ASSETS:
Beginning of the Period..........................      45,531,716           39,060,215
                                                     ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $180,932 and $94,570,
  respectively)..................................    $ 41,565,773         $ 45,531,716
                                                     ============         ============

* Distributions by Class
-------------------------------------------------

Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.................................    $ (1,343,777)        $ (1,205,493)
  Class B Shares.................................        (375,861)            (581,561)
  Class C Shares.................................        (226,148)            (189,073)
                                                     ------------         ------------
                                                     $ (1,945,786)        $ (1,976,127)
                                                     ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS A SHARES           SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $10.22      $10.73       $10.54      $10.21   $10.26   $ 9.33
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income..........     .46         .47          .36         .48      .45      .50
  Net Realized and Unrealized
    Gain/Loss....................    (.05)       (.48)         .20         .32     (.03)     .90
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations.....................     .41        (.01)         .56         .80      .42     1.40
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .49         .50          .37         .47      .47      .47
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $10.14      $10.22       $10.73      $10.54   $10.21   $10.26
                                   ======      ======       ======      ======   ======   ======

Total Return* (a)................   4.13%      -0.10%        5.36%**     8.08%    4.27%   15.31%
Net Assets at End of the Period
  (In millions)..................  $ 26.6      $ 29.5       $ 20.6      $ 12.9   $ 12.5   $ 15.6
Ratio of Expenses to Average Net
  Assets*........................   1.44%       1.28%        1.30%       1.52%    1.56%    1.00%
Ratio of Net Investment Income to
  Average Net Assets*............   4.65%       4.49%        4.61%       4.67%    4.45%    5.10%
Portfolio Turnover...............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets....................     N/A         N/A          N/A       1.67%    1.74%    1.61%
  Ratio of Net Investment Income
   to Average Net Assets.........     N/A         N/A          N/A       4.52%    4.27%    4.49%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   YEAR        YEAR      NINE MONTHS
                                   ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS B SHARES          SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                   2000        1999         1998        1997     1996     1995
                                 --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $10.20      $10.71       $10.52      $10.21   $10.26   $ 9.32
                                  ------      ------       ------      ------   ------   ------
  Net Investment Income.........     .38         .39          .31         .40      .38      .43
  Net Realized and Unrealized
    Gain/Loss...................    (.04)       (.47)         .19         .32     (.03)     .91
                                  ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................     .34        (.08)         .50         .72      .35     1.34
Less Distributions from and in
  Excess of Net Investment
  Income........................     .41         .43          .31         .41      .40      .40
                                  ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $10.13      $10.20       $10.71      $10.52   $10.21   $10.26
                                  ======      ======       ======      ======   ======   ======

Total Return* (a)...............   3.46%      -0.81%        4.74%**     7.23%    3.54%   14.62%
Net Assets at End of the Period
  (In millions).................  $  8.6      $ 10.4       $ 15.2      $ 16.4   $ 16.4   $ 17.5
Ratio of Expenses to Average Net
  Assets*.......................   2.20%       1.97%        2.06%       2.28%    2.32%    1.75%
Ratio of Net Investment Income
  to Average Net Assets*........   3.90%       3.80%        3.90%       3.91%    3.69%    4.33%
Portfolio Turnover..............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets...................     N/A         N/A          N/A       2.42%    2.50%    2.36%
  Ratio of Net Investment Income
   to Average Net Assets........     N/A         N/A          N/A       3.77%    3.51%    3.72%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS C SHARES           SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $10.20      $10.71       $10.52      $10.20   $10.26   $ 9.31
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income..........     .39         .40          .31         .40      .37      .43
  Net Realized and Unrealized
    Gain/Loss....................    (.06)       (.48)         .19         .32     (.03)     .92
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations.....................     .33        (.08)         .50         .72      .34     1.35
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .41         .43          .31         .40      .40      .40
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $10.12      $10.20       $10.71      $10.52   $10.20   $10.26
                                   ======      ======       ======      ======   ======   ======

Total Return* (a)................   3.36%      -0.81%        4.74%**     7.23%    3.54%   14.74%
Net Assets at End of the Period
  (In millions)..................  $  6.4      $  5.6       $  3.3      $  3.1   $  5.8   $  4.9
Ratio of Expenses to Average Net
  Assets*........................   2.20%       2.02%        2.06%       2.29%    2.32%    1.74%
Ratio of Net Investment Income to
  Average Net Assets*............   3.90%       3.75%        3.89%       3.88%    3.70%    4.36%
Portfolio Turnover...............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets....................     N/A         N/A          N/A       2.43%    2.50%    2.34%
  Ratio of Net Investment Income
   to Average Net Assets.........     N/A         N/A          N/A       3.74%    3.52%    3.75%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $42,793,903; the aggregate gross unrealized appreciation is $1,155,122 and the aggregate gross unrealized depreciation is $751,567, resulting in net unrealized appreciation on long- and short-term investments of $403,555.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the year ended September 30, 2000, permanent book and tax differences of $229 relating to market discount on bonds sold were reclassified from accumulated net realized gain to accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000 the Fund's custody fee was reduced by $1,158 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    .500 of 1%
Over $500 million...........................................    .450 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $39,500 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $26,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $26,947,511, $8,234,173 and $6,134,490 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,064,994    $ 10,687,773
  Class B.................................................     463,760       4,641,788
  Class C.................................................     302,034       3,009,461
                                                            ----------    ------------
Total Sales...............................................   1,830,788    $ 18,339,022
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,440    $    856,863
  Class B.................................................      20,237         202,572
  Class C.................................................      16,652         166,701
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,329    $  1,226,136
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,417,160)   $(14,223,944)
  Class B.................................................    (655,558)     (6,550,781)
  Class C.................................................    (238,373)     (2,389,237)
                                                            ----------    ------------
Total Repurchases.........................................  (2,311,091)   $(23,163,962)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $29,626,819, $9,940,594 and $5,347,565 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,523,720    $ 16,094,310
  Class B.................................................     283,297       2,990,396
  Class C.................................................     315,962       3,331,057
                                                            ----------    ------------
Total Sales...............................................   2,122,979    $ 22,415,763
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      77,116    $    810,720
  Class B.................................................      30,595         322,125
  Class C.................................................      14,739         154,746
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,450    $  1,287,591
                                                            ==========    ============
Repurchases:
  Class A.................................................    (633,044)   $ (6,690,021)
  Class B.................................................    (708,231)     (7,395,119)
  Class C.................................................     (89,710)       (946,116)
                                                            ----------    ------------
Total Repurchases.........................................  (1,430,985)   $(15,031,256)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2000, 581,461 Class B shares converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such Shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2000 no Class C shares converted to Class A shares. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,500 and CDSC on redeemed shares of approximately $22,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,618,792 and $40,848,824, respectively.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures opened..............................................        30
Futures closed..............................................       (30)
                                                                   ---
Outstanding at September 30, 2000...........................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $101,900.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND


  Van Kampen Florida Insured Tax Free Income Fund's (the "Fund") investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for Florida tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company.



  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end investment company (the "Trust").



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-14
Investment Restrictions.....................................   B-19
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-20
Trustees and Officers.......................................   B-22
Investment Advisory Agreement...............................   B-31
Other Agreements............................................   B-32
Distribution and Service....................................   B-32
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-35
Shareholder Services........................................   B-37
Redemption of Shares........................................   B-39
Contingent Deferred Sales Charge-Class A....................   B-39
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-40
Taxation....................................................   B-41
Fund Performance............................................   B-45
Other Information...........................................   B-48
Description of Securities Ratings...........................   B-48
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-12



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.



                                                                    FLI SAI 1/01

                              GENERAL INFORMATION


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


  The Fund was originally organized in 1994 under the name Van Kampen Merritt Florida Insured Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Florida Insured Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



  Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 3,      CLASS     PERCENTAGE
                         OF HOLDER                                2001       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Edward Jones & Co...........................................    281,525          A         12.00%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.....................    161,508          A          7.00%
  For the sole benefit of its customers
  Attn: Fund Administration 97F29
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc.....................     28,024          C         16.00%
  For the sole benefit of its customers
  Attn: Fund Administration 97F29
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
NFSC FEBO...................................................     15,041          C          9.00%
  Lois Kessler TR
  Lois Kessler Rev Liv Trust
  U/A 10/3/90
  4402 Sundial Ct.
  Ft. Myers, FL 33908-1627
Painewebber.................................................     12,387          C          7.00%
  For the benefit of Patricia B. Nordling TTEE
  FBO Patricia B. Nordling TR
  UAD 04-16-1996
  2 Juniper Drive
  Ormond Beach, FL 32176-2406
Salomon Smith Barney Inc. ..................................      8,803          C          5.00%
  333 West 34th St--3rd Floor
  New York, NY 10001-2483

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 3,      CLASS     PERCENTAGE
                         OF HOLDER                                2001       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
NFSC FEBO...................................................     10,877          C          6.00%
  Juergen Haar
  Gottfried Kellner
  7148 Estero Blvd
  Unit 620
  Ft. Myers Beach, FL 33931


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

"Non-Substitution" clauses in municipal lease transactions have recently been held unenforceable in Florida as violative of public policy. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment.



  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Although the Fund invests primarily in municipal securities which will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

  As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

  ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

  Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

  In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

  Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

  GENERAL. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in Florida municipal securities. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Fund will invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.


  Many factors, including national, economic, social and environmental policies and conditions, that are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal securities.


  Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook, and is expected to experience steady if unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

  INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL
ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which may be purchased by the Fund will be insured, only those securities that are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.



  POPULATION, INCOME AND EMPLOYMENT. Population: Florida ranks as the fourth most populous state, with an estimated population of 15.5 million. Since 1990, the U.S. population has increased about 1% annually, while Florida's population has averaged a 1.8% annual increase due primarily to net in-migration. From 1990 to 1999, 17.6% of the State's population growth was due to the excess of births over deaths, and 82.4% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.



  Since 1990, the ratio of Florida's working age population to total State population has been about 60% and is not expected to change appreciably between 2000 and 2010. The population aged 85 and older was projected to grow by 29% between 1995 and 2000, and by 23% to 409,000, between 2000 and 2005.



  Employment: Since 1990, Florida's working age population (age 18-64) increased 17%, while the number of employed persons increased approximately 20.2%. The trade and services sectors of the State's economy are growing. In 1998, services constituted 36% of the State's total non-farm jobs, compared to 32.6% five years earlier. The total number of jobs increased 20% while jobs in trade and services increased 17% and 32%, respectively. Of the 20 public companies in Florida with the most revenues in 1998, 13 are Fortune 500 companies, with headquarters in the State (FORTUNE MAGAZINE, April 17, 2000).



  The unemployment rate for Florida in 2000 was 3.8% while the nation's rate in 2000 was 4.1%. Florida's unemployment rate is expected to be 4.5% for fiscal year 2001-02.



  Income: Historically, Florida's total personal income has grown more than that of the U.S. and the other southeastern states. From 1993 to 1998, Florida's total nominal personal income grew by 35.4% and per capita income expanded approximately 24.6%. For the nation, total and per capita personal income increased by 29.2% and 23.1%, respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.



  TOURISM INDUSTRY. Tourism remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately
48.7 million people visited the State in 1998. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 1999) during Fiscal year 1998-99, the State licensed 4,673 hotels and motels with 360,981 total units. During the same period 36,152 food service establishments were licensed, with seating capacity of 3,098,838. Visitors to the State's public parks and recreation areas totaled 14,645,202 for Fiscal year 1998-99, a 3.69% increase over the prior year.



  STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax.


  The sales and use tax is the greatest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed. In each of the past three legislative sessions of the Florida Legislature, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in Fiscal Year 1999-2000, and $35.5 million in Fiscal Year 2000-01 as a result of the sales tax waivers.



  Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.



  For the State fiscal year which ended June 30, 2000, estimated receipts from the sales and use tax allocated to the State's General Revenue Fund were $13,783.8 million.



  The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. These revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below
6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than
4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.



  Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties, for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.



  Alcoholic beverage tax and license revenues totalled $556.6 million (estimated) in the State fiscal year ended June 30, 2000. The receipts of corporate income tax for the State fiscal year ended June 30, 2000 were $1,406 million (estimated), an increase of 4.4% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery. State fiscal year 1998-99 produced gross revenues of $2.26 billion of which education received approximately $861.2 million.


  The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.


  For fiscal year 2000-01, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,561.2 million.



  For fiscal year 2001-02, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,900.3 million.


  LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

  STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

  OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

  The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


NON-DIVERSIFICATION


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and
(ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS




  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




  The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS



  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC guidelines. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS


  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when-issued and delayed delivery transactions.


   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.


  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.



         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS



RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:



DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.



  Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.



  An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.



  AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.



  AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.



  A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.



  BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.



  Plus (+) and minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.



  "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. "pi" ratings are not modified with "+" or "-" designations, nor are they subject to potential CreditWatch listings.



DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.



  It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.



  Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.



  Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.



  Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.



  Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).



  Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.



  AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.



  AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

  A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.



  BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.



                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

R. Craig Kennedy.                           President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                      States, an independent U.S. foundation created to deepen
Washington, D.C. 20016                      understanding, promote collaboration and stimulate exchanges
Date of Birth: 02/29/52                     of practical experience between Americans and Europeans.
Age: 48                                     Trustee/Director of each of the funds in the Fund Complex.
                                            Formerly, advisor to the Dennis Trading Group Inc., a
                                            managed futures and option company that invests money for
                                            individuals and institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management of
Two World Trade Center                      Morgan Stanley Dean Witter since December 1998. President and
66th Floor                                  Director since April 1997 and Chief Executive Officer since June
New York, NY 10048                          1998 of Morgan Stanley Dean Witter Advisors Inc. and Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Services Company Inc. Chairman, Chief
Age: 47                                     Executive Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998, of
                                            Morgan Stanley Dean Witter Trust FSB. Director of various Morgan
                                            Stanley Dean Witter subsidiaries. President of the Morgan
                                            Stanley Dean Witter Funds since May 1999. Trustee/Director of each of the funds in the Fund Complex. Previously Chief
                                            Strategic Officer of Morgan Stanley Dean Witter Advisors Inc.
                                            and Morgan Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services, Inc.,
423 Country Club Drive                      a financial planning company and registered investment adviser
Winter Park, FL 32789                       in the State of Florida. President and owner, Nelson Ivest
Date of Birth: 02/13/36                     Brokerage Services Inc., a member of the National Association of
Age: 64                                     Securities Dealers, Inc. and Securities Investors Protection
                                            Corp. Trustee/Director of each of the funds in the Fund Complex.

Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van Kampen
1 Parkview Plaza                            Investments. Chairman, Director and Chief Executive Officer of
P.O. Box 5555                               the Advisers, the Distributor, Van Kampen Advisors Inc. and Van
Oakbrook Terrace, IL 60181-5555             Kampen Management Inc. Director and officer of certain other
Date of Birth: 02/02/46                     subsidiaries of Van Kampen Investments. Chief Sales and
Age: 54                                     Marketing Officer of Morgan Stanley Dean Witter Asset Management
                                            Inc. Trustee/Director and President of each of the funds in the
                                            Fund Complex. Trustee, President and Chairman of the Board of
                                            other investment companies advised by the Advisers and their affiliates, and Chief Executive Officer of Van Kampen Exchange
                                            Fund. Prior to May 1998, Executive Vice President and Director
                                            of Marketing at Morgan Stanley Dean Witter and Director of Dean
                                            Witter Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since 1994) of
One ServiceMaster Way                       The ServiceMaster Company, a business and consumer services
Downers Grove, IL 60515                     company. Director of Illinois Tool Works, Inc., a manufacturing
Date of Birth: 07/08/44                     company and the Urban Shopping Centers Inc., a retail mall
Age: 56                                     management company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund Complex. Prior to 1998, Director of Stone Smurfit Container Corp., a paper manufacturing company. From May 1996 through February 1997 he was President, Chief Executive Officer and Chief Operating
                                            Officer of Waste Management, Inc., an environmental services company, and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste Management, Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the funds in the Fund Complex and
Chicago, IL 60606                           other investment companies advised by the Advisers.
Date of Birth: 08/22/39                     Trustee/Director of each of the funds in the Fund Complex, and
Age: 61                                     Trustee/Managing General Partner of other investment companies advised by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of Sciences/
2101 Constitution Ave., N.W.                National Research Council, an independent, federally chartered
Room 206                                    policy institution, since 1993. Director of Neurogen
Washington, D.C. 20418                      Corporation, a pharmaceutical company, since January 1998.
Date of Birth: 12/27/41                     Director of the German Marshall Fund of the United States,
Age: 59                                     Trustee of Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director of each of the funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social Sciences and
                                            Education at the National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers & Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS



  Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of
  Executive Vice President and Chief   Van Kampen Investments, and President and Chief Operating
  Investment Officer                   Officer of the Advisers. Executive Vice President and
  Date of Birth: 11/16/40              Chief Investment Officer of each of the funds in the Fund
  Age: 60                              Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Advisers. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Vice President and Secretary         Director of Van Kampen Investments, the Advisers, Van
  Date of Birth: 12/14/56              Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 44                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Vice President                       Director of Van Kampen Investments, the Advisers, the
  Date of Birth: 10/22/55              Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 45                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 06/15/52              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Age: 48                              Co-head of Municipal Investments and Director of Research
                                       of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Vice President                       Department of the Advisers, Van Kampen Management Inc. and
  Date of Birth: 05/15/53              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Age: 47                              investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior Vice
                                       President of the Adviser and Van Kampen Management Inc.
                                       since June 1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Vice President, Chief Financial      Advisers. Vice President, Chief Financial Officer and
  Officer and Treasurer                Treasurer of each of the funds in the Fund Complex and
  Date of Birth: 08/20/55              certain other investment companies advised by the Advisers
  Age: 45                              or their affiliates.
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Vice President                       Investments, President and Director of the Distributor,
  Date of Birth: 11/25/57              and President of Van Kampen Insurance Agency of Illinois
  Age: 43                              Inc. Vice President of each of the funds in the Fund
                                       Complex. From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the Distributor.






  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.


  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS         ANNUAL BENEFITS         BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND COMPLEX         FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      ---------------------      ---------------
J. Miles Branagan                 $11,948                    $48,349                   $60,000                $123,400
Jerry D. Choate                    11,948                     17,925                    60,000                 123,400
Linda Hutton Heagy                 11,948                      5,242                    60,000                 123,400
R. Craig Kennedy                   11,948                      3,556                    60,000                 123,400
Jack E. Nelson                     11,948                     24,881                    60,000                 123,400
Phillip B. Rooney                  11,948                      8,458                    60,000                 123,400
Wayne W. Whalen                    11,948                     17,005                    60,000                 123,400
Suzanne H. Woolsey                 10,548                     11,238                    60,000                 123,400


---------------


(1) Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.

                                                                         TABLE A


           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund............   9/30       2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.....   9/30       1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund................   9/30       2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund........   9/30       1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund......................   9/30       2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund...............   9/30       1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund..........................   9/30       2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund........   9/30       1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                              TRUSTEES
                                     FISCAL    -----------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN
             ---------              --------   --------   ------     -----    -------     ------    ------     ------
  Insured Tax Free Income Fund.....   9/30     $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198
  Tax Free High Income Fund........   9/30       18,541     3,939   $16,408     28,649     43,728    17,088     32,871
  California Insured Tax Free
    Fund...........................   9/30       13,951     2,431    12,896     26,133     38,220    11,066     28,502
  Municipal Income Fund............   9/30       19,559     3,630    17,785     35,606     53,673    17,024     39,497
  Intermediate Term Municipal
    Income Fund....................   9/30       13,128     2,139    12,262     25,680     37,241     9,991     27,718
  Florida Insured Tax Free Income
    Fund...........................   9/30       13,227     2,181    12,339     16,834     30,496    10,118     22,476
  New York Tax Free Income Fund....   9/30        7,870     2,176     5,355      9,222     14,140     8,442     11,195
                                               --------   -------   -------   --------   --------   -------   --------
      Trust Total..................            $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457
                                               ========   =======   =======   ========   ========   =======   ========

                                                FORMER TRUSTEES
                                     -------------------------------------
             FUND NAME               MILLER     REES    ROBINSON    SISTO
             ---------               ------     ----    --------    -----
  Insured Tax Free Income Fund.....  $12,927   $    0   $ 24,491   $12,059
  Tax Free High Income Fund........   12,927        0     24,491     8,466
  California Insured Tax Free
    Fund...........................   12,927        0     24,491     6,049
  Municipal Income Fund............   17,465    6,695     31,995    20,093
  Intermediate Term Municipal
    Income Fund....................   12,927        0     24,491     5,615
  Florida Insured Tax Free Income
    Fund...........................    8,205        0     17,582     5,667
  New York Tax Free Income Fund....    3,306        0      6,847     3,758
                                     -------   ------   --------   -------
      Trust Total..................  $80,684   $6,695   $154,388   $61,707
                                     =======   ======   ========   =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund.............................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



  The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



  As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.





                                                               FISCAL YEARS          FISCAL PERIOD
                                                                   ENDED                 ENDED
                                                               SEPTEMBER 30,         SEPTEMBER 30,
                                                            -------------------   -------------------
                                                              2000       1999            1998
                                                              ----       ----            ----
Adviser received the approximate advisory fee net of fee
  waivers.................................................     --         --           --
Adviser waived the approximate advisory fee from the
  Fund....................................................  $322,400   $319,000        $188,200

                                OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



  During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended September 30, 1998, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal year ended September 30, 2000, the fiscal year ended September 30, 1999 and the fiscal period ended September 30, 1998, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year ended September 30, 2000........................    $ 89,302        $ 10,604
Fiscal Year ended September 30, 1999........................    $305,087        $ 32,731
Fiscal Period ended September 30, 1998......................    $144,891        $ 16,749

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



  The Plans for Class B and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C

Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $1,056,914 and $10,310 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.6% and 0.5% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $85,297 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $292,288 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $219,362 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $72,926 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $23,716 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $11,482 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $12,234 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.



  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:



                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................     --         --         --
  Fiscal year ended September 30, 1999......................   $400         --         --
  Fiscal period ended September 30, 1998....................   $880         --         --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --



  During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256 Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may incur brokerage costs and gains or losses for federal income tax purpose upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge
("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from investment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC--Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other information pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) the financial hardship of the employee pursuant to U. S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


DISTRIBUTIONS TO SHAREHOLDERS


  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.


GENERAL


  The federal, income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



  The table below illustrates approximate equivalent taxable and tax-free yields at the federal individual income tax rates in effect on the date of this Statement of Additional Information.



  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.33% taxable yield at current federal income tax rates to receive the same benefit.

  The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Florida Fund.


                    2000 FEDERAL TAXABLE VS. TAX-FREE YIELDS


                                     FEDERAL     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     -----------------------------------------------
     RETURN            RETURN        BRACKET   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%
----------------   ---------------   -------   ----   ----   ----   ----   ----   ----   -----
$       0-27,050          0-45,200   15.00%    4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%
   27,050-65,550    45,200-109,250   28.00%    4.86   5.56   6.25   6.94   7.64   8.33    9.03
  65,550-136,750   109,250-166,500   31.00%    5.07   5.80   6.52   7.25   7.97   8.70    9.42
 136,750-297,350   166,500-297,350   36.00%    5.47   6.25   7.03   7.81   8.59   9.38   10.16
    Over 297,350      Over 297,350   39.60%    5.79   6.62   7.45   8.28   9.11   9.93   10.76

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.0%    7.5%    8.0%    8.5%    9.0%
----------------  -----   -----   -----   -----   -----
$       0-27,050   8.24%   8.82%   9.41%  10.00%  10.59%
   27,050-65,550   9.72   10.42   11.11   11.81   12.50
  65,550-136,750  10.14   10.87   11.59   12.32   13.04
 136,750-297,350  10.94   11.72   12.50   13.28   14.06
    Over 297,350  11.59   12.42   13.25   14.07   14.90


                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.



  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar Study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was 0.84%, (ii) the five-year period ended September 30, 2000 was 4.17% and (iii) the approximately six-year, two-month period from July 29, 1994 (the commencement of distribution for Class A Shares of the Fund) through September 30, 2000 was 4.88%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 4.93%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 4.67%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 7.30%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 34.17%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 40.83%.


CLASS B SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was 1.06%, (ii) the five-year period ended September 30, 2000 was 4.15% and (iii) the approximately six-year, two-month period from July 29, 1994 (the commencement of distribution for Class B Shares of the Fund) through September 30, 2000 was 4.92%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 4.42%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 4.13%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 6.45%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 34.51%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (the commencement of distribution for Class B Shares of the Fund) to September 30, 2000 was 34.51%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 4.13%, (ii) the five-year period ended September 30, 2000 was 4.45% and (iii) the approximately six-year, two-month period from

July 29, 1994 (the commencement of distribution for Class C Shares of the Fund) through September 30, 2000 was 4.94%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 4.41%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 4.12%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 6.44%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (the commencement of distribution for Class C Shares of the Fund) to September 30, 2000 was 34.67%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (the commencement of distribution for Class C Shares of the Fund) to September 30, 2000 was 34.67%.



  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION

CUSTODY OF ASSETS


  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



  Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



  KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act).


LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Squire, Sanders & Dempsey L.L.P. acts as special counsel to the Fund for Florida disclosure and Florida tax matters.


                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthi-ness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



  Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG-TERM ISSUE CREDIT RATINGS



  Issue credit ratings are based, in varying degrees, on the following considerations:



  1.Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



  2.Nature of and provisions of the obligation:



  3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



SPECULATIVE GRADE



  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.



  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



  C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



  D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



2.  MUNICIPAL NOTES



  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and



  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



  Note rating symbols are as follows:



  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



  SP-3: Speculative capacity to pay principal and interest.

3. COMMERCIAL PAPER



  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



  A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



  A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



  D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



4. TAX-EXEMPT DUAL RATINGS



  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



  Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



  Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.



  Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



  1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



  2)Notes allowing for negative coupons, or negative principal.



  3)Notes containing any provision which could obligate the investor to make any additional payments.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



2. SHORT-TERM EXEMPT NOTES



  In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



  The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



  MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



  MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



  MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



  MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



  SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficent margins of protection.



3. TAX-EXEMPT COMMERCIAL PAPER



  Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



  Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  -- Leading market positions in well established industries.



  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



  Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



  Issuers rated Not Prime do not fall within any of the prime rating categories.



  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.



  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Florida Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.3%
          FLORIDA  96.3%
$  690    Bay Cnty, FL Sch Brd Ctfs Partn
          (AMBAC Insd)................................. 4.750%   07/01/17   $   620,821
   410    Brevard Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       428,442
   650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       666,127
 1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)................................. 5.400    07/01/12     1,023,440
   500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
          Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       523,965
 1,000    Dade Cnty, FL Aviation Rev Ser B
          (MBIA Insd).................................. 5.600    10/01/26       996,600
 1,000    Dade Cnty, FL Edl Fac Auth Rev Univ of Miami
          Ser B (MBIA Insd)............................ 5.750    04/01/20     1,016,120
   500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       528,415
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)........................................ 5.375    10/01/16       748,402
   900    Daytona Beach, FL Wtr & Swr Rev
          (AMBAC Insd)................................. 5.750    11/15/10       930,087
 1,250    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
          Fac (AMBAC Insd)............................. 5.950    07/01/20     1,287,087
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev Ser
          B (FGIC Insd)................................   *      01/01/15       456,000
 1,200    Florida Ports Fin Comm Rev St Trans Trust Fd
          Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,153,812
 3,250    Florida St Brd Of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd)........................... 4.500    06/01/23     2,700,880
 2,000    Florida St Brd Of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)................................ 5.750    06/01/29     2,026,080
 1,000    Florida St Brd Of Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 6.000    07/01/14     1,070,710
 3,250    Florida St Brd Of Edl Lottery Rev Ser B (FGIC
          Insd)........................................ 5.250    07/01/13     3,271,255
 2,000    Florida St Brd Regts Univ Sys Impt Rev (AMBAC
          Insd)........................................ 4.500    07/01/23     1,661,480

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
$1,750    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
          Insd)........................................ 5.000%   07/01/12   $ 1,752,660
 1,000    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A Rfdg
          (FSA Insd)................................... 5.500    07/01/09     1,049,850
 1,500    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser B (FSA
          Insd)........................................ 5.250    07/01/11     1,529,940
 1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
          Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,819,860
 1,250    Florida St Tpk Auth Tpk Rev Dept Trans Ser B
          (MBIA Insd).................................. 5.000    07/01/16     1,194,100
 2,500    Florida St Tpk Auth Tpk Rev Ser A (FSA
          Insd)........................................ 4.500    07/01/28     2,044,600
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd)........................................ 6.100    10/01/18     1,040,990
 1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
          Insd)........................................ 5.000    01/01/03     1,517,250
 1,000    Jacksonville, FL Elec Auth Rev Saint John's
          Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,004,800
 1,250    Jacksonville, FL Sales Tax Rev River City
          Renaissance Proj (FGIC Insd)................. 6.000    10/01/04     1,315,925
 1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
          Proj (AMBAC Insd)............................ 6.350    08/01/25     1,050,660
 1,000    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
          Insd)........................................ 5.000    10/01/28       903,410
   570    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized).............................. 7.450    09/01/27       632,615
   865    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
          Collateralized).............................. 6.875    11/01/26       925,031
   835    Martin Cnty, FL Consolidated Util Sys Rev
          (FGIC Insd).................................. 5.750    10/01/08       878,854
   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250    10/01/18       578,071
   500    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       544,135
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       799,777
 1,000    Orange Cnty, FL Sch Brd Ctfs Partn Ser A
          (MBIA Insd).................................. 5.000    08/01/20       923,530
   900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       951,417

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
$  750    Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
          Delray South Proj Rfdg....................... 5.500%   10/01/11   $   703,500
   450    Palm Beach Cnty, FL Hlth Fac Auth Rev
          Waterford Proj Rfdg.......................... 5.500    10/01/15       404,811
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       804,652
 1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
          Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,010,120
 1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,032,262
 1,000    Port Saint Lucie, FL Util Rev Rfdg & Impt Ser
          A (MBIA Insd)................................ 5.125    09/01/27       924,130
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser
          1991-1 (Prerefunded @ 10/01/01) (MBIA
          Insd)........................................ 6.500    10/01/16     1,030,650
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2A
          Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,027,490
   750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)........................ 6.500    10/01/14       816,247
 4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     3,798,520
 1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
          (FSA Insd)................................... 4.750    10/01/26       865,300
 1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)........................................ 4.750    10/01/27       862,610
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/19       965,540
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/22       951,720
   500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
          Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       512,525
 1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,313,227
                                                                            -----------
                                                                             60,590,502
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          PUERTO RICO  1.0%
$  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg (FSA Insd).................... 5.750%   07/01/15   $   667,725
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $59,640,361).....................................................    61,258,227
SHORT-TERM INVESTMENTS  1.1%
  (Cost $700,000)........................................................       700,000
                                                                            -----------
TOTAL INVESTMENTS  98.4%
  (Cost $60,340,361).....................................................    61,958,227
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%..............................       982,871
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,941,098
                                                                            ===========

 * Zero coupon bond
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Guaranteed National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $60,340,361)........................  $61,958,227
Cash........................................................      271,989
Receivables:
  Interest..................................................    1,198,839
  Fund Shares Sold..........................................       37,508
Other.......................................................        2,093
                                                              -----------
    Total Assets............................................   63,468,656
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................      131,173
  Distributor and Affiliates................................       91,778
  Fund Shares Repurchased...................................       31,395
Trustees' Deferred Compensation and Retirement Plans........      160,879
Accrued Expenses............................................      112,333
                                                              -----------
    Total Liabilities.......................................      527,558
                                                              -----------
NET ASSETS..................................................  $62,941,098
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,475,416
Net Unrealized Appreciation.................................    1,617,866
Accumulated Undistributed Net Investment Income.............       27,612
Accumulated Net Realized Loss...............................   (3,179,796)
                                                              -----------
NET ASSETS..................................................  $62,941,098
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $31,239,149 and 2,126,256 shares of
    beneficial interest issued and outstanding).............  $     14.69
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.42
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,505,448 and 2,008,053 shares of
    beneficial interest issued and outstanding).............  $     14.69
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,196,501 and 149,294 shares of
    beneficial interest issued and outstanding).............  $     14.71
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 3,609,969
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $82,420, $292,604, and $23,381,
  respectively).............................................      398,405
Investment Advisory Fee.....................................      322,416
Trustees' Fees and Related Expenses.........................       69,164
Shareholder Reports.........................................       55,888
Shareholder Services........................................       38,535
Legal.......................................................       13,460
Custody.....................................................       13,271
Other.......................................................      111,151
                                                              -----------
    Total Expenses..........................................    1,022,290
    Expense Reduction ($322,416 related to Investment
      Advisory Fees and $141,534 related to Other
      Expenses).............................................      463,950
    Less Credits Earned on Cash Balances....................        3,073
                                                              -----------
    Net Expenses............................................      555,267
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,054,702
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,866,940)
  Futures...................................................      (78,375)
                                                              -----------
Net Realized Loss...........................................   (1,945,315)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (456,651)
  End of the Period:
    Investments.............................................    1,617,866
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,074,517
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   129,202
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,183,904
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                             YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------
                                                                2000           1999
                                                            ---------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................... $  3,054,702   $  2,958,169
Net Realized Loss..........................................   (1,945,315)      (950,468)
Net Unrealized Appreciation/Depreciation During the
  Period...................................................    2,074,517     (5,047,000)
                                                            ------------   ------------
Change in Net Assets from Operations.......................    3,183,904     (3,039,299)
                                                            ------------   ------------

Distributions from Net Investment Income:
  Class A Shares...........................................   (1,645,156)    (1,709,865)
  Class B Shares...........................................   (1,227,060)    (1,147,849)
  Class C Shares...........................................      (98,183)      (100,301)
                                                            ------------   ------------
Total Distributions........................................   (2,970,399)    (2,958,015)
                                                            ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........      213,505     (5,997,314)
                                                            ------------   ------------

FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold..................................   18,770,175     40,933,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................    1,361,508      1,349,269
Cost of Shares Repurchased.................................  (29,312,792)   (16,727,671)
                                                            ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........   (9,181,109)    25,555,255
                                                            ------------   ------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................   (8,967,604)    19,557,941
NET ASSETS:
Beginning of the Period....................................   71,908,702     52,350,761
                                                            ------------   ------------
End of the Period (Including accumulated undistributed net
  investment income of $27,612 and $(57,917),
  respectively)............................................ $ 62,941,098   $ 71,908,702
                                                            ============   ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS A SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.58   $15.92    $15.55     $15.06   $15.20   $13.80
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.73     0.78      0.56       0.76     0.78     0.79
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.39       0.51    (0.15)    1.41
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.83    (0.57)     0.95       1.27     0.63     2.20
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.72     0.77      0.58       0.77     0.77     0.80
  Distributions from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.72     0.77      0.58       0.78     0.77     0.80
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.69   $14.58    $15.92     $15.55   $15.06   $15.20
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.89%   -3.74%     6.26%**    8.72%    4.37%   16.29%
Net Assets at End of the Period (In
  millions)........................ $ 31.2   $ 39.8    $ 27.1     $ 29.3   $ 22.2   $ 16.2
Ratio of Expenses to Average Net
  Assets*..........................   .48%     .37%      .60%       .59%     .28%     .44%
Ratio of Net Investment Income to
  Average Net Assets*..............  5.11%    4.98%     4.85%      5.05%    5.31%    5.33%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.20%    1.10%     1.30%      1.29%    1.47%    1.70%
Ratio of Net Investment Income to
  Average Net Assets...............  4.39%    4.25%     4.15%      4.35%    4.13%    4.07%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS B SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.58   $15.93    $15.55     $15.06   $15.20   $13.79
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.62     0.66      0.48       0.65     0.67     0.68
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.39       0.51    (0.15)    1.42
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.72    (0.69)     0.87       1.16     0.52     2.10
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.61     0.66      0.49       0.66     0.66     0.69
  Distributions from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.61     0.66      0.49       0.67     0.66     0.69
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.69   $14.58    $15.93     $15.55   $15.06   $15.20
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.06%   -4.51%     5.74%**    7.91%    3.58%   15.53%
Net Assets at End of the Period (In
  millions)........................ $ 29.5   $ 29.0    $ 23.6     $ 22.5   $ 18.9   $ 16.9
Ratio of Expenses to Average Net
  Assets*..........................  1.26%    1.13%     1.35%      1.33%    1.03%    1.12%
Ratio of Net Investment Income to
  Average Net Assets*..............  4.33%    4.23%     4.09%      4.30%    4.56%    4.66%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.98%    1.86%     2.05%      2.03%    2.22%    2.38%
Ratio of Net Investment Income to
  Average Net Assets...............  3.61%    3.50%     3.39%      3.60%    3.38%    3.40%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS C SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.59   $15.94    $15.58     $15.08   $15.21   $13.79
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.63     0.66      0.48       0.67     0.67     0.69
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.37       0.50    (0.14)    1.42
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.73    (0.69)     0.85       1.17     0.53     2.11
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.61     0.66      0.49       0.66     0.66     0.69
  Distribution from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.61     0.66      0.49       0.67     0.66     0.69
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.71   $14.59    $15.94     $15.58   $15.08   $15.21
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.13%   -4.51%     5.60%**    7.97%    3.65%   15.61%
Net Assets at End of the Period (In
  millions)........................ $  2.2   $  3.1    $  1.6     $  1.2   $   .8   $   .5
Ratio of Expenses to Average Net
  Assets*..........................  1.22%    1.14%     1.32%      1.37%    1.03%    1.13%
Ratio of Net Investment Income to
  Average Net Assets*..............  4.37%    4.28%     4.08%      4.38%    4.56%    4.51%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.94%    1.87%     2.03%      2.06%    2.22%    2.39%
Ratio of Net Investment Income to
  Average Net Assets...............  3.65%    3.55%     3.38%      3.68%    3.38%    3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,315,103 which will expire between September 30, 2005 and September 30, 2008. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $60,340,361, the aggregate gross unrealized appreciation is $2,060,196 and the aggregate gross unrealized depreciation is $442,330, resulting in net unrealized appreciation on long- and short-term investments of $1,617,866.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. A permanent difference relating to market discount totaling $1,226 has been reclassified from accumulated net realized loss to accumulated net investment income.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $3,073 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Advisor") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .500 of 1%
Over $500 million...........................................  .450 of 1%

    For the year ended September 30, 2000, the Adviser voluntarily waived $322,416 of its investment advisory fees and assumed $141,534 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $37,400 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $21,500. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $40,884,308, $29,507,619 and $3,264,598 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,535,773    $ 23,866,507
  Class B.................................................     915,485      14,180,809
  Class C.................................................     186,134       2,886,341
                                                            ----------    ------------
Total Sales...............................................   2,637,392    $ 40,933,657
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      52,779    $    808,309
  Class B.................................................      32,141         494,596
  Class C.................................................       3,009          46,364
                                                            ----------    ------------
Total Dividend Reinvestment...............................      87,929    $  1,349,269
                                                            ==========    ============
Repurchases:
  Class A.................................................    (560,294)   $ (8,714,774)
  Class B.................................................    (441,657)     (6,786,954)
  Class C.................................................     (78,013)     (1,225,943)
                                                            ----------    ------------
Total Repurchases.........................................  (1,079,964)   $(16,727,671)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2000, 25,095 Class B Shares converted to Class A Shares. For the year September 30, 1999, no Class B Shares converted to Class A Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $10,900 and CDSC on redeemed shares of approximately $93,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,273,277 and $45,282,598, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows.

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................        58
Futures Closed..............................................       (58)
                                                                   ---
Outstanding at September 30, 2000...........................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $233,100.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  Van Kampen New York Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-10
Investment Restrictions.....................................   B-15
Trustees and Officers.......................................   B-16
Investment Advisory Agreement...............................   B-24
Other Agreements............................................   B-25
Distribution and Service....................................   B-25
Transfer Agent..............................................   B-29
Portfolio Transactions and Brokerage Allocation.............   B-29
Shareholder Services........................................   B-30
Redemption of Shares........................................   B-32
Contingent Deferred Sales Charge-Class A....................   B-33
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-33
Taxation....................................................   B-34
Fund Performance............................................   B-39
Other Information...........................................   B-42
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-13

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 26, 2001.

                                                                   NYTF SAI 1/01

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.

  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

  Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

  As of January 3, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                                                               JANUARY 3,      CLASS     PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                       2001       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
BNY Clearing Services LLC...................................     223,638         A         11.00%
 A/C 4984-8420
 Patricia Lanza
 111 E. Kilbourn Ave.
 Milwaukee, WI 53202-6611
Dean Witter FBO.............................................     112,513         A          6.00%
 Helen E. Fosburgh
 P.O. Box 250
 New York, NY 10008-0250
Salomon Smith Barney Inc....................................     100,698         A          5.00%
 00138979785
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483
Painewebber For The Benefit of..............................      35,208         C         11.00%
 Mrs. Diana Riklis
 1020 Park Ave
 New York, NY 10028-0913
Salomon Smith Barney Inc....................................      28,023         C          9.00%
 00124607845
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONDITIONS REGARDING NEW YORK MUNICIPAL SECURITIES

  As described in the Prospectus, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.


  The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.


  The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. In recent years, many industries in the services sector, especially high-technology firms, have been prospering.



  Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.


  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.


  New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages.



  Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.


  Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


  State Budgetary Outlook. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the Division of the Budget
(DOB) indicates that the state will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion of the School Tax Reduction Fund
(STAR).



  In recent years, the state has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by DOB). Sustained growth in the state's economy could contribute to closing potential budget imbalances over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending.



  On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA with payments apportioned among the state (51 percent), counties (22 percent), and New York City (27 percent). The projected payments (but not the apportionment of the payments) are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the state expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period.

  Despite recent budgetary surpluses recorded by the state, actions affecting the level of receipts and disbursements, the relative strength of the state and regional economy, and actions by the federal government could impact projected budget gaps for the state. These gaps would result from a disparity between recurring revenues and the cost of increasing the level of support for state programs. To address a potential imbalance in any given fiscal year, the state would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the state Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the state's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



  Many uncertainties exist in forecasts of both the national and state economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the state. There can be no assurance that the state economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the state's projections of receipts and disbursements.



  Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York state. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.



  An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the state, which could produce adverse effects on the state's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect state finances.



  Additional risks to the 2000-01 Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families Program (TANF) partially funded with a fixed federal block grant to states. Congress has recently debated proposals under which the federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the state's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect state revenues, since many state taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on state finances.


  New York City. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.


  The fiscal health of the state may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the state. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The state may also be affected by the ability of the city and certain entities issuing debt for the benefit of the city to market their securities successfully in the public credit markets. The city has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The city prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

  In response to the city's fiscal crisis in 1975, the state took action to assist the city in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the city; the New York State Financial Control Board (the Control Board) to oversee the city's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a city operating budget deficit of more than $100 million or impaired access to the public credit markets.



  Currently, the city and its covered organizations (i.e., those organizations which receive or may receive moneys from the city directly, indirectly or contingently) operate under the city's Financial Plan. The city's Financial Plan summarizes its capital, revenue and expense projection and outlines proposed gap-closing programs for years with projected budget gaps. The city's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments an changes in major assumptions could significantly affect the city's availability to balance its budget as required by state law and to meet its annual cash flow and financing requirements.



  To successfully implement its Financial Plan, the city and certain entities issuing debt for the benefit of the city must market their securities successfully. This debt is issued to finance the rehabilitation of the city's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In the city's fiscal years 1997-98, 1998-99 and 1999-2000, the state constitutional debt limit would have prevented the city from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the city's capital financing capacity: (i) the state legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the city created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the city, in order to continue its capital program, will need additional financing capacity beginning in the city's fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the state constitutional debt limit for the city's fiscal year 2001-02 and thereafter.


  Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

  The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.


  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility of the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the

SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

NON-DIVERSIFICATION

  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and
(ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the

Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES




  The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES


  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS


  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

  Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.

         NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
            OFFICES WITH FUND                                DURING PAST 5 YEARS
         ------------------------                           ---------------------
Stephen L. Boyd...........................  Executive Vice President and Chief Investment Officer
  Executive Vice President and Chief        of Van Kampen Investments, and President and Chief
  Investment Officer                        Operating Officer of the Advisers. Executive Vice
  Date of Birth: 11/16/40                   President and Chief Investment Officer of each of the
  Age: 60                                   funds in the Fund Complex and certain other
                                            investment companies advised by the Advisers or their
                                            affiliates. Prior to April 2000, Executive Vice
                                            President and Chief Investment Officer for Equity
                                            Investments of the Advisers. Prior to October 1998,
                                            Vice President and Senior Portfolio Manager with AIM
                                            Capital Management, Inc. Prior to February 1998,
                                            Senior Vice President and Portfolio Manager of Van
                                            Kampen American Capital Asset Management, Inc., Van
                                            Kampen American Capital Investment Advisory Corp. and
                                            Van Kampen American Capital Management, Inc.

A. Thomas Smith III.......................  Executive Vice President, General Counsel, Secretary
  Vice President and Secretary              and Director of Van Kampen Investments, the Advisers,
  Date of Birth: 12/14/56                   Van Kampen Advisors Inc., Van Kampen Management Inc.,
  Age: 44                                   the Distributor, American Capital Contractual
                                            Services, Inc., Van Kampen Exchange Corp., Van Kampen
                                            Recordkeeping Services Inc., Investor Services, Van
                                            Kampen Insurance Agency of Illinois Inc. and Van
                                            Kampen System Inc. Vice President and Secretary of
                                            each of the funds in the Fund Complex and Vice
                                            President and Secretary/Vice President, Principal
                                            Legal Officer and Secretary of other investment
                                            companies advised by the Advisers or their
                                            affiliates. Prior to January 1999, Vice President and
                                            Associate General Counsel to New York Life Insurance
                                            Company ("New York Life"), and prior to March 1997,
                                            Associate General Counsel of New York Life. Prior to
                                            December 1993, Assistant General Counsel of The
                                            Dreyfus Corporation. Prior to August 1991, Senior
                                            Associate, Willkie Farr & Gallagher. Prior to January
                                            1989, Staff Attorney at the Securities and Exchange
                                            Commission, Division of Investment Management, Office
                                            of Chief Counsel.

         NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
            OFFICES WITH FUND                                DURING PAST 5 YEARS
         ------------------------                           ---------------------
Michael H. Santo..........................  Executive Vice President, Chief Administrative
  Vice President                            Officer and Director of Van Kampen Investments, the
  Date of Birth: 10/22/55                   Advisers, the Distributor, Van Kampen Advisors Inc.,
  Age: 45                                   Van Kampen Management Inc. and Van Kampen Investor
                                            Services Inc., and serves as a Director or Officer of
                                            certain other subsidiaries of Van Kampen Investments.
                                            Vice President of each of the funds in the Fund
                                            Complex and certain other investment companies
                                            advised by the Advisers and their affiliates. Prior
                                            to 1998, Senior Vice President and Senior Planning
                                            Officer for Individual Asset Management of Morgan
                                            Stanley Dean Witter and its predecessor since 1994.
                                            From 1990-1994, First Vice President and Assistant
                                            Controller in Dean Witter's Controller's Department.

Richard A. Ciccarone......................  Senior Vice President and Co-head of the Fixed Income
  Vice President                            Department of the Advisers, Van Kampen Management
  Date of Birth: 06/15/52                   Inc. and Van Kampen Advisors Inc. Prior to May 2000,
  Age: 48                                   he served as Co-head of Municipal Investments and
                                            Director of Research of the Advisers, Van Kampen
                                            Management Inc. and Van Kampen Advisors Inc. Mr.
                                            Ciccarone first joined the Adviser in June 1983, and
                                            worked for the Adviser until May 1989, with his last
                                            position being a Vice President. From June 1989 to
                                            April 1996, he worked at EVEREN Securities (formerly
                                            known as Kemper Securities), with his last position
                                            at EVEREN being an Executive Vice President. Since
                                            April 1996, Mr. Ciccarone has been a Senior Vice
                                            President of the Advisers, Van Kampen Management Inc.
                                            and Van Kampen Advisors Inc.

John R. Reynoldson........................  Senior Vice President and Co-head of the Fixed Income
  Vice President                            Department of the Advisers, Van Kampen Management
  Date of Birth: 05/15/53                   Inc. and Van Kampen Advisors Inc. Prior to May 2000,
  Age: 47                                   he managed the investment grade taxable group for the
                                            Adviser since July 1999. From July 1988 to June 1999,
                                            he managed the government securities bond group for
                                            Asset Management. Mr. Reynoldson has been with Asset
                                            Management since April 1987, and has been a Senior
                                            Vice President of Asset Management since July 1988.
                                            He has been a Senior Vice President of the Adviser
                                            and Van Kampen Management Inc. since June 1995 and
                                            Senior Vice President of Van Kampen Advisors Inc.
                                            since June 2000.

John L. Sullivan..........................  Senior Vice President of Van Kampen Investments and
  Vice President, Chief Financial Officer   the Advisers. Vice President, Chief Financial Officer
  and Treasurer                             and Treasurer of each of the funds in the Fund
  Date of Birth: 08/20/55                   Complex and certain other investment companies
  Age: 45                                   advised by the Advisers or their affiliates.

         NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
            OFFICES WITH FUND                                DURING PAST 5 YEARS
         ------------------------                           ---------------------
John H. Zimmermann, III...................  Senior Vice President and Director of Van Kampen
  Vice President                            Investments, President and Director of the
  Date of Birth: 11/25/57                   Distributor, and President of Van Kampen Insurance
  Age: 43                                   Agency of Illinois Inc. Vice President of each of the
                                            funds in the Fund Complex. From November 1992 to
                                            December 1997, Mr. Zimmermann was Senior Vice
                                            President of the Distributor.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                FUND COMPLEX
                                                          ---------------------------------------------------------
                                                                                    AGGREGATE
                                                               AGGREGATE        ESTIMATED MAXIMUM        TOTAL
                                                              PENSION OR         ANNUAL BENEFITS     COMPENSATION
                                AGGREGATE COMPENSATION    RETIREMENT BENEFITS     FROM THE FUND     BEFORE DEFERRAL
                               BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF      COMPLEX UPON         FROM FUND
           NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)       COMPLEX(5)
           -------             ------------------------   -------------------   -----------------   ---------------
J. Miles Branagan............           $11,948                $ 48,349              $60,000           $123,400
Jerry D. Choate..............            11,948                  17,925               60,000            123,400
Linda Hutton Heagy...........            11,948                   5,242               60,000            123,400
R. Craig Kennedy.............            11,948                   3,556               60,000            123,400
Jack E. Nelson...............            11,948                  24,881               60,000            123,400
Phillip B. Rooney............            11,948                   8,458               60,000            123,400
Wayne W. Whalen..............            11,948                  17,005               60,000            123,400
Suzanne H. Woolsey...........            10,548                  11,238               60,000            123,400

---------------
(1) Trustees not eligible for compensation are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000, and Fernando Sisto retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2000. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.

                                                                         TABLE A

           2000 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                      TRUSTEE
                                          FISCAL   ------------------------------------------------------------------------------
                                          YEAR-
                FUND NAME                  END     BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
                ---------                 ------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund...........  9/30    $ 2,436    $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,436   $ 2,236
  Tax Free High Income Fund..............  9/30      2,245      2,245     2,245     2,245     2,245     2,245     2,245     2,045
  California Insured Tax Free Fund.......  9/30      1,410      1,410     1,410     1,410     1,410     1,410     1,410     1,210
  Municipal Income Fund..................  9/30      2,077      2,077     2,077     2,077     2,077     2,077     2,077     1,877
  Intermediate Term Municipal Income
    Fund.................................  9/30      1,245      1,245     1,245     1,245     1,245     1,245     1,245     1,045
  Florida Insured Tax Free Income Fund...  9/30      1,269      1,269     1,269     1,269     1,269     1,269     1,269     1,069
  New York Tax Free Income Fund..........  9/30      1,266      1,266     1,266     1,266     1,266     1,266     1,266     1,066
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total..........................          $11,948    $11,948   $11,948   $11,948   $11,948   $11,948   $11,948   $10,548
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B

      2000 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                           TRUSTEE
                                                    FISCAL   --------------------------------------------------------------------
                                                    YEAR-
                     FUND NAME                       END     BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                     ---------                      ------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund.....................  9/30    $ 2,436    $ 2,436   $ 2,436   $1,550    $ 2,436   $ 2,436   $ 2,436
  Tax Free High Income Fund........................  9/30      2,245      2,245     2,245    1,429      2,245     2,245     2,245
  California Insured Tax Free Fund.................  9/30      1,410      1,410     1,410      927      1,410     1,410     1,410
  Municipal Income Fund............................  9/30      2,077      2,077     2,077    1,330      2,077     2,077     2,077
  Intermediate Term Municipal Income Fund..........  9/30      1,245      1,245     1,245      827      1,245     1,245     1,245
  Florida Insured Tax Free Income Fund.............  9/30      1,269      1,269     1,269      842      1,269     1,269     1,269
  New York Tax Free Income Fund....................  9/30      1,266      1,266     1,266      840      1,266     1,266     1,266
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total....................................          $11,948    $11,948   $11,948   $7,745    $11,948   $11,948   $11,948
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE TRUST AND EACH SERIES

                                                                      TRUSTEES                                   FORMER TRUSTEES
                              FISCAL   -----------------------------------------------------------------------   ----------------
                              YEAR-
          FUND NAME            END     BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    ROONEY     WHALEN    MILLER     REES
          ---------           ------   --------   ------     -----    -------     ------    ------     ------    ------     ----
 Insured Tax Free Income
   Fund......................  9/30    $ 19,938   $ 4,245   $17,457   $ 29,421   $ 45,400   $18,941   $ 34,198   $12,927   $    0
 Tax Free High Income Fund...  9/30      18,541     3,939   $16,408     28,649     43,728    17,088     32,871    12,927        0
 California Insured Tax Free
   Fund......................  9/30      13,951     2,431    12,896     26,133     38,220    11,066     28,502    12,927        0
 Municipal Income Fund.......  9/30      19,559     3,630    17,785     35,606     53,673    17,024     39,497    17,465    6,695
 Intermediate Term Municipal
   Income Fund...............  9/30      13,128     2,139    12,262     25,680     37,241     9,991     27,718    12,927        0
 Florida Insured Tax Free
   Income Fund...............  9/30      13,227     2,181    12,339     16,834     30,496    10,118     22,476     8,205        0
 New York Tax Free Income
   Fund......................  9/30       7,870     2,176     5,355      9,222     14,140     8,442     11,195     3,306        0
                                       --------   -------   -------   --------   --------   -------   --------   -------   ------
     Trust Total.............          $106,214   $20,741   $94,502   $171,545   $262,898   $92,670   $196,457   $80,684   $6,695
                                       ========   =======   =======   ========   ========   =======   ========   =======   ======

                                FORMER TRUSTEES
                               ------------------

          FUND NAME            ROBINSON    SISTO
          ---------            --------    -----
 Insured Tax Free Income
   Fund......................  $ 24,491   $12,059
 Tax Free High Income Fund...    24,491     8,466
 California Insured Tax Free
   Fund......................    24,491     6,049
 Municipal Income Fund.......    31,995    20,093
 Intermediate Term Municipal
   Income Fund...............    24,491     5,615
 Florida Insured Tax Free
   Income Fund...............    17,582     5,667
 New York Tax Free Income
   Fund......................     6,847     3,758
                               --------   -------
     Trust Total.............  $154,388   $61,707
                               ========   =======

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                              TRUSTEE
                                              ------------------------------------------------------------------------
FUND NAME                                     BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                     --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund...............   1995      1999    1995     1993      1984     1997     1984     1999
  Tax Free High Income Fund..................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund...........   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund......................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund....   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund.......   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund..............   1995      1999    1995     1994      1994     1997     1994     1999

  The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

  As of January 3, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

                                                           FISCAL YEAR ENDED
                                                             SEPTEMBER 30,      FISCAL PERIOD ENDED
                                                          -------------------   -------------------
                     ADVISORY FEES                          2000       1999     SEPTEMBER 30, 1998
                     -------------                        --------   --------   -------------------
Adviser received the approximate advisory fee net of fee
  waivers...............................................  $      0   $      0        $      0
Adviser waived the approximate advisory fee from the
  Fund..................................................  $378,600   $353,500        $178,000

                                OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

  During the fiscal years ended September 30, 2000 and 1999, and the fiscal period ended September 30, 1998, Advisory Corp. received approximately $25,700, $61,900 and $0, respectively, in accounting services fees from the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  During the fiscal years ended September 30, 2000 and 1999, and the fiscal period ended September 30, 1998, Van Kampen Investments received approximately $13,100, $8,000 and $0, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or

(ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.

                                                                TOTAL UNDERWRITING     AMOUNTS RETAINED
                                                                    COMMISSIONS         BY DISTRIBUTOR
                                                                -------------------    ----------------
Fiscal Year Ended September 30, 2000........................         $129,000              $14,400
Fiscal Year Ended September 30, 1999........................         $333,700              $25,600
Fiscal Period Ended September 30, 1998......................         $153,026              $12,738

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                           TOTAL SALES CHARGE
                                                             -----------------------------------------------
                                                                                               REALLOWED TO
                                                                               AS % OF NET      DEALERS AS
                                                                AS % OF          AMOUNT           A % OF
                   SIZE OF INVESTMENT                        OFFERING PRICE     INVESTED      OFFERING PRICE
                   ------------------                        --------------    -----------    --------------
Less than $100,000.......................................        4.75%            4.99%           4.25%
$100,000 but less than $250,000..........................        3.75%            3.90%           3.25%
$250,000 but less than $500,000..........................        2.75%            2.83%           2.25%
$500,000 but less than $1,000,000........................        2.00%            2.04%           1.75%
$1,000,000 or more.......................................            *                *               *

---------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2000, there were $986,349 and $7,922 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.42% and 0.17% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

  For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $79,813 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $273,457 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $205,154 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $68,303 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $49,092 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $23,828 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $25,264 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 2000......................  $    --       --         --
  Fiscal year ended September 30, 1999......................  $    --       --         --
  Fiscal period ended September 30, 1998....................  $    --       --         --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --

  During the fiscal year ended September 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions.

Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."

  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC--Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the"Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).

  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the

Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during

January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

  The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.

GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

   2000 FEDERAL NEW YORK STATE AND NEW YORK CITY TAXABLE VS. TAX-FREE YIELDS

                                     FEDERAL   STATE AND   COMBINED   TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     CITY TAX      TAX      ------------------------------------------
     RETURN            RETURN        BRACKET   BRACKET*    BRACKET*   4.0%   4.5%   5.0%   5.5%    6.0%    6.5%
----------------   ---------------   -------   ---------   --------   ----   ----   ----   -----   -----   -----
$       0-27,050   $      0-45,200    15.00%    10.441%     23.90%    5.26%  5.91%  6.57%   7.23%   7.88%   8.54%
   27,050-65,550    45,200-109,250    28.00     10.498      35.60     6.21   6.99   7.76    8.54    9.32   10.09
  65,550-136,750   109,250-166,500    31.00     10.498      38.20     6.47   7.28   8.09    8.90    9.71   10.52
 136,750-297,350   166,500-297,350    36.00     10.498      42.70     6.98   7.85   8.73    9.60   10.47   11.34
    Over 297,350      Over 297,350    39.60     10.498      45.90     7.39   8.32   9.24   10.17   11.09   12.01

                TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.0%    7.5%    8.0%    8.5%    9.00%
----------------  -----   -----   -----   -----   -----
$       0-27,050   9.20%   9.86%  10.51%  11.17%  11.83%
   27,050-65,550  10.87   11.65   12.42   13.20   13.98
  65,550-136,750  11.33   12.14   12.94   13.75   14.56
 136,750-297,350  12.22   13.09   13.96   14.83   15.71
    Over 297,350  12.94   13.86   14.79   15.71   16.64

---------------
* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

           2000 FEDERAL AND NEW YORK STATE TAXABLE VS. TAX-FREE YIELDS*

                                      FEDERAL    STATE     COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT           TAX       TAX        TAX      ------------------------------------------------
     RETURN             RETURN        BRACKET   BRACKET*   BRACKET*   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%
----------------   ----------------   -------   --------   --------   ----   ----   ----   ----   ----   -----   -----
$       0-27,050   $       0-45,200    15.00%     6.850%    20.80%    4.42%  5.05%  5.68%  6.31%  6.94%   7.58%   8.21%
   27,050-65,550     45,200-109,250    28.00      6.850     32.90     5.22   5.96   6.71   7.45   8.20    8.94    9.69
  65,550-136,750    109,250-166,500    31.00      6.850     35.70     5.44   6.22   7.00   7.78   8.55    9.33   10.11
 136,750-297,350    166,500-297,350    36.00      6.850     40.40     5.87   6.71   7.55   8.39   9.23   10.07   10.91
    Over 297,350       Over 297,350    39.60      6.850     43.70     6.22   7.10   7.99   8.88   9.77   10.66   11.55

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.0%    7.5%    8.0%    8.5%    9.0%
----------------  -----   -----   -----   -----   -----
$       0-27,050   8.84%   9.47%  10.10%  10.73%  11.36%
   27,050-65,550  10.43   11.18   11.92   12.67   13.41
  65,550-136,750  10.89   11.66   12.44   13.22   14.00
 136,750-297,350  11.74   12.58   13.42   14.26   15.10
    Over 297,350  12.43   13.32   14.21   15.10   15.99

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2000 was -0.10%, (ii) the five-year period ended September 30, 2000 was 5.04% and (iii) the six-year, two month period from July 29, 1994 (commencement of distribution for Class A Shares) through September 30, 2000 was 5.42%.

  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2000 was 3.91%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 4.68%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2000 was 7.85%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 38.49%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2000 was 45.36%.

CLASS B SHARES

  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2000 was 0.18%, (ii) the five-year period ended September 30, 2000 was 5.04% and (iii) the six-year, two month period from July 29, 1994 (commencement of distribution for Class B Shares) through September 30, 2000 was 5.48%.

  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2000 was 3.36%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 4.15%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2000 was 6.96%.

  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution for Class B Shares) to September 30, 2000 was 39.00%.

  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution for Class B Shares) to September 30, 2000 was 39.00%.

CLASS C SHARES

  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2000 was 3.24%, (ii) the five-year period ended September 30, 2000 was 5.30% and (iii) the six-year, two month period from July 29, 1994 (commencement of distribution for Class C Shares) through September 30, 2000 was 5.49%.

  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2000 was 3.36%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 4.14%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2000 was 6.95%.

  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution for Class C Shares) to September 30, 2000 was 39.10%.

  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution for Class C Shares) to September 30, 2000 was 39.10%.

  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

  Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.

  KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act).

LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
November 8, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.1%
          NEW YORK  93.6%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................. 6.875%   06/01/39   $   302,894
 1,630    Clifton Park, NY Wtr Auth Sys Rev Ser A (FGIC
          Insd)........................................ 5.000    10/01/29     1,451,107
   500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev
          Depaul Ppty Inc Proj Ser A................... 5.750    09/01/28       430,655
   250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty
          Rev Episcopal Church Home Ser A (b).......... 6.000    02/01/28       206,650
   700    Essex Cnty, NY Indl Dev Agy Environmental
          Impt Rev Intl Paper Corp Proj Ser A.......... 6.450    11/15/23       717,248
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (b)............. 7.500    03/01/26       568,525
 1,250    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (AMBAC Insd)........................... 5.500    12/01/09     1,309,025
 1,000    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)............................. 5.000    12/01/18       934,750
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev
          (b).......................................... 5.500    07/01/14     1,645,461
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A (b)................. 6.250    03/01/28       382,810
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj (b)...................... 5.375    06/01/09     1,178,978
    95    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.650    04/01/06        91,970
   310    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.700    04/01/07       298,505
   325    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.800    04/01/08       312,572
   170    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.900    04/01/09       163,691
   395    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.150    04/01/12       374,519
 1,705    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.250    04/01/19     1,557,023

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  375    Mount Vernon, NY Indl Dev Agy Wartburg Sr Hsg
          Inc Meadowview (b)........................... 6.000%   06/01/09   $   352,391
 1,000    Nassau Cnty, NY Ser F........................ 7.000    03/01/03     1,046,550
 1,100    New York City Indl Dev Agy Brooklyn
          Navy Yard.................................... 5.650    10/01/28     1,001,121
   490    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled........... 7.500    08/01/26       499,996
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj................. 5.750    09/01/17       501,530
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................. 5.700    01/01/04       385,995
   350    New York City Indl Dev Civic Touro College
          Proj Ser A................................... 6.350    06/01/29       335,255
   500    New York City Indl Dev Civic YMCA Greater NY
          Proj......................................... 6.000    08/01/07       523,170
   500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd) (b)................... 5.375    06/15/19       487,860
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (FSA Insd)......................... 5.250    06/15/29       929,370
 1,325    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B.................................... 6.000    06/15/33     1,369,825
   500    New York City Ser B.......................... 5.700    08/15/07       528,015
 1,000    New York City Ser B (a)...................... 5.875    08/01/15     1,046,450
   500    New York City Ser C (Prerefunded @
          08/15/01).................................... 7.250    08/15/24       512,560
 1,255    New York City Ser H.......................... 5.000    03/15/29     1,097,774
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd)................................... 7.000    02/01/21       523,880
 1,250    New York City Tran Fin Auth Rev Ser B (FGIC
          Insd)........................................ 4.750    11/01/23     1,081,950
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace........................ 5.500    07/01/09       534,679
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace........................ 5.500    07/01/10       628,788
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)...................... 5.250    07/01/25       938,710
 1,230    New York St Dorm Auth Rev City Univ Ser D
          (FSA Insd)................................... 5.750    07/01/12     1,308,449
   300    New York St Dorm Auth Rev City Univ Ser F.... 5.000    07/01/14       284,661
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A........................................ 5.625    07/01/16       764,482

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  600    New York St Dorm Auth Rev City Univ Sys Third
          Genl Res 2 Rfdg.............................. 6.000%   07/01/05   $   632,976
   500    New York St Dorm Auth Rev Court Fac Lease Ser
          A............................................ 5.700    05/15/22       489,325
   750    New York St Dorm Auth Rev FHA Nursing Home
          Menorah (FHA Gtd)............................ 5.950    02/01/17       772,012
 1,245    New York St Dorm Auth Rev Long Island Univ... 5.000    09/01/16     1,180,098
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B................................... 6.375    07/01/29     1,236,912
 1,000    New York St Dorm Auth Rev Mount Sinai Health
          Ser A........................................ 5.625    07/01/04     1,028,130
   830    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................. 5.250    07/01/06       850,891
 1,245    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................. 5.250    07/01/07     1,278,279
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D.................... 5.750    02/15/08     1,050,460
   500    New York St Dorm Auth Rev St Univ Edl Fac.... 5.750    05/15/10       523,670
 1,000    New York St Dorm Auth Rev St Univ Edl Fac Ser
          A (MBIA Insd)................................ 4.750    05/15/25       857,930
 1,665    New York St Dorm Auth Rev St Univ Edl Facs
          Ser B (FSA Insd)............................. 5.250    05/15/13     1,688,710
 1,000    New York St Dorm Auth Rev St Univ Fac 1989
          Res (MBIA Insd).............................. 6.000    05/15/15     1,063,290
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Co Ser B (Inverse
          Fltg) (c).................................... 9.077    07/01/26       571,875
   500    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Revolving Fund Ser D.......... 6.850    11/15/11       545,365
   490    New York St Hsg Fin Agy Rev Insd Multi-Family
          Mtg Ser B (AMBAC Insd)....................... 6.250    08/15/14       505,974
 1,350    New York St Loc Govt Assist Ser E Rfdg....... 6.000    04/01/14     1,458,634
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200    08/15/05       540,490
 1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D................................... 6.200    02/15/28     1,543,065
   500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B
          (b).......................................... 6.650    10/01/25       512,235
   730    New York St Mtg Agy Rev Homeowner Mtg Ser 58
          (b).......................................... 6.400    04/01/27       755,375

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71........................................... 5.400%   04/01/29   $   935,060
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90........................................... 6.350    10/01/30     1,042,290
 1,750    New York St Thruway Auth Gen Rev Ser E Rfdg.. 4.750    01/01/19     1,558,165
 1,000    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg................................... 6.000    04/01/07     1,068,390
   290    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg................................... 5.750    04/01/09       304,120
 1,000    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg (AMBAC Insd) (a).................. 5.500    04/01/11     1,040,890
   370    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................. 5.625    01/01/07       380,231
   300    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................. 5.750    01/01/13       303,291
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg........................... 5.500    01/01/14       504,880
   420    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20       453,751
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac St
          Elizabeth Med Ser A.......................... 5.875    12/01/29       262,119
   455    Orange Cnty, NY Indl Dev Agy Life Care The
          Glen Arden Inc Proj.......................... 5.625    01/01/18       373,118
   300    Port Auth NY & NJ Spl Oblig.................. 7.000    10/01/07       313,038
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj 144A Private Placement
          (d).......................................... 6.250    05/01/28       484,698
   400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A.............. 6.375    12/01/17       374,096
   225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B................................... 7.500    08/01/10       213,019
   300    Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg................................... 5.000    01/01/12       296,799
   350    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A.................. 6.250    06/01/08       332,056
   500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A........................... 5.750    08/01/28       471,870
                                                                            -----------
                                                                             58,407,421
                                                                            -----------
          GUAM  0.8%
   500    Guam Arpt Auth Rev Ser B..................... 6.700    10/01/23       518,145
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          U. S. VIRGIN ISLANDS  2.7%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Loan Ser A............................. 6.375%   10/01/19   $ 1,025,030
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
          Nts Ser C.................................... 5.500    10/01/07       656,578
                                                                            -----------
                                                                              1,681,608
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $60,097,794).....................................................    60,607,174
                                                                            -----------
SHORT-TERM INVESTMENTS  6.6%
 1,900    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C.................................... 5.550    06/15/23     1,900,000
 2,200    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev NY St Elec & Gas Ser C............... 5.400    06/01/29     2,200,000
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,100,000)......................................................     4,100,000
                                                                            -----------

TOTAL INVESTMENTS  103.7%
  (Cost $64,197,794).....................................................    64,707,174

LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%)............................    (2,285,107)
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,422,067
                                                                            ===========

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $64,197,794)........................  $64,707,174
Cash........................................................      107,673
Receivables:
  Interest..................................................    1,057,645
  Fund Shares Sold..........................................      271,750
Other.......................................................        1,998
                                                              -----------
    Total Assets............................................   66,146,240
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,180,666
  Fund Shares Repurchased...................................      132,297
  Investment Advisory Fee...................................       75,731
  Income Distributions......................................       74,270
  Distributor and Affiliates................................       71,523
Accrued Expenses............................................      106,198
Trustees' Deferred Compensation and Retirement Plans........       83,488
                                                              -----------
    Total Liabilities.......................................    3,724,173
                                                              -----------
NET ASSETS..................................................  $62,422,067
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,501,013
Net Unrealized Appreciation.................................      509,380
Accumulated Net Investment Income...........................      165,615
Accumulated Net Realized Loss...............................   (2,753,941)
                                                              -----------
NET ASSETS..................................................  $62,422,067
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $28,963,479 and 1,942,222 shares of
    beneficial interest issued and outstanding).............  $     14.91
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.65
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,852,812 and 1,936,838 shares of
    beneficial interest issued and outstanding).............  $     14.90
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,605,776 and 308,987 shares of
    beneficial interest issued and outstanding).............  $     14.91
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 3,704,569
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $77,080, $273,870 and $48,687,
  respectively).............................................      399,637
Investment Advisory Fee.....................................      378,581
Shareholder Reports.........................................       86,845
Trustees' Fees and Related Expenses.........................       36,654
Legal.......................................................       18,251
Custody.....................................................        7,941
Other.......................................................      146,369
                                                              -----------
    Total Expenses..........................................    1,074,278
    Expense Reduction ($378,581 Investment Advisory Fee and
      $67,713 Other)........................................      446,294
    Less Credits Earned on Cash Balances....................        1,911
                                                              -----------
    Net Expenses............................................      626,073
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,078,496
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(2,399,758)
  Futures...................................................     (237,906)
                                                              -----------
Net Realized Loss...........................................   (2,637,664)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,711,632)
  End of the Period:
    Investments.............................................      509,380
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,221,012
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (416,652)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,661,844
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                 SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                 ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................    $  3,078,496         $  2,758,315
Net Realized Loss...............................      (2,637,664)             (81,746)
Net Unrealized Appreciation/Depreciation During
  the Period....................................       2,221,012           (4,877,763)
                                                    ------------         ------------
Change in Net Assets from Operations............       2,661,844           (2,201,194)
                                                    ------------         ------------

Distributions from Net Investment Income........      (2,907,125)          (2,758,315)
Distributions in Excess of Net Investment
  Income........................................             -0-              (16,019)
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income*............................      (2,907,125)          (2,774,334)
Distributions from Net Realized Gains*..........             -0-             (280,511)
                                                    ------------         ------------
Total Distributions.............................      (2,907,125)          (3,054,845)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................        (245,281)          (5,256,039)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      14,105,208           37,031,717
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................       1,952,433            2,056,860
Cost of Shares Repurchased......................     (23,345,078)         (10,970,966)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      (7,287,437)          28,117,611
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........      (7,532,718)          22,861,572
NET ASSETS:
Beginning of the Period.........................      69,954,785           47,093,213
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $165,615 and ($31,689), respectively).........    $ 62,422,067         $ 69,954,785
                                                    ============         ============

* Distributions by Class
------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares................................    $ (1,546,701)        $ (1,566,371)
  Class B Shares................................      (1,154,454)          (1,029,529)
  Class C Shares................................        (205,970)            (178,434)
                                                    ------------         ------------
                                                    $ (2,907,125)        $ (2,774,334)
                                                    ============         ============
Distributions from Net Realized Gain:
  Class A Shares................................    $        -0-         $   (147,076)
  Class B Shares................................             -0-             (116,190)
  Class C Shares................................             -0-              (17,245)
                                                    ------------         ------------
                                                    $        -0-         $   (280,511)
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS A SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.94   $16.22    $15.73     $14.99   $15.05   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .77      .79       .60        .79      .82      .82
  Net Realized and Unrealized
    Gain/Loss........................    (.07)   (1.19)      .51        .79     (.08)    1.48
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .70     (.40)     1.11       1.58      .74     2.30
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .73      .79       .60        .80      .80      .83
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .73      .88       .62        .84      .80      .83
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.91   $14.94    $16.22     $15.73   $14.99   $15.05
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.91%   -2.61%     7.11%**   10.92%    5.14%   17.33%
Net Assets at End of the Period (In
  millions)..........................  $ 29.0   $ 36.6    $ 25.0     $ 18.0   $  7.7   $  5.4
Ratio of Expenses to Average Net
  Assets*............................    .61%     .33%      .39%       .64%     .31%     .21%
Ratio of Net Investment Income to
  Average Net Assets*................   5.26%    5.03%     5.01%      5.16%    5.56%    5.63%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   1.32%    1.23%     1.43%      1.47%    1.82%    2.10%
Ratio of Net Investment Income to
  Average Net Assets.................   4.56%    4.13%     3.97%      4.33%    4.04%    3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS B SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.92   $16.21    $15.73     $14.99   $15.05   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .66      .68       .51        .69      .70      .71
  Net Realized and Unrealized
    Gain/Loss........................    (.06)   (1.20)      .51        .78     (.07)    1.48
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .60     (.52)     1.02       1.47      .63     2.19
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .62      .68       .52        .69      .69      .72
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .62      .77       .54        .73      .69      .72
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.90   $14.92    $16.21     $15.73   $14.99   $15.05
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.17%   -3.34%     6.58%**   10.07%    4.37%   16.47%
Net Assets at End of the Period (In
  millions)..........................  $ 28.8   $ 28.2    $ 19.0     $ 13.1   $ 10.1   $  9.7
Ratio of Expenses to Average Net
  Assets*............................   1.36%    1.08%     1.14%      1.36%    1.07%     .93%
Ratio of Net Investment Income to
  Average Net Assets*................   4.51%    4.27%     4.26%      4.49%    4.79%    4.93%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   2.07%    1.98%     2.19%      2.18%    2.60%    2.82%
Ratio of Net Investment Income to
  Average Net Assets.................   3.81%    3.37%     3.21%      3.67%    3.26%    3.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS C SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.92   $16.20    $15.73     $14.99   $15.04   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .68      .68       .51        .68      .70      .71
  Net Realized and Unrealized
    Gain/Loss........................    (.07)   (1.19)      .50        .79     (.06)    1.47
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .61     (.51)     1.01       1.47      .64     2.18
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .62      .68       .52        .69      .69      .72
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .62      .77       .54        .73      .69      .72
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.91   $14.92    $16.20     $15.73   $14.99   $15.04
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.24%   -3.28%     6.51%**   10.07%    4.44%   16.39%
Net Assets at End of the Period (In
  millions)..........................  $  4.6   $  5.1    $  3.1     $  1.0   $   .4   $   .4
Ratio of Expenses to Average Net
  Assets*............................   1.36%    1.08%     1.14%      1.41%    1.08%     .98%
Ratio of Net Investment Income to
  Average Net Assets*................   4.52%    4.28%     4.22%      4.37%    4.78%    4.81%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   2.07%    1.98%     2.18%      2.23%    2.61%    2.86%
Ratio of Net Investment Income to
  Average Net Assets.................   3.81%    3.38%     3.17%      3.55%    3.25%    2.93%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $912,578 which expires September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses related to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $64,255,381; the aggregate gross unrealized appreciation is $1,470,318 and the aggregate gross unrealized depreciation is $1,018,525, resulting in net unrealized appreciation on long- and short-term investments of $451,793.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $25,933 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $1,911 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .50 of 1%

    For the year ended September 30, 2000, the Adviser voluntarily waived $378,581 of its investment advisory fee and assumed $67,713 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $4,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $38,800 representing Van Kampen's cost of providing accounting and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $27,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $30,297,930, $29,317,979, and
$4,885,104 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     441,969    $  6,454,775
  Class B.................................................     463,481       6,776,777
  Class C.................................................      59,464         873,656
                                                            ----------    ------------
Total Sales...............................................     964,914    $ 14,105,208
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      76,519    $  1,118,570
  Class B.................................................      47,021         687,193
  Class C.................................................      10,041         146,670
                                                            ----------    ------------
Total Dividend Reinvestment...............................     133,581    $  1,952,433
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,026,835)   $(15,010,842)
  Class B.................................................    (465,344)     (6,811,266)
  Class C.................................................    (104,564)     (1,522,970)
                                                            ----------    ------------
Total Repurchases.........................................  (1,596,743)   $(23,345,078)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $37,735,427, $28,665,275 and $5,387,748 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................  1,174,020    $ 18,522,207
  Class B.................................................    984,624      15,451,431
  Class C.................................................    195,063       3,058,079
                                                            ---------    ------------
Total Sales...............................................  2,353,707    $ 37,031,717
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     82,755    $  1,297,421
  Class B.................................................     39,877         624,335
  Class C.................................................      8,638         135,104
                                                            ---------    ------------
Total Dividend Reinvestment...............................    131,270       2,056,860
                                                            =========    ============
Repurchases:
  Class A.................................................   (347,401)   $ (5,425,572)
  Class B.................................................   (302,183)     (4,719,677)
  Class C.................................................    (53,303)       (825,717)
                                                            ---------    ------------
Total Repurchases.........................................   (702,887)   $(10,970,966)
                                                            =========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 13,791 and -0-Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First.......................................................  4.00%              1.00%
Second......................................................  3.75%               None
Third.......................................................  3.50%               None
Fourth......................................................  2.50%               None
Fifth.......................................................  1.50%               None
Sixth.......................................................  1.00%               None
Seventh and Thereafter......................................   None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,800 and CDSC on redeemed shares of approximately $97,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,801,982 and $47,773,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................     -0-
Futures Opened..............................................     180
Futures Closed..............................................    (180)
                                                                ----
Outstanding at September 30, 2000...........................     -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $231,900.

7. BORROWINGS

In accordance with its investment policies, the fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund had no borrowings on September 30, 2000. The Fund has not borrowed against the credit facility during the period.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1) -- Agreement and Declaration of Trust(1)
      (2) --  Certificate of Amendment(10)
      (3) --  Second Amended and Restated Certificate of Designation for:
                 (i)  Van Kampen Insured Tax Free Income Fund(10)
                (ii)  Van Kampen Tax Free High Income Fund(10)
               (iii)  Van Kampen California Insured Tax Free Fund(10)
                (iv)  Van Kampen Municipal Income Fund(10)
                 (v)  Van Kampen Florida Insured Tax Free Income Fund(10)
                (vi)  Van Kampen New York Tax Free Income Fund(10)
               (vii)  Van Kampen Michigan Tax Free Income Fund(10)
              (viii)  Van Kampen Missouri Tax Free Income Fund(10)
                (ix)  Van Kampen Ohio Tax Free Income Fund(10)
          --  Third Amended and Restated Certificate of Designation for:
                 (x)  Van Kampen Intermediate Term Municipal Income Fund(10)
                (xi)  Van Kampen California Municipal Income Fund(13)
    (b)     -- By-Laws(1)
    (c)     -- Specimen Certificate of Share of Beneficial Interest of:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund(13)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (d)     -- Investment Advisory Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Municipal Income Fund(13)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (e)(1) -- Distribution and Service Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Municipal Income Fund(13)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)

      (2) --  Form of Dealer Agreement(4)
      (3) --  Form of Broker Fully Disclosed Selling Agreement(4)
      (4) --  Form of Bank Fully Disclosed Selling Agreement(4)
   (f)(1) --  Form of Trustee Deferred Compensation Plan(11)
   (f)(2) --  Form of Trustee Retirement Plan(11)
   (g)(1) --  Custodian Contract for:
                    (i)  Van Kampen Insured Tax Free Income Fund(5)
                   (ii)  Van Kampen Tax Free High Income Fund(5)
                  (iii)  Van Kampen California Insured Tax Free Fund(5)
                   (iv)  Van Kampen Municipal Income Fund(5) and (6)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(5)
                  (vii)  Van Kampen New York Tax Free Income Fund(5)
                 (viii)  Van Kampen California Municipal Income Fund(2) and (5)
                   (ix)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                    (x)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                   (xi)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
      (2) --  Transfer Agency and Service Agreement(5)
   (h)(2) --  Fund Accounting Agreement(5)
      (3) --  Legal Services Agreement(3)
   (i)(1) --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                    (i)  Van Kampen Insured Tax Free Income Fund(8)
                   (ii)  Van Kampen Tax Free High Income Fund(8)
                  (iii)  Van Kampen California Insured Tax Free Fund(8)
                   (iv)  Van Kampen Municipal Income Fund(8)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(8)
                  (vii)  Van Kampen New York Tax Free Income Fund(8)
                 (viii)  Van Kampen California Municipal Income Fund(13)
                   (ix)  Van Kampen Michigan Tax Free Income Fund++
                    (x)  Van Kampen Missouri Tax Free Income Fund++
                   (xi)  Van Kampen Ohio Tax Free Income Fund++
      (2) --  Consent of Skadden, Arps, Slate, Meagher and Flom (Illinois)+
      (3) --  Consent of Squire, Sanders & Dempsey LLP+
   (j)(1) --  Opinions of KPMG LLP for:
                    (i)  Van Kampen Insured Tax Free Income Fund+
                   (ii)  Van Kampen Tax Free High Income Fund+
                  (iii)  Van Kampen California Insured Tax Free Fund+
                   (iv)  Van Kampen Municipal Income Fund+
                    (v)  Van Kampen Intermediate Term Municipal Income Fund+
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund+
                  (vii)  Van Kampen New York Tax Free Income Fund+
      (2) --  Consents of KPMG LLP for:
                    (i)  Van Kampen Insured Tax Free Income Fund+
                   (ii)  Van Kampen Tax Free High Income Fund+
                  (iii)  Van Kampen California Insured Tax Free Fund+
                   (iv)  Van Kampen Municipal Income Fund+
                    (v)  Van Kampen Intermediate Term Municipal Income Fund+
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund+
                  (vii)  Van Kampen New York Tax Free Income Fund+
      (3) --  Consent of Ernst & Young LLP
   (k)    --  Not applicable
   (l)    --  Letter of understanding relating to initial capital(9)

   (m)(1) --  Plan of Distribution Pursuant to Rule 12b-1 for:
                    (i)  Van Kampen Insured Tax Free Income Fund(1)
                   (ii)  Van Kampen Tax Free High Income Fund(1)
                  (iii)  Van Kampen California Insured Tax Free Fund(1)
                   (iv)  Van Kampen Municipal Income Fund(1)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
                  (vii)  Van Kampen New York Tax Free Income Fund(1)
                 (viii)  Van Kampen California Municipal Income Fund(13)
                   (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                    (x)  Van Kampen Missouri Tax Free Income Fund(2)
                   (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (2) --  Form of Shareholder Assistance Agreement(4)
      (3) --  Form of Administrative Services Agreement(4)
      (4) --  Service Plan for:
                    (i)  Van Kampen Insured Tax Free Income Fund(1)
                   (ii)  Van Kampen Tax Free High Income Fund(1)
                  (iii)  Van Kampen California Insured Tax Free Fund(1)
                   (iv)  Van Kampen Municipal Income Fund(1)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
                  (vii)  Van Kampen New York Tax Free Income Fund(1)
                 (viii)  Van Kampen California Municipal Income Fund(13)
                   (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                    (x)  Van Kampen Missouri Tax Free Income Fund(2)
                   (xi)  Van Kampen Ohio Tax Free Income Fund(2)
   (n)    --  Amended Multi-Class Plan(8)
   (p)    --  Code of Ethics of Funds, Investment Adviser and Distributor+
   (q)    --  Power of Attorney+
   (z)(1) --  List of Investment Companies in response to Item 27(a)+
      (2) --  List of Officers and Directors of Van Kampen Funds Inc.
              in response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.
 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.
(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.

(11) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 7, 2000.

(12) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 28, 1999.


(13)Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on March 7, 2000.


 + Filed herewith.

++ To be filed by future amendments.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statements of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Registrant.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement, "Other Agreements," and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The Registrant's sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).


     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers of the Registrant are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by the Adviser and by the Distributor, will be maintained at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX FREE TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 26th day of January, 2001.


                                      VAN KAMPEN TAX FREE TRUST

                                      By:      /s/  A. THOMAS SMITH III
                                         ---------------------------------------

                                             A. Thomas Smith III, Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to this Registration Statement has been signed on January 26, 2001 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

            /s/  RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/  MITCHELL M. MERIN*                 Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

              /s/  A. THOMAS SMITH III                                               January 26, 2001
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO


                    POST-EFFECTIVE AMENDMENT 47 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION



EXHIBIT
 NUMBER                                       EXHIBIT
-------                                       -------
(i)(2) --  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
  (3) --   Consent of Squire, Sanders & Dempsey LLP
(j)(1) --  Opinions of KPMG LLP for:
              (i)   Van Kampen Insured Tax Free Income Fund
             (ii)   Van Kampen Tax Free High Income Fund
            (iii)   Van Kampen California Insured Tax Free Fund
             (iv)   Van Kampen Municipal Income Fund
              (v)   Van Kampen Intermediate Term Municipal Income Fund
             (vi)   Van Kampen Florida Insured Tax Free Income Fund
            (vii)   Van Kampen New York Tax Free Income Fund
  (2) --   Consents of KPMG LLP for:
              (i)   Van Kampen Insured Tax Free Income Fund
             (ii)   Van Kampen Tax Free High Income Fund
            (iii)   Van Kampen California Insured Tax Free Fund
             (iv)   Van Kampen Municipal Income Fund
              (v)   Van Kampen Intermediate Term Municipal Income Fund
             (vi)   Van Kampen Florida Insured Tax Free Income Fund
            (vii)   Van Kampen New York Tax Free Income Fund
  (3) --   Consent of Ernst & Young LLP
(p)    --  Code of Ethics of Funds, Investment Adviser and Distributor
(q)    --  Power of Attorney
(z)(1) --  List of Investment Companies in response to Item 27(a)
           List of Officers and Directors of Van Kampen Funds Inc. in response
  (2) --   to Item 27(b)